CRESTAR FINANCIAL CORPORATION

                     ADDITIONAL NONQUALIFIED EXECUTIVE PLAN




                             AS AMENDED AND RESTATED
                           EFFECTIVE DECEMBER 26, 1990

                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

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
INTRODUCTION....................................................................Introduction-1

ARTICLE 1 -- GENERAL.......................................................................1-1

1.01.    Plan Creates No Separate Rights...................................................1-1
         (a)   Rights only by statute......................................................1-1
         (b)   No employment rights........................................................1-1

1.02.    Delegation of Authority...........................................................1-2
         (a)   Sponsor.....................................................................1-2
         (b)   Other Employers.............................................................1-2
         (c)   Administrator's Rules.......................................................1-2

1.03.    Limitation of Liability...........................................................1-2
         (a)   Section governs.............................................................1-2
         (b)   Individual liability........................................................1-2
         (c)   Co-Fiduciary liability......................................................1-2
         (d)   Allocating and delegating...................................................1-3
         (e)   Release.....................................................................1-3

1.04.    Legal Action......................................................................1-3

1.05.    Benefits Supported Only by Sponsor................................................1-3

1.06.    Administration Standards..........................................................1-4

1.07.    Plan Sponsor and Other Employers..................................................1-4
         (a)   Sponsor.....................................................................1-4
         (b)   Other Employers.............................................................1-4

1.08.    Method of Participation...........................................................1-4

1.09.    Withdrawal by Employer............................................................1-5

1.10.    Tax Year..........................................................................1-5
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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

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1.11.    Suspension Periods................................................................1-5

ARTICLE 2 -- PARTICIPATION.................................................................2-1

2.01.    Conditions of Participation.......................................................2-1
         (a)   Special participation rule..................................................2-1
         (b)   Beginning participation.....................................................2-2

2.02.    Employment and Eligibility Status Changes.........................................2-2
         (a)   Changing to non-Covered Employee............................................2-2
         (b)   Changing to Covered Employee................................................2-3
         (c)   Losing Eligible Employee status.............................................2-3

2.03.    Renewed Participation.............................................................2-3

2.04.    Determination of Eligibility......................................................2-3

2.05.    Enrollment........................................................................2-4
         (a)   Application.................................................................2-4
         (b)   Acknowledegment.............................................................2-4
         (c)   Benefit exhibits............................................................2-4
         (d)   Participants, Active Participants...........................................2-4

2.06.    Certification of Participation....................................................2-5

2.07.    Suspension Periods................................................................2-5

ARTICLE 3 -- CONTRIBUTIONS.................................................................3-1

3.01.    Suspension Periods................................................................3-1

3.02.    General Provisions on Employer Contributions and Benefit Payments.................3-1
         (a)   Section is primary..........................................................3-1
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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

Section                                                                                   Page
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         (b)   Qualification intended......................................................3-1
         (c)   Questioned qualification....................................................3-1
         (d)   Pension Benefit Guaranty Corporation determination..........................3-2
         (e)   Deductions intended.........................................................3-2
         (f)   Mistake of fact.............................................................3-3
         (g)   Determining contributions and payments......................................3-3
         (h)   Contributing................................................................3-3
         (i)   Cash or property............................................................3-4
         (j)   Administrator's discretion..................................................3-4
         (k)   Administrator's Rules.......................................................3-4

3.03.    General Provisions on Elective Deferrals..........................................3-4
         (a)   Section is primary..........................................................3-4
         (b)   Limited effect of section...................................................3-4
         (c)   Elective Deferral...........................................................3-5
         (d)   Benefit Entitlement Nonforfeitable..........................................3-5
         (e)   Transfers by Employers......................................................3-6
         (f)   Allocation or payment determines time of Accrued Benefit....................3-6

3.04.    Cash and Non-cash Contributions or Payments.......................................3-6
         (a)   Non-cash contributions or payments allowed..................................3-6
         (b)   Value of non-cash contributions or payments.................................3-6

3.05.    Compensation-adjustment Elections.................................................3-7
         (a)   Limited effect of section...................................................3-7
         (b)   Form........................................................................3-7
         (c)   Election....................................................................3-7
         (d)   Contents....................................................................3-8
         (e)   Closing Dates...............................................................3-8
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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

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         (f)   Separate elections and continuing effect....................................3-8
         (g)   Limiting Compensation-adjustment; Elections.................................3-9
         (h)   Expanding election allowances...............................................3-9
         (i)   Time election is effective..................................................3-9
         (j)   Modifications and rejections...............................................3-10
         (k)   Instructions to Employers..................................................3-10

3.06.    Internal Reserve.................................................................3-11
         (a)   Limited effect of section..................................................3-11
         (b)   Additions to Internal Reserve..............................................3-11
         (c)   Reductions of Internal Reserve.............................................3-11
         (d)   Directions relating to Internal Reserve....................................3-11

3.07.    Basic Contribution...............................................................3-12
         (a)   Contribution calculated....................................................3-12
         (b)   Pre-termination contribution...............................................3-12

3.08.    Matching Contributions...........................................................3-13
         (a)   Matching Contributions.....................................................3-13
         (b)   Designated Matching Contributions..........................................3-13

3.09.    Plan Liability Account Increases.................................................3-14
         (a)   Defined-benefit-equivalent Make-whole Benefit Entitlements.................3-14
         (b)   Defined-contribution Make-whole Benefit Entitlements.......................3-14
         (c)   Limited Addition earnings..................................................3-15
         (d)   Adjustments................................................................3-15
         (e)   Ordering...................................................................3-15
         (f)   Elective Deferrals.........................................................3-16
         (g)   Elective Deferral earnings.................................................3-16
         (h)   Defined benefits...........................................................3-16
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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

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3.10.    Transfers........................................................................3-16

ARTICLE 4 -- BENEFIT ENTITLEMENTS ALLOCATIONS, DEFINED BENEFITS............................4-1

4.01.    General Rules and Limitations.....................................................4-1
         (a)   Suspension Periods..........................................................4-1
         (b)   General limits..............................................................4-1
         (c)   Deductibility limitation....................................................4-1
         (d)   Non-cash contributions......................................................4-2
         (e)   Maximum Annual Addition limitations.........................................4-2
         (f)   Special Annual Addition allowances and limitations..........................4-2
         (g)   Limitation related to excise taxes..........................................4-2

4.02.    Accounts..........................................................................4-3
         (a)   Named Accounts generally....................................................4-3
         (b)   Plan Liability Accounts.....................................................4-3
         (c)   Employer Contribution Accounts..............................................4-4
         (d)   Accounts that make up Employer Contribution Account.........................4-4
         (e)   Pre-tax Savings Account.....................................................4-5

4.03.    Defined-benefit Benefit Entitlements..............................................4-5
         (a)   Make-whole Benefit Entitlements.............................................4-5
         (b)   Supplemental Benefit Entitlements...........................................4-5

4.04.    Basic Contribution Allocations....................................................4-6
         (a)   General.....................................................................4-6
         (b)   Sponsor designation.........................................................4-6
         (c)   Failure to designate........................................................4-6

4.05.    Matching Contribution Allocations.................................................4-6
         (a)   General.....................................................................4-6
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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
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         (b)   Sponsor designation.........................................................4-7
         (c)   Failure to designate........................................................4-7

4.06.    Allocations to Pre-tax Savings Accounts...........................................4-7
         (a)   General.....................................................................4-7
         (b)   Sponsor designation.........................................................4-7
         (c)   Failure to designate........................................................4-7

EXHIBIT FOR ARTICLE 4......................................................................4-9

ARTICLE 5 -- VESTING.......................................................................5-1

5.01.    Suspension Period.................................................................5-1

5.02.    Vested Benefits...................................................................5-1
         (a)   Nonforfeitable Accounts.....................................................5-1
         (b)   Full vesting................................................................5-1
         (c)   Nullifying Plan provisions..................................................5-2

5.03.    Forfeitures.......................................................................5-2
         (a)   Basic rules governing time of Forfeiture....................................5-2
         (b)   Time of distributions in relationship to time of Forfeiture.................5-3
         (c)   Allocation of Forfeitures...................................................5-3

ARTICLE 6 -- DISTRIBUTIONS.................................................................6-1

6.01.    General Provisions on Benefits, Distributions, Transfers..........................6-1
         (a)   Suspension Periods..........................................................6-1
         (b)   Article controls............................................................6-1
         (c)   Administrator authority and discretion......................................6-1
         (d)   Discharge of liability......................................................6-2
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                                      -vi-
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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

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         (e)   Transfers on notice from Sponsor............................................6-2
         (f)   Plan termination distributions..............................................6-2
         (g)   Special distributions allowed...............................................6-2
         (h)   Unclaimed benefits..........................................................6-3
         (i)   Recapture of payments.......................................................6-3
         (j)   Limits on assignment........................................................6-3
         (k)   Garnishments................................................................6-3
         (1)   Distributions to minors and incompetents....................................6-4
         (m)   General rule for valuing Benefit Entitlements for distributions.............6-4

6.02.    Claims............................................................................6-4
         (a)   Distributions without claims................................................6-4
         (b)   Claims to Administrator.....................................................6-5
         (c)   Administrator's response....................................................6-5
         (d)   Denied claims...............................................................6-5

6.03.    Review of Claims..................................................................6-6
         (a)   Administrator's review......................................................6-6
         (b)   Possible hearing............................................................6-6
         (c)   Review decision time limit..................................................6-6
         (d)   Allowances if a committee reviews...........................................6-7
         (e)   Determination final.........................................................6-7

6.04.    Death Distributions...............................................................6-8
         (a)   Amount to which section applies.............................................6-8
         (b)   Ordering distribution.......................................................6-8
         (c)   Valuing the Benefit Entitlement.............................................6-8
         (d)   Death before termination of employment......................................6-8
         (e)   Death after termination of employment.......................................6-9
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                                     -vii-
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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

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6.05.    Distributions on Events...........................................................6-9
         (a)   When section applies........................................................6-9
         (b)   Allocation entitlements.....................................................6-9
         (c)   Distribution...............................................................6-10
         (d)   Involuntary Cash-out.......................................................6-11

6.06.    Methods of Distribution..........................................................6-12
         (a)   Forms first................................................................6-12
         (b)   Designation to Administrator...............................................6-12
         (c)   Other provisions limit.....................................................6-13
         (d)   Change requests............................................................6-13
         (e)   Methods....................................................................6-13
         (f)   Restrictions...............................................................6-13
         (g)   Further change allowed.....................................................6-14
         (h)   Emergency payments.........................................................6-15

ARTICLE 7 -- DEATH BENEFITS................................................................7-1

7.01.    Proof of Death....................................................................7-1

7.02.    Designation of Beneficiary........................................................7-1
         (a)   Application of section......................................................7-1
         (b)   Beneficiaries...............................................................7-1

ARTICLE 8 -- AMENDMENT, TERMINATION, AND MERGER............................................8-1

8.01.    Exercise of Powers................................................................8-1
         (a)   Source of powers............................................................8-1
         (b)   Power to amend..............................................................8-1
         (c)   General power to amend, terminate, or transfer liabilities..................8-3
         (d)   Sponsor's powers suspended..................................................8-3

8.02.    Amendment.........................................................................8-3
         (a)   Sponsor.....................................................................8-3
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                                     -viii-
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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
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         (b)   Forfeitures of Benefit Entitlements, other effects..........................8-4

8.03.    Plan Merger or Liability Transfer.................................................8-4

8.04.    Discontinuance of Contributions or Benefit Payments...............................8-4

8.05.    Termination.......................................................................8-4
         (a)   General termination rules...................................................8-4
         (b)   Notice......................................................................8-5
         (c)   Termination as to specific Participants or groups of Participants...........8-5
         (d)   Termination as to specific Plan benefits....................................8-5
         (e)   Partial termination.........................................................8-5

8.06.    Effect of Employer Transactions...................................................8-6

8.07.    Satisfaction of Benefit Entitlements..............................................8-6

8.08.    Restrictions Applicable Under Certain Circumstances...............................8-6

8.09.    Rules About Entities Exercising Powers............................................8-7
         (a)   Exhibits....................................................................8-7
         (b)   Power to amend..............................................................8-7
         (c)   Power to terminate..........................................................8-7
         (d)   Power over mergers..........................................................8-8
         (e)   Power over liability, transfers.............................................8-8
         (f)   Power to delegate...........................................................8-8
         (g)   Other powers................................................................8-9
         (h)   Relationship to other Plan provisions.......................................8-9
         (i)   Exercise of power...........................................................8-9

8.10.    Trigger Events, Restoration Events, and Consequences..............................8-9
         (a)   Application of section......................................................8-9
         (b)   Limitation on amendment and
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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
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               termination rights.........................................................8-10
         (c)   Mergers and liability transfers............................................8-10
         (d)   Consent to actions of Administrator........................................8-10
         (e)   Consent to actions of Committees...........................................8-10
         (f)   Other powers suspended.....................................................8-11
         (g)   Restoration events.........................................................8-11

ARTICLE 9 -- PHANTOM INVESTMENTS AND RELATED RULES.........................................9-1

9.01.    Suspension Periods................................................................9-1

9.02.    Phantom Investment Options........................................................9-1
         (a)   Participant directions......................................................9-1
         (b)   Changes in investments......................................................9-1

9.03.    Participant-directed Phantom Investments..........................................9-1
         (a)   Conditional effectiveness...................................................9-1
         (b)   Phantom Investments.........................................................9-2
         (c)   Participant directions limited..............................................9-2
         (d)   Communication of directions.................................................9-3
         (e)   Directed investments........................................................9-3
         (f)   Percentage limitations......................................................9-3
         (g)   Direction by Participants...................................................9-4
         (h)   Creation or cancellation of funds...........................................9-4
         (i)   Fund for Nondirected Accounts...............................................9-5
         (j)   Other Participant rights....................................................9-5
         (k)   Separation from Service.....................................................9-5
         (1)   Post-employment rights......................................................9-5

ARTICLE 10 -- ADMINISTRATION..............................................................10-1

10.01.   Named Fiduciaries, Allocation of Responsibility..................................10-1
         (a)   Suspension Periods.........................................................10-1
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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
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         (b)   Named Fiduciaries..........................................................10-1
         (c)   Multiple-person Fiduciaries................................................10-1
         (d)   Sponsor....................................................................10-2
         (e)   Administrator..............................................................10-2
         (f)   Alternate Administrators...................................................10-2
         (g)   Lack of designation........................................................10-2
         (h)   Allocation of responsibility...............................................10-3
         (i)   Separate liability.........................................................10-3

10.02.   Administrator Appointment, Removal, Successors,
         Except During a Suspension Period................................................10-3
         (a)   Application of section.....................................................10-3
         (b)   Administrator appointment..................................................10-3
         (c)   Administrator resignation, removal.........................................10-3
         (d)   Successor Administrator appointment........................................10-4
         (e)   Successor Administration-member appointment................................10-4
         (f)   Qualification..............................................................10-4

10.03.   Administrator Appointment, Removal, Successors During a Suspension Period........10-4
         (a)   Application of section.....................................................10-4
         (b)   General....................................................................10-5
         (c)   Suspension of Sponsor's powers.............................................10-5
         (d)   Removal....................................................................10-5
         (e)   Removal for interest.......................................................10-5
         (f)   Resignation................................................................10-7
         (g)   Successor appointment......................................................10-7
         (h)   Additional and Successor Administrator-members; continuing service.........10-8
         (i)   Qualification..............................................................10-8

10.04.   Alternate Administrator Appointment, Removal, Successors
         Except During a Suspension Period................................................10-8
         (a)   Application of section.....................................................10-8
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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
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         (b)   Alternate Administrator appointment........................................10-8
         (c)   Alternate Administrator resignation, removal...............................10-9
         (d)   Successor Alternate Administrator-member appointment.......................10-9
         (e)   Qualification..............................................................10-9

10.05.   Alternate Administrator Appointment, Removal, Successors
         During a Suspension Period......................................................10-10
         (a)   Application of section....................................................10-10
         (b)   Alternate Administrator appointment.......................................10-10
         (c)   Suspension of Sponsor's powers............................................10-10
         (d)   Removal; resignation......................................................10-10
         (e)   Additional and successor Alternate Administrator-members;
               continuing service........................................................10-11
         (f)   Qualification.............................................................10-11

10.06.   Operation of Administrator......................................................10-11
         (a)   Records...................................................................10-11
         (b)   Multiple-person Administrator acts and decisions..........................10-11
         (c)   Delegations by a multiple-person Administrator............................10-12

10.07.   Other Fiduciary, Appointment, Removal, Successors,
         Except During a Suspension Period...............................................10-12
         (a)   Application of section....................................................10-12
         (b)   Other Fiduciaries generally...............................................10-12
         (c)   Appointment...............................................................10-13
         (d)   Resignation, removal......................................................10-13
         (e)   Successor appointment.....................................................10-13
         (f)   Qualification.............................................................10-13
         (g)   Related parties...........................................................10-14

10.08.   Other Fiduciary Appointment, Removal,

                                     -xii-
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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

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         Successors During a Suspension Period...........................................10-14
         (a)   Application of section....................................................10-14
         (b)   Other Fiduciaries generally...............................................10-14
         (c)   General...................................................................10-14
         (d)   Suspension of Sponsor's powers............................................10-14
         (e)   Removal by Administrator..................................................10-15
         (f)   Removal by other Fiduciary................................................10-15
         (g)   Resignation...............................................................10-15
         (h)   Successor appointment.....................................................10-16
         (i)   Additional Fiduciaries; continuing service................................10-16
         (j)   Qualification.............................................................10-16

10.09.   Operation of Multiple-Person Fiduciaries........................................10-16
         (a)   Other Fiduciaries generally...............................................10-16
         (b)   Suspension Period.........................................................10-17
         (c)   Rules and guidelines......................................................10-17
         (d)   Records...................................................................10-17
         (e)   Multiple-person Fiduciary's acts and decisions............................10-17
         (f)   Multiple-person Fiduciary's delegation of authority.......................10-17
         (g)   Ministerial duties........................................................10-18

10.10.   Administrator's, Plan Committees' Powers and Duties.............................10-18
         (a)   Plan decisions............................................................10-18
         (b)   Conclusive determination..................................................10-19
         (c)   Participation.............................................................10-19
         (d)   Agents and advisors.......................................................10-19

10.11.  Discretion of Administrator, Plan Committees.....................................10-20

10.12.  Records and Reports..............................................................10-20
        (a)   Reports....................................................................10-20

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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

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        (b)   Records....................................................................10-20

10.13.  Payment of Expenses..............................................................10-20

10.14.  Notification to Interested Parties...............................................10-21

10.15.  Notification of Eligibility......................................................10-21

10.16.  Notices..........................................................................10-21

10.17.  Annual Statement.................................................................10-21

10.18.  Limitation of Administrator's and Plan Committees' Liability.....................10-21
        (a)   Separate liability.........................................................10-21
        (b)   Indemnification............................................................10-22
        (c)   Fiduciaries................................................................10-22

10.19.  Errors and Omissions.............................................................10-23

10.20.  Communication of Directions from Participants....................................10-23

ARTICLE 11--DEFINITIONS...................................................................11-1

11.01.  Account...........................................................................11-1

11.02.  Accrued Benefit...................................................................11-1

11.03.  Acquiring Person..................................................................11-2

11.04.  Active Participant................................................................11-2

11.05.  Administrator.....................................................................11-2

11.06.  Administrator's Rules.............................................................11-2

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
                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
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11.07.  Affiliate.........................................................................11-2

11.08.  Affiliate-maintained..............................................................11-3

11.09.  Age...............................................................................11-3

11.10.  Allocation Period.................................................................11-3

11.11.  Alternate Administrator...........................................................11-3

11.12.  Annual Addition...................................................................11-3

11.13.  Assignment or Alienation..........................................................11-4

11.14.  Associate.........................................................................11-5

11.15.  Associated Plan...................................................................11-6

11.16.  Basic Contribution................................................................11-6

11.17.  Beneficiary or Beneficiaries......................................................11-6

11.18.  Benefit Entitlement...............................................................11-6

11.19.  Board or Board of Directors.......................................................11-6

11.20.  Closing Date......................................................................11-6

11.21.  Code..............................................................................11-6

11.22.  Compensation......................................................................11-6

11.23.  Compensation-adjustment Election..................................................11-7

                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

Section                                                                                   Page
-------                                                                                   ----
11.24.  Continuing Directors..............................................................11-8

11.25.  Control, Controlling..............................................................11-8

11.26.  Control Affiliate.................................................................11-8

11.27.  Covered Employee..................................................................11-9

11.28.  Defined Benefit Plan or DBP.......................................................11-9

11.29.  Defined Benefit Schedule..........................................................11-9

11.30.  Defined Contribution Plan or DCP..................................................11-9

11.31.  Disability........................................................................11-9

11.32.  Earnings.........................................................................11-10

11.33.  Effective Date...................................................................11-10

11.34.  EIAP.............................................................................11-10

11.35.  Elective Deferral................................................................11-10

11.36.  Elective Deferral Benefit Entitlement............................................11-10

11.37.  Elective Deferral Earnings Factor................................................11-10

11.38.  Eligible Employee................................................................11-10

11.39.  Eligible Individual Account Plan EIAP............................................11-11

11.40.  Employee.........................................................................11-11

11.41.  Employee Contribution............................................................11-11

                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

Section                                                                                   Page
-------                                                                                   ----
11.42.  Employee Contribution Account....................................................11-11

11.43.  Employer.........................................................................11-11

11.44.  Employer Contribution Account....................................................11-11

11.45.  Employer Contribution Benefit Entitlement........................................11-12

11.46.  Employer-maintained..............................................................11-12

11.47.  Employer Real Property...........................................................11-12

11.48.  Entry Date.......................................................................11-12

11.49.  ERISA............................................................................11-12

11.50.  ERISA Affiliate..................................................................11-12

11.51.  Fiduciary........................................................................11-12

11.52.  Financial Trigger Event..........................................................11-13

11.53.  First-tier Trigger Event.........................................................11-14

11.54.  Forfeiture, Forfeit..............................................................11-14

11.55.  Hour of Service..................................................................11-14

11.56   Interested Person or Interested Party............................................11-15

11.57.  Internal Reserve.................................................................11-15

11.58.  Introduction.....................................................................11-15

                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

Section                                                                                   Page
-------                                                                                   ----
11.59.  Involuntary Cash-out.............................................................11-15

11.60.  Leave of Absence.................................................................11-15

11.61.  Limited Addition.................................................................11-16

11.62.  Limited Additions Earnings Factor................................................11-16

11.63.  Limited Benefit..................................................................11-16

11.64.  Majority-owned Subsidiary........................................................11-16

11.65.  Make-whole Benefit Entitlement...................................................11-17

11.66.  Matching Contribution............................................................11-17

11.67.  Maximum Annual Addition..........................................................11-17

11.68.  Maximum Election Amount..........................................................11-17

11.69.  Maximum Election Percentage......................................................11-17

11.70.  Minimum Election Amount..........................................................11-17

11.71.  Minimum Election Percentage......................................................11-18

11.72.  Named Account....................................................................11-18

11.73.  Named Fiduciary..................................................................11-18

11.74.  Nonforfeitable...................................................................11-18

11.75.  Nonqualified Pension Plan........................................................11-18

11.76.  Normal Retirement Age............................................................11-19




                                    -xviii-

                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

Section                                                                                   Page
-------                                                                                   ----

11.77.  Parent...........................................................................11-19

11.78.  Participant......................................................................11-19

11.79.  Participant Contributions........................................................11-19

11.80.  Party in Interest................................................................11-19

11.81.  Pension Plan.....................................................................11-21

11.82.  Person...........................................................................11-21

11.83.  Phantom Investments..............................................................11-22

11.84.  Plan.............................................................................11-22

11.85.  Plan Committee...................................................................11-22

11.86.  Plan Liability Account...........................................................11-22

11.87.  Plan Year........................................................................11-22

11.88.  Pre-tax Savings Account..........................................................11-22

11.89.  Profit...........................................................................11-22

11.90.  Profit-sharing Plan..............................................................11-23

11.91.  Qualified Plan or Qualified Trust................................................11-23

11.92.  Qualifying Employer Real Property................................................11-23

11.93.  Related Entity...................................................................11-23

                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

Section                                                                                   Page
-------                                                                                   ----
11.94.  Related Entity-maintained........................................................11-24

11.95.  Relative.........................................................................11-24

11.96.  Restoration Event................................................................11-24

11.97.  Restricted Participant...........................................................11-24

11.98.  Retire, Retires..................................................................11-24

11.99.  Retirement.......................................................................11-24

11.100. Second-tier Trigger Event........................................................11-24

11.101. Security.........................................................................11-26

11.102. Separation, Separation From Service..............................................11-27

11.103. Service..........................................................................11-27

11.104. Sponsor..........................................................................11-27

11.105. Sponsor-maintained...............................................................11-27

11.106. Sponsor's Designee...............................................................11-27

11.107. Spouse...........................................................................11-27

11.108. Subsidiary.......................................................................11-28

11.109. Supplemental Account.............................................................11-28

11.110. Supplemental Benefit Entitlement.................................................11-28

11.111. Supplemental Earnings Factor.....................................................11-28

                          CRESTAR FINANCIAL CORPORATION
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                TABLE OF CONTENTS
                                ------------------

Section                                                                                   Page
-------                                                                                   ----
11.112. Surviving Spouse.................................................................11-28

11.113. Suspension Period................................................................11-28

11.114. Top Hat Plan.....................................................................11-28

11.115. Trigger Event....................................................................11-29

11.116. Unrestricted Participant.........................................................11-29

11.117. Valuation Date...................................................................11-29

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                                  INTRODUCTION
                                  ------------

Crestar Financial Corporation (the "Sponsor") adopted this Crestar Financial Corporation Additional Nonqualified Executive Plan (the "Plan") effective January 1, 1989 (the "Effective Date"), and has amended and restated the Plan as it appears in this document, effective December 26, 1990. The Sponsor intends to cause the Plan to be a Defined Contribution Plan according to the definition of that term in section 3(34) of the Employee Retirement Income Security Act of 1974, as amended (excluding that Act's title II, "ERISA"), and as an unfunded plan maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated Employees (a "Top Hat Plan") according to the definition of that plan-type in ERISA section 201(2), ERISA section 301(a)(3), and ERISA section 401(a)(1). The Sponsor intends that the Plan have no assets except upon a distribution of Plan benefits (this is to be classified as an unfunded plan according to ERISA). The Sponsor intends to have this Plan maintained for qualifying Employees (and their Beneficiaries) of the Sponsor and related Employers (the "Employers").

The Employers' intent and purpose in causing this Plan to be maintained is to provide benefits for a select group of management or highly, compensated Employees. The Sponsor has adopted the Plan to promote stronger Employee interest in savings by creating a plan of deferred compensation with potential Employer contributions based on the Employers' profits.

                               Compliance Intended

The Sponsor intends through this Plan in this document to maintain a plan that satisfies the provisions of ERISA section 3(34), ERISA section 201(2), ERISA section 301(a)(3), and ERISA section 401(a)(1) to which Employer contributions are deductible. The Sponsor intends that the Plan will comply fully with all other applicable statutes and regulations, governing wages, compensation, and fringe employment benefits. All questions arising in the construction and administration of this Plan must be resolved accordingly.

                                   Definitions

Any word in this document with an initial capital not expected by ordinary capitalization rules is a defined term. Definitions not found in the Plan are

                                 Introduction-1

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


in ERISA and regulations promulgated pursuant to ERISA (but the terms of the statute prevail over any regulations) or in the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated pursuant to the Code (but the terms of the statute prevail over any regulations).

                           Governing Law, Construction

For construction, one gender includes all and the singular and plural include each other. This Plan is construed, administered, and governed in all respects under and by the laws of Virginia, except to the extent that the laws of the United States of America have superseded those state laws. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the Plan provisions.



                                 Introduction-2

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                    ARTICLE 1

                                     GENERAL

        1.01.  Plan Creates No Separate Rights

        (a) Rights only by statute. The creation, continuation, or change of the Plan or any payment does not give a person a non-statutory legal or equitable right against

                      (1) the Sponsor or any other Employer;

                      (2) any officer, agent, or other employee of any Employer;
                          or

                      (3) the Administrator, any Administrator-member, any other
                          Plan Committee, member of a Plan Committee, or other Fiduciary.

               Unless the law or this Plan explicitly provides otherwise, rights under any Associated Plan or under any other Employer-maintained employee-benefit plan (for example, benefits upon an Employee's death, retirement, or other termination) do not create any rights under this Plan to benefits or continued participation under this Plan. The fact that an individual is eligible to receive benefits under this Plan does not create any rights under any Associated Plan or any other Employer-maintained employee-benefit plan unless that plan or the law explicitly provides otherwise.

        (b) No employment rights. The Plan and any Associated Plan do not modify the terms of an Employee's or a Participant's employment, except according to the provisions of the documents themselves. The Plan and any Associated Plan create no employment rights and are not employment contracts between an Employer and any Employee. The Plan is not an inducement for anyone's employment or continued employment.

                                      1-1

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


1.02.   Delegation of Authority

        (a) Sponsor. The Sponsor's acts may be accomplished by the Sponsor's Designee or by any other person with authorization from the Sponsor's Board. Acts by the Sponsor's Designee are acts of the Sponsor and not acts of an independent entity.

        (b) Other Employers. Acts of an Employer other than the Sponsor may be accomplished by any person with authorization from that Employer's Board.

        (c) Administrator's Rules. Subject to limitations in this Plan, the Sponsor's Designee or the Administrator may create and publish original, additional, or revised Administrator's Rules if that action is consistent with the Plan's provisions; but the Administrator's Rules may not change the Sponsor's or any other Employer's obligations under the Plan (including contribution obligations). The Sponsor's Designee may amend or eliminate an Administrator's Rules provision created or revised by the Administrator.

1.03.   Limitation of Liability

        (a) Section governs. A Fiduciary is not subject to suit or liability in connection with this Plan or its operation, except according to this section.

        (b) Individual liability. A single-person Administrator, a Plan Committee, each member of any Plan Committee, and any person employed by an Employer is liable for that person's own acts or omissions.

        (c) Co-Fiduciary liability. A single-person Administrator, a Plan Committee, each member of any Plan Committee, or any person employed by an Employer is not liable for the acts or omissions of another without knowing participation in the acts or omissions, except by action to conceal an action or omission of another while knowing the act or omission is a breach, or by a failure to properly perform duties that

                                      1-2

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



               enables the breach to occur, or with knowledge of the breach, failure to make reasonable efforts to remedy the breach.

        (d) Allocating and delegating. A Fiduciary is not liable for the actions of another to whom responsibility has been allocated or delegated according to this Plan, unless--as the allocating or delegating Fiduciary--it was imprudent in making the allocation or delegation or in continuing the allocation or delegation, except that a Fiduciary may be liable according to subsection
               (c).

        (e) Release. Each Employee releases each single-person Administrator, each Plan Committee, all members of any Plan Committee, each Employer, all officers and agents of each Employer, and all agents of Fiduciaries from any and all liability or obligation, to the extent release is consistent with the provisions of this section.

1.04.   Legal Action

        Except as explicitly permitted by statute, the Administrator, each appropriate Plan Committee, each appropriate other Fiduciary, and the Sponsor are the only necessary parties to any action or proceeding that involves the Plan. No Employee or former Employee or a Beneficiary or any person having or claiming to have an interest in or under the Plan is entitled to notice of process. A final judgment that is not appealable for any reason (including the passage of time) and that is entered in an action or proceeding involving this Plan is binding and conclusive on the parties to this Plan and all persons having or claiming to have any interest in or under the Plan.

1.05.   Benefits Supported Only by Sponsor

        Except as otherwise provided by statute, a person having any claim under the Plan must look solely to the assets of the Sponsor for satisfaction (the Sponsor is entitled to contribution from each Employer, and the Employers' respective liabilities are determined by the Sponsor). This Plan's lettered exhibits, as described in the

                                      1-3

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



        Plan article 2 subsection entitled "Benefit exhibits" (see Plan section 2.05(c)), each may identify one or more sources from which the Benefit Entitlement described in that exhibit may be satisfied or must not be satisfied (including reductions or offsets caused by payments from an Associated Plan or a Welfare Plan). Except to the extent limited by one of this Plan's lettered exhibits, a Participant's right to benefits or other satisfaction from this Plan is reduced by identifiable payments (i.e., payments identified by the Sponsor's Designee as payments in lieu of payments under this Plan) from the Sponsor and other Employers and by such identified payments under an Associated Plan or a Welfare Plan.

1.06.   Administration Standards

        To administer this Plan, the Administrator enjoys complete discretion to the extent that this Plan does not specifically limit that discretion. The Administrator especially may permit discrimination in favor of or against the Employees who are officers, shareholders, or highly compensated.

1.07.   Plan Sponsor and Other Employers

        (a) Sponsor. This Plan's Sponsor is Crestar Financial Corporation, a Virginia corporation.

        (b) Other Employers. This Plan is designed to allow the Sponsor's Related Entities to participate. At any time after this Plan's Effective Date, the Employers identified on the current roster of Employers (an exhibit to this Plan) are the only Employers; if there is no roster, the Sponsor is the only Employer.

1.08.   Method Of Participation

        With the Sponsor's Board's approval, any Related Entity of the Sponsor may take appropriate action through its Board to become a party to the Plan as an Employer. To become an Employer, the Related Entity must adopt this Plan as a Pension Plan for its employees. A Related Entity that is not named in this Plan document and that becomes an Employer must promptly deliver to

                                      1-4

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



        the Sponsor a copy of the resolutions or other documents evidencing its adoption of this Plan according to this Plan document, subject to the Sponsor's Board's approval of the adopting entity's status as a party to the Plan and an Employer.

1.09.   Withdrawal by Employer

        An Employer may withdraw from the Plan (no longer maintain the Plan as to its Employees or former Employees) at any time, except during a Suspension Period, upon the Sponsor's approval. Withdrawal does not absolve an Employer from responsibility to pay Nonforfeitable Benefit Entitlements according to the Plan.

1.10.   Tax Year

        Although the Employers may each have a different tax year (an Employer's own tax year is the determinative tax year for that entity for all purposes unique to that entity), the Plan Year is the fiscal year on which this Plan's records are kept.

1.11.   Suspension Periods

        This Plan article 1 and other articles in this Plan reserve to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 1 or in any other Plan article in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

                                      1-5

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                                    ARTICLE 2

                                  PARTICIPATION
                                  -------------

        2.01.  Conditions of Participation

        (a) Special participation rules. An Employee is a Participant in this Plan, as amended and restated in this document, as of December 26, 1990 (this document's effective date), if he was a Participant in the Plan (according to this Plan before its amendment and restatement in this document) as of December 25, 1990 (the day before that effective date). On and after January 1, 1991, an Employee is a Participant in this Plan for purposes of this Plan's "401(a)(17) make-whole" benefits as detailed in one of this Plan's lettered exhibits during any Plan Year in which he is a participant in the Crestar Employees' Thrift and Profit-Sharing Plan or a participant in the Retirement Plan for Employees of Crestar Financial Corporation (according to the terms of those plans) and has benefits under either of those Plans limited by Code section 401(a)(17). For purposes of this Plan's "401(k) make-whole" benefits as detailed in one of this Plan's lettered exhibits, an Employee is a Participant in this Plan for any Plan Year in which he is a participant in the Crestar Employees' Thrift and Profit-Sharing Plan, and his opportunity for benefits under that plan attributable to salary deferrals or other pre-tax contribution elections would be limited by Code section 402(g)(1), assuming that he exercised his elective deferral opportunities under that plan to the greatest extent allowable under that plan and assuming that his allowance under Code section 402(g)(1) related to that plan alone.

               An Employee who participates specially according to the three special participation rules of this subsection has an Entry Date that is the first day of the first Plan Year in which his special participation begins.

                                      2-1

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990




        (b) Beginning participation. Except according to subsection (a), an Employee may not begin participation in this Plan or continue as an Active Participant while he is not a Covered Employee. Except for Participants described in subsection (a), an Eligible Employee who is not already a Participant begins participation in this Plan on his Entry Date, which is the earlier of two dates that occurs no earlier than the Plan's Effective Date and that occurs no earlier than the date on which he first becomes an Eligible Employee:

                      (1)    the first day of a Plan Year (a January 1); or

                      (2) the date set by the Sponsor's Designee.

                      If an Eligible Employee is absent on his Entry Date because he is Separated from Service, his participation in this Plan begins immediately upon his reemployment (the day that he receives credit for an Hour of Service for the performance of duties) as a Covered Employee who is also an Eligible Employee as to at least one benefit category described in this Plan's lettered exhibits. If an Eligible Employee is absent on his Entry Date for reasons other than a Separation from Service (for example, vacation, sickness, disability, Leave of Absence, or layoff), his participation in this Plan begins no later than the day on which he returns to work and is credited with an Hour of Service for the performance of duties as a Covered Employee who is also an Eligible Employee as to at least one benefit category described in this Plan's lettered exhibits, effective as of the date that would have been his Entry Date.

2.02.   Employment and Eligibility Status Changes

        (a) Changing to non-Covered Employee. If a Participant does not Separate from Service but is no longer a Covered Employee because of a job change or some other event, he ceases to be a Covered Employee and an Active Participant at the end of the pay period in which that job change or other event occurs.

                                      2-2

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990




        (b) Changing to Covered Employee. If an Employee becomes a Covered Employee due to a change in his employment status (for example, because of a job change or some other event), and if the Sponsor's Designee does not establish another date for that Employee, his status as a Covered Employee begins on the date that is the end of the pay period in which his status changes.

        (c) Losing Eligible Employee status. An Employee who satisfies any of the eligibility requirements in this Plan's lettered exhibits before becoming a Covered Employee and then does not satisfy those requirements when he is a Covered Employee is treated as never satisfying the requirements. A Covered Employee who is an Eligible Employee as to one of this Plan's lettered exhibits and then fails to satisfy that exhibit's requirements for benefits is no longer entitled to benefits according to that exhibit, although he may continue as an Eligible Employee for other lettered Plan exhibits.

2.03.   Renewed Participation

        A Participant who ceases to participate in the Plan, as described in the Plan subsection entitled "Participants, Active Participants" (see Plan section 2.05(d)), may again become a Participant only according to the Plan section entitled "Conditions of Participation" (see Plan section 2.01) or according to the Plan subsection entitled "Changing to Covered Employee" (see Plan section 2.02(b)).

2.04.   Determination of Eligibility

        The Administrator must determine each person's eligibility for participation in the Plan. All good-faith determinations by the Administrator are conclusive and binding on all persons for the Plan Year in question, and there is no right of appeal except for claims, as provided in this Plan.

                                      2-3

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



2.05.   Enrollment

        (a) Application. An application to participate is not required, but each Employee and Participant must correctly disclose all requested information necessary for the Administrator to administer this Plan properly.

        (b) Acknowledgment. In any claim form or similar instrument adopted by the Administrator, as a condition of receiving Plan benefits, an Employee or a Beneficiary may be required to acknowledge the existence of and the terms and conditions in the Plan and that a copy of the Plan has been made available to him. The Administrator may require an Employee or a Beneficiary to agree to abide by the terms and conditions of this Plan.

        (c) Benefit exhibits. This Plan's categories of benefits or detailed Account (and Plan Liability Account) balances may vary widely among Participants. To accommodate such individualized benefit arrangements, the Sponsor's Designee and the Administrator are authorized to create and maintain individualized or group benefit arrangements described in the Plan's lettered exhibits. Each lettered exhibit provides the specific requirements for a Participant to be eligible for Accrued Benefits described in that exhibit. A Participant is not automatically entitled to Accrued Benefits from each exhibit and is entitled to Accrued Benefits only according to the provisions of the lettered Plan exhibits describing this Plan's Accounts and Plan Liability Accounts.

        (d) Participants, Active Participants. A Participant in this Plan is either an Active Participant or a Participant with an Accrued Benefit (calculated as if his Plan Liability Accounts had been eliminated by contributions) that has not yet been distributed or consumed, been cancelled, or otherwise been satisfied. Except for an Active Participant, who is a Covered Employee, an individual who is not identified in at least one of this Plan's lettered exhibits is not a Participant. An individual who is not a Covered Employee but who has been an Active Participant and who accumulated Accrued Benefits

                                      2-4

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



               (calculated as if his Plan Liability Accounts had been eliminated by contributions) that are undistributed or otherwise unconsumed, uncancelled, and unsatisfied is a Participant but not an Active Participant. A Participant who is still a Covered Employee is an Active Participant even if he has no Accrued Benefits (calculated as if his Plan Liability Accounts had been eliminated by contributions) and is not identified in any of this Plan's lettered exhibits describing Accounts.

2.06.   Certification of Participation

        As requested by the Employers, the Administrator must give each Employer a list of Employees who became Participants since the last list was given. As requested by an Employer after any Plan Year, the Administrator must give that Employer a list of Employees who were Active Participants for that Plan Year.

2.07.  Suspension Periods

        This Plan article 2 and other articles in this Plan reserve to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 2 or in any other Plan article in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

                                      2-5

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                                    ARTICLE 3

                                  CONTRIBUTIONS
                                  -------------

3.01.   Suspension Periods

        This Plan article 3 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to the Sponsor's Designee in this Plan article 3 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

3.02.   General Provisions on Employer Contributions and Benefit Payment

        (a) Section is primary. This Plan's provisions on Employer contributions and Benefit Entitlement payments are all subject to the provisions of this section and to the provisions of any Administrator's Rules authorized by this section. All Employer contributions described in this Plan are made in the form of Benefit Entitlement payments due according to the Plan.

        (b) Qualification intended. The Employers intend that the Plan will always qualify as a Top Hat Plan as identified in ERISA sections 201(2), 301(a)(3), and 401(a)(1). The Employers also intend that the Plan or any part of the Plan will never be a successor plan (according to ERISA section 4021(a)).

        (c) Questioned qualification. If the Plan as reflected in this document (including any Administrator's Rules) does not qualify as a Top Hat Plan as identified in ERISA sections 201(2), 301(a)(3), and 401(a)(1), or if the Plan is determined to be a successor plan (according to ERISA section 4021(a)), or if the Department of Labor or the

                                      3-1

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



               Pension Benefit Guaranty Corporation conditions favorable opinions about the Plan on amendments, caveats, or conditions not acceptable to the Sponsor, then the Sponsor, at its option, may either amend this Plan or revoke and annul any amendment in any manner the Sponsor deems advisable to effect a favorable determination or opinion, or the Sponsor may withdraw its sponsorship and terminate the Plan. On a termination according to this subsection, except during a Suspension Period, the Sponsor's and each other Employer's obligation to continue contributions or Benefit Entitlement payments ceases. On a termination according to this subsection, all contributions or Benefit Entitlement payments made by the Employers after the effective date of any document causing a qualification failure must be returned to the contributor by any non-Participant person holding those contributions or Benefit Entitlement payments. To the extent possible, contributions or Benefit Entitlement payments returned according to this subsection must be returned in the form in which they are held (that is, in kind). To the extent that contributions or Benefit Entitlement payments cannot be returned in kind, the adjusted value must be returned so that the contributor enjoys the risks and rewards from the investments.

        (d) Pension Benefit Guaranty Corporation determination. Despite any provisions of this Plan to the contrary, a Participant or Beneficiary has no right or claim to any benefit under the Plan accruing during a period for which the Pension Benefit Guaranty Corporation determines that the Plan is a successor plan (according to ERISA section 4021(a)).

        (e) Deductions intended. Each of the next two sentences of this subsection applies to all Employer contributions or Benefit Entitlement payments under this Plan except for any contribution or payment for which the contributing Employer stipulates otherwise when that contribution or payment is made. The Employers intend that all of their contributions or Benefit Entitlement payments under this

                                      3-2

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               Plan be deductible under Code section 162 or Code section 404(a)(5). If any deduction for any Employer contribution or Benefit Entitlement payment that is intended to be deductible under Code section 162 or Code section 404(a)(5) is not allowed in whole or in part, then that disallowed portion must be returned to the contributor, unless that disallowance is caused by Code section 280G(a) or by a change in the Code after this Plan's Effective Date. If the disallowance is caused by Code section 280G(a) or by a change in the Code after this Plan's Effective Date, the contribution in question is not affected (no repayment). Any repayment under this subsection must be made no later than one year after the disallowance. For purposes of this subsection, the disallowance may be by the opinion of any court whose decision has become final or by any disallowance asserted by the Internal Revenue Service to which the Sponsor agrees.

        (f) Mistake of fact. This subsection applies to all Employer contributions or Benefit Entitlement payments under this Plan unless at the time of the contribution or Benefit Entitlement payment the contributing or paying Employer stipulates that the contribution or payment is not subject to this subsection. If any contribution or payment is made by an Employer because of a mistake of fact, then the portion of the contribution or payment due to the mistake of fact must be returned to the contributor. The repayment must be made no later than one year after the contribution or payment.

        (g) Determining contributions and payments. The Administrator must determine the amount of any Employer contributions or benefit payments due under the terms of this Plan. The Administrator's determinations according to this subsection are binding on all Participants, the Administrator, and the Employers.

        (h) Contributing. No person is required to collect Employer contributions. Contributions in the form of Benefit

                                      3-3

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



               Entitlement payments required by the Administrator to satisfy Plan Benefit Entitlements that are due must be made when the Administrator directs.

        (i) Cash or property. Except as restricted by the terms of the Plan (including any Administrator's Rules) and except as prohibited (without administrative exemption) by law, Employer contributions and Benefit Entitlement payments may be in cash or any other property.

        (j) Administrator's discretion. The Administrator may exercise its discretion in implementing any Employer-contribution provision or any Benefit Entitlement payment required in this Plan article 3 or in any Administrator's Rules if that exercise of discretion does not violate any of the other provisions in this article.

        (k) Administrator's Rules. The Administrator or the Sponsor's Designee may create and publish original, additional, or revised Administrator's Rules governing any Participant or Beneficiary elections and any Internal Reserve if that action is consistent with the preceding subsection and does not change an Employer's obligation to contribute or pay Plan Benefit Entitlements. Specifically, the Administrator or the Sponsor's Designee may change any Elective Deferral allowances by an announcement.

3.03.   General Provisions on Elective Deferrals

        (a) Section is primary. This Plan's provisions on Elective Deferrals are all subject to the provisions of this section and to the provisions of any Administrator's Rules that are not inconsistent with this section.

        (b) Limited effect of section. This Plan section's provisions are not effective until made effective by affirmative action of the Administrator after advice and consent from the Sponsor's Designee. Therefore, each of this Plan section's remaining subsections is inoperative until the Administrator announces that it is fully effective. The

                                      3-4

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



               Sponsor's Designee or the Administrator may create and publish original, additional, or revised Administrator's Rules at any time to administer this section, including provisions governing Elective Deferrals. (See Plan section 3.02(k) entitled "Administrator's Rules" for similar authorization to the Administrator.)

        (c) Elective Deferral. To the extent that any Administrator's Rules allow it, a Participant may contribute according to this Plan by an Elective Deferral of Earnings. A Participant may execute a form satisfactory to his Employer and the Administrator, electing to defer (before tax) a specific or determinable amount for each pay period or for any identifiable time when Earnings otherwise would have been received. Except for Elective Deferrals pursuant to elections filed with the Administrator within thirty days after an Employee is first notified that he is a Participant, a Participant's election to defer Earnings that are attributable to services performed during any Plan Year must be accomplished by an election form filed with the Administrator and approved before the beginning of that Plan Year. A Participant's allowed regular-pay deferral must be deducted by that Participant's Employer from the Participant's Earnings each pay period, and special deferrals must reduce appropriate special payments, until the Participant's total Elective Deferrals under this section for any period equal the maximum allowed according to this Plan or any Administrator's Rules or, if earlier, until the Participant changes or revokes his election according to this Plan's provisions and any Administrator's Rules. A Participant's change or revocation of his election must be by written notice to his Employers and the Administrator.

        (d) Benefit Entitlement Nonforfeitable. A Participant's Elective Deferral Benefit Entitlement not in excess of his total unwithdrawn Elective Deferrals under this Plan is Nonforfeitable. To the extent announced or otherwise designated by the Sponsor's Designee (which may include announcements naming individuals or describing classes of Participants or portions of Accounts), a Participant's

                                      3-5

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



               Elective Deferral Benefit Entitlement in excess of his total unwithdrawn Elective Deferrals under this Plan is Nonforfeitable.

        (e) Transfers by Employers. According to the distribution provisions of Plan article 6, at the time for a Participant's distributions or Benefit Entitlement payments attributable to his Elective Deferrals, the Sponsor's Designee must cause each appropriate Employer to distribute Elective Deferrals withheld, advising the Administrator of the respective amounts deferred by and paid to each Participant.

        (f) Allocation or payment determines time of Accrued Benefit. A Participant's Elective Deferrals under this Plan create or increase that Participant's Plan Liability Account when deducted from that Participant's pay, but those deferrals do not become that Participant's Accrued Benefit until the date they are allocated to the Participant's Pre-tax Savings Account or paid to the Participant or the Participant's Beneficiary, simultaneously reducing his Plan Liability Account.

3.04.   Cash and Non-cash Contributions or Payments

        (a) Non-cash contributions or payments allowed. To the extent that a Participant's Benefit Entitlement is not cash or to the extent that a Participant does not object to his Benefit Entitlement being satisfied by non-cash property, Employers may contribute or pay Plan Benefit Entitlements either in cash or in any non-cash property.

        (b) Value of non-cash contributions or payments. Each Participant or Beneficiary who receives non-cash contributions or Benefit Entitlement payments receives that non-cash property at its fair-market value on the actual date that the property is transferred to the Participant or Beneficiary.

                                      3-6

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990




3.05.   Compensation-adjustment Elections

        (a) Limited effect of section. The provisions of this Plan section are not effective (and no Elective Deferrals are permitted) until the Sponsor's Designee so announces. The provisions of this Plan section are not effective for any period (and no Elective Deferrals may be effected for any period) for which the Sponsor's Designee so announces.

        (b)    Form. The Sponsor's Designee may adopt one or more
               Compensation-adjustment Election forms to be used by Employees according to this section. The Sponsor's Designee may revise any Compensation-adjustment Election form whenever it deems revision appropriate.

        (c) Election. An Eligible Employee (as to Elective Deferrals) may submit an appropriate signed Compensation-adjustment Election form to the Administrator (or to a person designated by the Administrator) for any Plan Year (or for any shorter period that is used for any Elective Deferral) for which he wishes to defer any identifiable portion of his potential or expected Earnings. Except for the first time that a Participant is eligible to submit a Compensation-adjustment Election, an individual's Compensation-adjustment Election form cannot be effective during any Plan Year that begins before the election is approved. An individual's Compensation-adjustment Election form cannot be effective during any Plan Year that ends before he is an Eligible Employee (as to Elective Deferrals), and it cannot be effective for any period during which the Employee is not an Active Participant. For purposes of the preceding sentence, a Participant-initiated modification (including a cancellation or revocation) to a Compensation-adjustment Election form is treated as if it were a new election. A Participant may have up to thirty days to submit a valid Compensation-adjustment Election form after first learning of his initial eligibility to accomplish an Elective Deferral under this Plan.

                                      3-7

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



        (d) Contents. An Employee's Compensation-adjustment Election form is not valid unless it indicates an amount or an identifiable portion of the Participant's potential or expected Earnings to be deferred within this Plan's allowances, subject to the modifications of the Sponsor's Designee authorized in this section.

        (e) Closing Dates. Each Plan Year has a Closing Date after which the Administrator is not required to accept Compensation-adjustment Elections and after which any submitted Compensation-adjustment Elections may not be changed (except as allowed under subsection
               (f) of this section). Each Plan Year's Closing Date is set and announced by the Sponsor's Designee. The Sponsor's Designee may set different Closing Dates for each Plan Year but must announce year-to-year changes in the Closing Dates. The Sponsor's Designee may provide a special Closing Date for an Employee whose initial or renewed participation does not fall on an Entry Date.

        (f) Separate election and continuing effect. The Sponsor's Designee may require a Participant to submit a separate Compensation-adjustment Election for each Plan Year or for any pay period. The Sponsor's Designee may allow a Compensation-adjustment Election that covers special or irregular Earnings. The Sponsor's Designee may require a Participant to submit a separate Compensation-adjustment Election for each relevant portion of that individual's expected or potential Earnings that are not covered by an existing valid Compensation-adjustment Election. Subject to the contrary announcements by the Sponsor's Designee, however, a Compensation-adjustment Election has continuing effect from Plan Year to Plan Year and from pay period to pay period. The Sponsor's Designee may announce rules as to the times and frequency of revising a Compensation-adjustment Election. To the extent provided in Administrator's Rules that are consistent with this section's restrictions on cancellations or revocations,

                                      3-8

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



               and with the consent of the Sponsor's Designee, a Participant may cancel his Compensation-adjustment Election.

        (g) Limiting Compensation-adjustment; Elections. By adopting and announcing relevant Administrator's Rules or amending any Administrator's Rules, the Sponsor's Designee or the Administrator may limit the number of Compensation-adjustment Elections that a Participant may submit for each Plan Year. The Administrator or the Sponsor's Designee may similarly limit amendments to Compensation-adjustment Elections and create or modify rules on a complete cancellation of a Compensation-adjustment Election. A Participant may use a Compensation-adjustment Election to elect to reduce his expected or potential Earnings by an amount between the Minimum Election Amount and the Maximum Election Amount. Until the effective time of an announcement to the contrary by the Sponsor's Designee, the Minimum Election Amount is zero and the Maximum Election Amount is zero. A Participant's failure to submit a Compensation-adjustment Election form has no effect on that Participant's status as a Participant for all other purposes under this Plan. The Sponsor's Designee may adjust, terminate, and restore the Participants' rights or any Participant's right to make Compensation-adjustment Elections by a similar announcement indicating minimum and maximum reduction allowances, including allowances that apply on an individual-Participant basis.

        (h) Expanding election allowances. For any Plan Year or for any pay period that the Sponsor's Designee deems it to be administratively reasonable to do so, the Sponsor's' Designee may so advise Participants and permit them to cause additions to their Elective Deferrals that vary from those otherwise allowed according to this Plan.

        (i) Time election is effective. A Compensation-adjustment Election is effective after it is received and approved by the Sponsor's Designee (but never before the first day of

                                      3-9

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



               the pay period that includes the Participant's Entry Date) and remains in effect until changed or cancelled (but not after the last day of the pay period in which the Participant ceases to be an Active Participant). Approval by the Sponsor's Designee of a Compensation-adjustment Election is indicated by communication of instructions to Employers according to this section. At any time before a Compensation-adjustment Election's Closing Date and before that Compensation-adjustment Election has been processed by the Sponsor's Designee to become immediately effective, it may be amended or revoked if the amendment or revocation is delivered in writing to the Sponsor's Designee. All such revocations become effective on delivery to the Sponsor's Designee. An amendment according to this subsection becomes effective at the same time and upon the same conditions as the initial Compensation-adjustment Election would have become effective.

        (j) Modifications and rejections. The Sponsor's Designee may modify any Participant's Compensation-adjustment Election. The Sponsor's Designee also may reject entirely any Compensation-adjustment Election from any Participant.

        (k) Instructions to Employers. For each Compensation-adjustment Election that is effected, the Sponsor's Designee must provide each Employer of the Participant whose expected or potential Earnings are to be adjusted with all information necessary to implement that Compensation- adjustment Election (as adjusted by the Administrator or the Sponsor's Designee). The Sponsor's Designee also must give instructions about future adjustments to each electing Participant's expected or potential Earnings for the Plan Year or to any Participant's expected or potential Earnings for any pay period; a Participant's unpaid Earnings for the Plan Year or for any period, however, may not be reduced below zero. The Sponsor's Designee must determine the actual amount of each Participant's

                                      3-10

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               reduction to his Earnings attributable to his Compensation-adjustment Election for the Plan Year or for any pay period.

3.06.   Internal Reserve

        (a) Limited effect of section. The provisions of this Plan section create a bookkeeping record that must not be construed to create Plan assets or to alter this Plan's status as an unfunded Plan.

        (b) Additions to Internal Reserve. The value of a Participant's reduction in his Earnings according to Compensation-adjustment Election forms approved by the Sponsor's Designee must be added to his Employer's Internal Reserve as of the date that the Participant would have received that amount as Earnings if he had not submitted a Compensation-adjustment Election form.

        (c) Reductions of Internal Reserve. An Employer's Internal Reserve is reduced by the amount distributed or otherwise paid to a Participant in reduction of the Pre-tax Savings Account portion of his Plan Liability Account as of the date of the distribution or payment according to Plan article 6. Except as to any Associated Plan's account identified in the Administrator's Rules for this Plan section, an Employer's Internal Reserve is reduced also by the value of distributions or payments to Participants or on behalf of Participants from Pre-tax Savings Accounts under an Associated Plan.

        (d) Directions relating to Internal Reserve. At any time after a Financial Trigger Event, the Administrator may direct distributions or other actions according to this subsection. If any Employer's Internal Reserve at the time determined by the Administrator has a remaining balance after the application of subsections (b) and (c) of this section, the Administrator must determine the portion of that Internal Reserve balance that is attributable to each Participant for whom there has been an Elective Deferral. For each

                                      3-11

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

               such Participant, the Administrator must direct the disposition of assets equal in value to the Participant's portion of the Internal Reserve. Even if it is not consistent with the Participant's elections, so long as it is not inconsistent with this Plan's provisions on distributions, the Administrator must direct that the Employer transfer assets either to the Participant or to an insurer, trustee, co-trustee, or other person who will then hold those assets for that Participant's Elective Deferral Benefit Entitlement; the Administrator must reduce that Employer's Internal Reserve by an equal amount.

3.07.   Basic Contribution

        (a) Contribution calculated. To the extent necessary to satisfy each required dstribution or other payment of Plan Benefit Entitlements not attributable to Matching Contributions, Basic Contributions are required at the time, according to Plan article 6, that a Participant is entitled to a distribution or other payment of Plan Benefit Entitlements not attributable to Matching Contributions. Basic Contributions are also required at the times and in the amounts directed by the Administrator according to subsection (b) and the Plan subsection entitled "Directions relating to Internal Reserve" (see Plan section 3.06(d)). The Basic Contribution or Benefit Entitlement payment in lieu of that Basic Contribution from an Employer for a Plan Year or for any other pay period according to this subsection is determined by the Administrator according to the provisions of this Plan article 3 and any Administrator's Rules.

        (b) Pre-termination contribution. Before this Plan terminates, except to the extent that all Participants consent to the contrary, the Sponsor must cause the Employers to contribute Basic Contributions equal to the value of all Plan Liability Accounts and other Benefit Entitlements. Basic Contributions according to this subsection are required and are not made at any Employer's discretion. The Basic Contribution from an Employer according to this

                                      3-12

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               subsection is determined by the Administrator according to the provisions of this Plan article 3 and any Administrator's Rules. The Sponsor's Designee may direct that a Basic Contribution according to this subsection result in immediate distributions to Participants.

3.08.   Matching Contributions

        (a) Matching Contributions. Matching Contributions are not required and are made at each Employer's discretion. An Employer may announce its Matching Contribution for any period at any time. An Employer's Matching Contribution may be determined as an amount or a formula (for example, it may be equal to a percentage of the Basic Contribution caused by that Employer for or during that Plan Year or for or during a pay period; it may be based on an identifiable portion of the Plan benefit resulting from each Participant's Compensation-adjustment Election; or it may be a formula subject to per-Participant limitations).

        (b) Designated Matching Contributions. The Sponsor's Designee may designate any part of any Employer's Matching Contribution (before or after benefit payments) as a reduction of a Participant's Benefit Entitlement attributable to any of that Participant's Accounts (or any Account) or to any class or group of Participants' Accounts or to be distributed in reduction of Plan Liability Accounts on a Participant-by-Participant basis; otherwise, an Employer's Matching Contribution is allocable only to the Benefit Entitlements attributable to the Participants' Supplemental Accounts. To the extent of the Employers' Matching Contributions that are not designated as allocable other than to Supplemental Accounts, the Sponsor's Designee may designate any part of any Employer's Matching Contribution (before or after benefit payments) as allocable on a Participant-by-Participant basis or any other basis; otherwise, an Employer's Matching Contribution that is allocable as a

                                      3-13

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               satisfaction of Benefit Entitlements attributable to Supplemental Accounts is allocated as a satisfaction of Benefit Entitlements attributable to the Supplemental Accounts pro rata, according to benefits due for the Plan Year in which the contribution occurs, according to the provisions of Plan article 4.

3.09.   Plan Liability Account Increases.

        (a)    Defined-benefit-equivalent Make-whole Benefit Entitlements.
               This subsection's provisions after this sentence apply only to Active Participants who are Eligible Employees as to defined-benefit-equivalent Make-whole Benefit Entitlements according to one or more of this Plan's lettered exhibits, and then only to the extent that a Participant's increase is authorized by the Sponsor's Designee. An Active Participant's Plan Liability Account must be increased at the same time and in the same amount as the Participant's Limited Benefits increase. For purposes of this subsection, as of the end of each Plan Year, the adjustment attributable to a Participant's Limited Benefits is equal to the present value (as determined by the Administrator in the Administrator's complete discretion) of all Limited Benefits to which that Participant would have been entitled, reduced by payments in satisfaction of those Limited Benefits.

        (b) Defined-contribution Make-whole Benefit Entitlements. This subsection's provisions after this sentence apply only to Active Participants who are Eligible Employees as to individual-account Make-whole Benefit Entitlements according to one or more of this Plan's lettered exhibits, and then only to the extent that a Participant's increase is authorized by the Sponsor's Designee. An Active Participant's Liability Account must be increased at the same time and in the same amount as the Participant's Limited Additions increase. For purposes of this subsection, as of the end of each Plan Year, the adjustment attributable to a Participant's Limited Additions is equal to the value of all Limited Additions to

                                      3-14

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

               which the Participant would have been entitled for the year, reduced by payments during the year in satisfaction of those Limited Additions.

        (c) Limited Addition earnings. The portion of each Participant's Plan Liability Account attributable to increases according to the preceding subsection derived from Limited Additions must be increased as of each Valuation Date by the Limited Additions Earnings Factor for that Participant.

        (d) Adjustments. Through communications to Participants (generally, in groups, or on a Participant-by-Participant basis) or otherwise, any Benefit Entitlement portion of any Participant's Plan Liability Account (especially the Supplemental Benefit Entitlement portion) may be increased at any time and in any amount by the Sponsor's Designee; it may be automatically increased as of each Valuation Date by any earnings factor stipulated by the Sponsor's Designee for that Participant.

        (e) Ordering. To the extent that an Active Participant has been an Eligible Employee as to all of this Plan's Make-whole benefits according to this section's first two subsections, that Participant's Plan Liability Account is never less than the total for that Participant of the present value of each Limited Benefit (calculated under each Qualified Plan separately) from the Employer's Qualified Plans (current and terminated) plus the total of all Limited Additions from the Employers' Qualified Plans (current and terminated), but always determined after considering Plan Liability Account reductions according to this Plan attributable to Benefit Entitlement payments or other similar actions. Unless otherwise provided in this Plan, Benefit Entitlement payments and other actions that reduce a Participant's Plan Liability Account are deemed first to have been in satisfaction of that Participant's Elective Deferral Benefit Entitlement and then in satisfaction of the Participant's Limited Benefits.

                                      3-15

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


        (f) Elective Deferrals. The Pre-tax Savings Account portion of each Participant's Plan Liability Account must be increased at the same time and in the same amount as the required increase in the Employers' Internal Reserve attributable to Elective Deferrals, as provided in the Plan section entitled "Additions to Internal Reserve" (see Plan section 3.06(b)).

        (g) Elective Deferral earnings. The Pre-tax Savings Account portion of each Participant's Plan Liability Account must be increased as of each Valuation Date by the Elective Deferral Earnings Factor for that Participant.

        (h) Defined benefits. A Participant's Make-whole Benefit Entitlement (as described in this Plan section's first three subsections and the fifth subsection) and his Supplemental Benefit Entitlement (as described in this Plan section's fourth subsection) must be converted into defined benefit promises to as if the Plan were a Defined Benefit Plan--to the extent that those Benefit Entitlements are attributable to Limited Benefits or to the extent that the Sponsor's Designee directs.

3.10.   Transfers

        Transfer Contributions, which are transfers of assets or liabilities or transfers of assets and liabilities (for example, Transfer Contributions could be accomplished by transfers of assets or liabilities similar to the manner described in ERISA section 208), may be caused or allowed by the Sponsor's Designee (or the Fiduciary exercising the Sponsor's power under Plan article 8 during a Suspension Period) according to this Plan and according to any Administrator's Rules. A transfer that is from another Sponsor-maintained Pension Plan that authorizes a transfer of assets to this Plan and that is according to the terms of that other Sponsor-maintained Pension Plan is deemed to be caused or allowed by the Sponsor's Designee according to this section. Unless the Sponsor's Designee has agreed in writing, however, the Administrator may not accept Transfer Contributions that will cause any portion of this Plan to become a plan

                                      3-16

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               to which ERISA section 205 applies. To the extent that such a Transfer Contribution occurs, the Administrator must create or revise Plan provisions or Administrator's Rules to cause compliance with ERISA section 205 and related provisions. The Sponsor's Designee must also indicate the extent to which Transfer Contributions permissible under this subsection are to be treated as Transfer Contributions or as other contributions described in this Plan. All Transfer Contributions of assets must be accomplished by payments in satisfaction of Benefit Entitlements.


                                      3-17

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                    ARTICLE 4

                              BENEFIT ENTITLEMENTS
                          ALLOCATIONS, DEFINED BENEFITS
                          -----------------------------

4.01.   General Rules and Limitations

        (a) Suspension Periods. This Plan article 4 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 4 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

        (b) General limits. According to this section, a Participant's Account is not credited with Annual Additions and a Participant or Beneficiary may not receive a Plan Benefit Entitlement payment from any Employer for any tax year of that Employer in excess of the limits in this section. Any excess of an Employer's contributions or Benefit Entitlement payments after allocating and crediting allowed by this section must be returned forthwith to that Employer, as permitted according to ERISA section 403(c)(2).

        (c) Deductibility limitation. Except as to any amount for which the Sponsor has stipulated otherwise for a Participant for that Plan Year and amounts contributed according to the Plan subsection entitled "Directions relating to Internal Reserve" (see Plan section 3.06(d)) and the Plan subsection entitled "Pre-termination contribution" (see Plan section 3.07(b)), allocations or Benefit Entitlement payments from any Employer's potentially deductible contributions (Basic Contributions and Matching Contributions) to the Nonforfeitable portion of the Benefit Entitlement of any Participant for any tax year of that Employer must not total more than the amount that Employer is permitted to deduct

                                      4-1

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               for that Participant's Benefit Entitlement payments for that tax year under Code sections 404(a)(5) and 162 for this Plan.

        (d) Non-cash contributions. Allocations of non-cash contributions are made based on the fair-market value of those contributions when those contributions are distributed or paid to a Participant or Beneficiary according to this Plan.

        (e) Maximum Annual Addition limitations. Except as the Administrator determines is appropriate after a contribution according to the Plan subsection entitled "Directions relating to Internal Reserve" (see Plan section 3.06(d)) or the Plan subsection entitled "Pre-termination contribution" (see Plan section 3.07(b)) or as otherwise specifically provided in this Plan, Annual Additions from an Employer's contributions to a Participant's Account or other Plan Benefit Entitlement payments do not exceed the amount to be paid to that Participant under this Plan during that Employer's tax year. Annual Additions to a Participant's Account or Plan Benefit Entitlement payments also may be limited by the Sponsor's Designee or the Administrator in Administrator's Rules.

        (f) Special Annual Addition allowances and limitations. By announcement confirmed in writing to the Administrator, the Sponsor's Designee may allow Annual Additions to a Participant's Account in excess of or may set limits that are less than the amounts allowed in subsection (e) of this section. The Annual Addition limitations under subsection (e) of this section and the Annual Addition allowances under this subsection may distinguish between Unrestricted Participants and Restricted Participants.

        (g) Limitation related to excise taxes. Except during a Suspension Period, no Annual Addition or Plan Benefit Entitlement payment is permitted to the extent that it provokes an excise tax on an Employer.

                                      4-2

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


4.02.   Accounts

        (a) Named Accounts generally. As required for appropriate record-keeping, the Administrator must establish and name Accounts or sub-accounts reflecting interests in the Plan's Benefit Entitlements for each Participant according to this Plan's lettered exhibits as described in the Plan subsection entitled "Benefit exhibits" (see Plan section 2.05(c)). A distribution made to a Participant must be charged against the Participant's Account or sub-account from which it is drawn. The Administrator must cause each Participant's Accounts and sub-accounts to be credited and debited with all appropriate amounts, including contributions and distributions.

        (b) Plan Liability Accounts. As an analogue for each portion of his Employer Contribution Account and his Pre-tax Savings Account, each Participant has a bookkeeping record that is a Plan Liability Account. A Plan Liability Account holds no assets and is not part of a Participant's Accrued Benefit, but it does represent an entitlement to an Accrued Benefit and is part of that Participant's Benefit Entitlement. A Plan Liability Account represents a claim to Plan assets when contributions are made to this Plan. To the extent that a Plan Liability Account would result in an allocation that is Nonforfeitable, that Plan Liability Account represents a claim that cannot be reduced or eliminated by the Sponsor's Designee's announcement. Even as to such Plan Liability Accounts that cannot be reduced, however, there is no right or claim to Plan assets until the allocation required by this Plan occurs, and if there are insufficient Plan assets to satisfy a required allocation when it is required, the Plan Liability Account is only a right or claim against the Sponsor's general assets. All Plan Liability Accounts that would not result in Nonforfeitable allocations to Accounts are extinguished after any asset allocations required by this Plan's termination. By announcement (whether or not the announcement indicates some amount that cannot be reduced without the Participant's consent), the Sponsor's Designee may increase any portion of any Participant's Plan Liability Account at any time.

                                      4-3

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


        (c) Employer Contribution Accounts. The Administrator must establish and maintain an Employer Contribution Account for each Participant. Each Participant's allocations attributable to Employer contributions and other appropriate adjustments must be credited and debited to his Employer Contribution Account or to the appropriate portion of his Employer Contribution Account.

        (d) Accounts that make up Employer Contribution Account. As the related allocations are made under the Plan, the Administrator must establish and maintain for each Participant, as appropriate, identified Accounts that make up the Employer Contribution Account. Those Accounts may include a Supplemental Account, a portion of a Pre-tax Savings Account (perhaps for Matching Contribution allocations), or any Named Account identified in any Administrator's Rules. Each Participant's allocations attributable to Employer contributions and other appropriate adjustments must be credited to the appropriate Named Account that is part of his Employer Contribution Account, in the manner described in this subsection's numbered paragraphs.

                  (1) Each Participant's allocations attributable to Basic
                      Contributions and other appropriate adjustments must be credited as directed by the Sponsor's Designee or as directed by the Administrator according to Administrator's Rules and with the Sponsor's Designee's consent to that Participant's Pre-tax Savings Account, to his Supplemental Account, or to any Named Account.

                  (2) Each Participant's allocations attributable to
                      Matching Contributions and other appropriate adjustments must be credited as directed by the Sponsor's Designee or as directed by the Administrator according to Administrator's Rules and with the Sponsor's Designee's consent to that Participant's Pre-tax Savings Account, to his Supplemental Account, or to any

                                      4-4

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                      Named Account, as determined by the provisions of this Plan article.

        (e) Pre-tax Savings Account. The Administrator must establish and maintain an Pre-tax Savings Account for each Participant who makes or is deemed to make a Participant Contribution. When the Sponsor's Designee or the Administrator so directs, each Participant's share of any Transfer Contribution that is attributable to Participant Contributions and other appropriate adjustments must be credited to his Pre-tax Savings Account, reducing the Internal Reserve and the Participant's Plan Liability Account. As appropriate, distributions made to a Participant must be charged against his Pre-tax Savings Account.

4.03.    Defined-benefit Benefit Entitlements

        (a) Make-whole Benefit Entitlements. Based on this Plan's lettered exhibits and the provisions of the Plan subsection entitled "Defined-benefit-equivalent Make-whole Benefit Entitlements" (see Plan section 3.09(a)), the Sponsor's Designee must determine each Active Participant's Make-whole Benefit Entitlement attributable to Limited Benefits and express it to that Participant as if it had been a Defined Benefit Plan promise. That Benefit Entitlement, so expressed, must become part of this Plan's Defined Benefit Schedule, to be adjusted periodically as the Benefit Entitlement is reduced by Benefit Entitlement payments, until the Benefit Entitlement is satisfied in full.

        (b) Supplemental Benefit Entitlements. In addition to creating Supplemental Accounts and the coordinate portions of Plan Liability Accounts, the Sponsor's Designee may create and declare defined-benefit forms of Supplemental Benefit Entitlements. As a Participant's defined-benefit form of Supplemental Benefit Entitlement is created or increased, that Benefit Entitlement or increase must become part of this Plan's Defined Benefit Schedule, to be adjusted periodically as the Benefit Entitlement is reduced by Benefit

                                      4-5

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               Entitlement payments, until the Benefit Entitlement is satisfied in full.

4.04.    Basic Contribution Allocations

        (a) General. During the Allocation Period of any Participant for each Plan Year or for any pay period or benefit payment period, the Sponsor's Designee may cause Basic Contributions to be allocated and paid in satisfaction of any portion of that Participant's Benefit Entitlement.

        (b) Sponsor designation. If an Employer causes or allows a Basic Contribution, the Sponsor's Designee may designate that all or any part of any Basic Contribution be allocated to the Participants' Accounts as described in any one or more of this subsection's paragraphs.

                  (1) The Sponsor's Designee may designate that the Basic
                      Contribution be allocated to any of a Participant's Named Accounts.

                  (2) The Sponsor's Designee may designate that the Basic
                      Contribution be allocated to any Participant's Supplemental Account.

        (c) Failure to designate. If an Employer causes or allows a Basic Contribution and the Sponsor's Designee fails to designate how that contribution is to be allocated, the Basic Contribution must be allocated first to satisfy distributions required from Pre-tax Savings Accounts and then to distributions required from Supplemental Accounts.

4.05.    Matching Contribution Allocations

        (a) General. During the Allocation Period of any Participant for each Plan Year or for any pay period or benefit payment period, the Sponsor's Designee may cause Matching Contributions to be allocated and paid in satisfaction of the portion of that Participant's Benefit Entitlement that may be satisfied by Matching Contributions.

                                      4-6

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


        (b) Sponsor designation. If an Employer causes or allows a Matching Contribution, the Sponsor's Designee may designate that all or any part of any Matching Contribution be allocated to the Participants' Accounts as described in any one or more of this subsection's paragraphs.

                  (1) The Sponsor's Designee may designate that the Matching
                      Contribution be allocated to any of a Participant's Named Accounts.

                  (2) The Sponsor's Designee may designate that the Matching
                      Contribution be allocated to any Participant's Supplemental Account.

        (c) Failure to designate. If an Employer causes or allows a Matching Contribution and the Sponsor's Designee fails to designate how that contribution is to be allocated, the Matching Contribution must be allocated first to satisfy distributions required from Pre-tax Savings Accounts and then to distributions required from Supplemental Accounts.

4.06.   Allocations to Pre-tax Savings Accounts

        (a) General. During the Allocation Period of any Participant for each Plan Year or for any pay period, the Sponsor's Designee may cause contributions to be allocated and paid in satisfaction of that Participant's Elective Deferral Benefit Entitlement and other portions of that Participant's Benefit Entitlement.

        (b) Sponsor designation. If an Employer causes or allows any contribution, the Sponsor's Designee may designate that all or any part of that contribution be allocated to the Participants' Pre-tax Savings Accounts, reducing the Participants' Plan Liability Accounts and simultaneously reducing the Internal Reserve.

        (c) Failure to designate. If an Employer causes or allows a contribution other than a Basic Contribution or a Matching


                                      4-7

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

               Contribution and the Sponsor's Designee fails to designate how that contribution is to be allocated, that contribution must be allocated to satisfy distributions required from Pre-tax Savings Accounts.

                                      4-8

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                              EXHIBIT FOR ARTICLE 4
                             Program of Allocations
                             ----------------------

        **     According to Plan section 4.03, the Sponsor's          **
        **     Designee may change this Program of Allocations        **
        **     at any time                                            **

        I.     As to Plan section 4.04:

               A.     The first $__________ of allocations is:

                      Participant   Amount

                      xxxxxxxxx     xxxxxx

                      xxxxxxxxx     xxxxxx

               B. The next $__________ of allocations is:

                      Participant   Amount

                      xxxxxxxxx     xxxxxx

                      xxxxxxxxx     xxxxxx

               C. All other allocations up to $____________ are pro-rata per balance created in the preceding allocations.

               D. All other allocations are determined according to the terms of Plan section 4.04.

        II. As to Plan section 4.05:

               A.

               B.

               C.

               D.


                                      4-9

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                                    ARTICLE 5

                                     VESTING
                                     -------

5.01.   Suspension Period

        This Plan article 5 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of Sponsor's Designee in this Plan article 5 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

5.02.   Vested Benefits

        (a) Nonforfeitable Accounts. Supplemental Accounts and Named Accounts that are designated by the Sponsor's Designee as Nonforfeitable are vested (Nonforfeitable) after that designation to the extent specified in that designation. Designations by Sponsor's Designee according to the preceding sentence may grant full vesting or conditional vesting to any Account of any Participant or may be accomplished through designations by Account or Participant classes.

        (b) Full vesting. If a Participant performs substantial services (as that term is used in Treasury Regulation section 1.83-3(c)(1)) for at least one of the Employers each year until he Retires, that Participant's Accounts not listed in the preceding subsection (including any of his Accounts, to the extent that they are not designated as Nonforfeitable when they are created or later) are fully vested (Nonforfeitable) not later than the date that he Retires. Except to the extent previously announced or otherwise designated by Sponsor's Designee, all of an Active Participant's Accounts are fully vested on the earlier of the dates described in this subsection's paragraphs.

                                       5-1

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                      (1) The Participant's date of death as an Active
                          Participant.

                      (2) The date on which the Participant becomes Disabled as
                          an Active Participant.

        (c) Nullifying Plan provisions. For any Participant or any portion of any Participant's Account that is not vested (Nonforfeitable), the Sponsor's Designee may determine that any provision of this Plan dealing with vesting or Forfeitures does not apply or applies only with special limitations. That decision does not require any Participant's consent and is effected by a written communication delivered to the Participant and the Administrator.

5.03.   Forfeitures

        (a) Basic rules governing time of Forfeiture. Any portion of a Participant's Account, including amounts attributable to allocations that are expected according to a Participant's Plan Liability Account, that is vested (Nonforfeitable) cannot be Forfeited without that Participant's consent. Except for Forfeitures with the Participant's consent, this subsection governs the time of this Plan's Forfeitures. The Sponsor's Designee, acting on behalf of the Sponsor, may cause any amount except Nonforfeitable amounts, including amounts attributable to allocations that are expected according to a Participant's Plan Liability Account, to be Forfeited at any time without any Participant's consent. The Sponsor's Designee may cause any Nonforfeitable amount, including amounts attributable to allocations that are expected according to a Participant's Plan Liability Account, to be Forfeited at any time with the consent of the Participant whose Account is being Forfeited. Except during a Suspension Period, the Forfeitable portion of a Participant's Account is Forfeited when he Separates from Service. After a Participant Separates from Service during a Suspension

                                      5-2

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

               Period, each part of his Employer Contribution Account that is subject to Forfeiture is Forfeited as of the earlier of the dates listed in this subsection's paragraphs.

                      (1) The date of the Participant's death.

                      (2) The last day of the fifth year after the Participant's
                          Separation from Service.

               If the Plan terminates pursuant to Plan article 8 at any time except during a Suspension Period, the Forfeitable part of all Accounts is Forfeited as of the date of the Plan's termination.

        (b) Time of distributions in relationship to time of Forfeiture. The Administrator's directions to distribute a Participant's Nonforfeitable interest in his Account according to Plan article 6 operate independently from this Plan section's operative rule about the time of Forfeitures after a Participant Separates from Service. Thus, distributions can be ordered before, after, or at the same time as a Forfeiture occurs according to this Plan section.

        (c) Allocation of Forfeitures. Except for Forfeitures attributable to allocations that are expected according to a Participant's Plan Liability Account--which are cancellations of contributions or Forfeitures that are never allocated or reallocated--all Forfeitures must be allocated as Matching Contributions according to Plan article 4.



                                      5-3

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                    ARTICLE 6

                                  DISTRIBUTIONS
                                  -------------

6.01.   General Provisions on Benefits, Distributions, Transfers

        (a) Suspension Periods. This Plan article 6 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of Sponsor's Designee in this Plan article 6 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

        (b) Article controls. All distributions, payments in lieu of contributions, or other payments in satisfaction of Benefit Entitlements according to this Plan are subject to the provisions of this article.

        (c) Administrator authority and discretion. The Sponsor's Designee may direct the Administrator's actions, but only the Administrator may direct as to the amount and form of any distribution, any payment, or any other distribution or payment in satisfaction of Benefit Entitlements. Any Employer may be directed as to such distributions or payments only by the Administrator. The Administrator may exercise its discretion in implementing any provision in this Plan article or in implementing any Administrator's Rules about benefits, distributions, or transfers of liabilities if that exercise of discretion does not violate any of the other provisions in this Plan article or in any Administrator's Rules and does not result in the Plan's failure to satisfy the provisions of the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)). The Administrator or the Sponsor's Designee may create and publish original, additional, or revised Administrator's Rules for this Plan article if that action is consistent with the provisions of this Plan article.

                                       6-1

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


        (d) Discharge of liability. Any payment to a person (or his representative) entitled to payment under the Plan, to the extent of the payment, is in full satisfaction of all claims under the Plan against the Sponsor's Designee, the Administrator, each member of any Plan Committee, and the Employers. Any person or entity, as a condition to payment from it or directed by it, may require the payee-Participant, -Beneficiary, or -legal representative to execute a receipt and release of the claim in any form determined by the person requesting the receipt and release.

        (e) Transfers on notice from Sponsor. On written direction from the Sponsor's Designee but subject to this Plan's provisions on liability transfers, the Administrator must take all necessary steps to transfer liabilities to any other Associated Plan.

        (f) Plan termination distributions. When the Plan terminates, as provided in the Plan section entitled "Benefits Supported Only by Sponsor" (see Plan section 1.05), the Sponsor's assets are the only source from which a claimant may satisfy a claim based on a Participant's Account, based on a Participant's expected allocations according to his Plan Liability Account, or based on a Participant's other Benefit Entitlements. After implementing the provisions of this subsection and confirming compliance with all other precedent requirements of law, the Administrator must direct the Sponsor and Employers to distribute any Plan assets and otherwise to satisfy all Nonforfeitable Benefit Entitlements.

        (g) Special distributions allowed. This subsection applies if the Plan is continued according to this Plan's other terms by a corporation or any other legal entity merged or consolidated with an Employer or otherwise succeeding an Employer as a result of any change in ownership of that Employer or the Employer's assets. If a Participant continues work with the surviving or purchasing legal entity but does not qualify to continue as a Participant, the Administrator must determine the options available that would not render this Plan at any time revocable, invalid, or inconsistent with the Plan

                                      6-2

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               subsection entitled "Qualification intended" (see Plan section 3.02(b)) and must treat that Participant's interests in the manner the Administrator deems most beneficial to that Participant.

        (h) Unclaimed benefits. If the inability to determine a payee's identity or whereabouts prevents any payment of any amount to a Participant, former Participant, or Beneficiary within seven years after the amount becomes payable, all amounts that would have been payable to that Participant, former Participant, or Beneficiary must be then dealt with by the Sponsor according to the laws of the state by which this Plan is governed that pertain to abandoned intangible personal property held in a fiduciary capacity.

        (i) Recapture of payments. By error, it is possible that payments to a Participant or Beneficiary may exceed the amounts to which the recipient is entitled. When notified of the error, the recipient must return the excess as directed by the Administrator. This requirement is limited where explicit statutory provisions require limitation. To prevent hardship, repayment under this subsection may be made in installments, determined in the sole discretion of the Administrator. A repayment arrangement, however, may not be contrary to law, and it may not be used as a disguised loan. If any person is authorized by statute to recover some payments on behalf of the Plan, no Plan provision may be construed to contravene the statute.

        (j) Limits on assignment. Plan benefits are not subject to Assignment and Alienation (they may not be anticipated, assigned either at law or in equity, alienated, or be subject to attachment, garnishment, levy, execution, or other legal or equitable process).

        (k) Garnishments. If a Participant's benefits are garnished or attached by order of any court, then the Administrator or the Sponsor may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of those benefits. Any benefits that become

                                      6-3

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               payable while that action is pending must not be paid or, at the Administrator's direction, must be paid into the court as they become payable, to be distributed later to the recipient determined by the court.

        (1) Distributions to minors and incompetents. If any Plan Benefit Entitlement is payable to a Participant or Beneficiary who is a minor or who, in the Administrator's opinion, is not capable of making proper disposition of funds or is not legally capable of giving a valid receipt and discharge for the assets, that payment may be made for the benefit of the Participant or Beneficiary to any person that the Administrator in its discretion designates, including the guardian or legal representative of the Participant or Beneficiary, an adult with whom that Participant or Beneficiary resides, or in discharge of that Participant's or Beneficiary's bills. To the extent of any such payments, they are deemed a complete discharge of any liability for such payment under the Plan, and any Employer may make the payments without the intervention of any guardian or similar fiduciary and without obligation to require bond or to see to the further application of the payments.

        (m) General rule for valuing Benefit Entitlements for distributions. All assets distributed must be valued as of the time of distribution. Except as specifically provided otherwise in this Plan article, the value of a Participant's Benefit Entitlements for purposes of distributions is not determined until after the Administrator has received all of the appropriate claim forms, election forms, and withholding forms. The value is then determined as of the Valuation Date that satisfies two conditions: first, it is no earlier than the day of the Participant's Separation from Service; and second, it is the Valuation Date immediately before the distribution.

6.02.   Claims

        (a) Distributions without claims. The Administrator is not required to cause a Plan distribution before a claim has

                                      6-4

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               been filed, but the Administrator may cause a Plan distribution before a claim has been filed if information comes to the Administrator's attention that indicates that a Participant or Beneficiary is entitled to a distribution.

        (b) Claims to Administrator. Subject to this Plan's provisions on claim reviews, claims for benefits from this Plan must be made in writing to the Administrator or to any person the Administrator designates to receive claims. If the Administrator has made forms available, those forms must be used; otherwise, a claim by a Participant or Beneficiary communicated in writing to the Administrator is satisfactory.

        (c) Administrator's response. On receipt of a claim, the Administrator must respond in writing within ninety days. The Administrator's first written notice must indicate any special circumstances requiring an extension of time for the Administrator's decision. The extension notice must indicate the date by which the Administrator expects to give a decision. An extension of time for processing may not exceed ninety days after the end of the initial ninety-day period.

        (d) Denied claims. If a claim is wholly or partially denied, the Administrator must give written notice within the time provided in subsection (c). If notice that a claim has been denied is not furnished within the time required in subsection (c), the claim is deemed denied. An adverse notice must be written in a manner calculated to be understood by the claimant and must include

                      (1)    each reason for denial;

                      (2) specific references to the pertinent provisions of the Plan or related documents on which the denial is based;

                                      6-5

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                      (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is needed; and

                      (4) appropriate information about the steps to be taken if the claimant wishes to submit the claim for review.

6.03.   Review of Claims

        (a) Administrator's review. On receiving a claimant's proper written request for review, the full membership of the Administrator or a person designated by the Administrator must review any claim that was denied according to the Plan section entitled "Claims" (see Plan section 6.02). The written request must be received by the Administrator before sixty-one days after the claimant's receipt of notice that a claim has been denied according to that Plan section.

        (b) Possible hearing. The Administrator or any designated reviewer must determine whether there will be a hearing. The claimant and an authorized representative are entitled to be present and heard at any hearing that is used as part of the review. Before any hearing, the claimant or a duly authorized representative may review all Plan documents and other papers that affect the claim and may submit issues and comments in writing. The Administrator or reviewer must schedule any hearing to give sufficient time for this review and submission, giving notice of the schedule and deadlines for submission.

        (c) Review decision time limit. The decision on review must be furnished to the claimant in writing within sixty days after the request for review is received, unless special circumstances require an extension of time for processing. If an extension is required, written notice of the extension must be furnished to the claimant before the end of the sixty-day period, and the decision then must be rendered as soon as possible but not later than 120 days after the request for review was received. The decision on review must be

                                      6-6

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               written in a manner calculated to be understood by the claimant and must include specific reasons for the decision and specific references to the pertinent provisions of the Plan or related documents on which the decision is based. If the decision on review is not furnished to the claimant within the time required in this subsection, the claim is deemed denied on review.

        (d) Allowances if a committee reviews. If a review under this section is conducted by any committee, including a Plan Committee, and if that committee has regularly scheduled meetings at least quarterly, the rules in this subsection govern the time for the decision on review and supersede the rules in the immediately preceding Plan subsection. If the claimant's written request for review is received more than thirty days before that committee's meeting, a decision on review must be made at the next meeting after the request for review has been received. If the claimant's written request for review has been received thirty days or less before a meeting of that committee, the decision on review must be made at the committee's second meeting after the request for review is received. If special circumstances (such as the need to hold a hearing) require an extension of time for processing, the committee's decision must be made not later than that committee's third meeting after the request for review has been received. If an extension of time is required, written notice of the extension must be furnished to the claimant before the extension begins. If notice that a claim has been denied on review is not received by the claimant within the time required in this subsection, the claim is deemed denied on review.

        (e) Determination final. Except for a written request for review under subsection (a), all good-faith determinations by the Administrator are conclusive and binding on all persons, and there is no right of appeal.

                                      6-7

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


6.04.   Death Distributions

        (a) Amount to which section applies. This section applies to the amount of a Participant's Plan Liability Account, to the value of the portion of a Participant's Account, and to the value of the portion of a Participant's other Benefit Entitlements for which the Administrator has not directed a distribution or transfer according to this Plan before the Administrator receives proof of that Participant's death.

        (b) Ordering distribution. Subject to this Plan's other provisions about Beneficiaries, as soon as reasonably possible after a Participant dies and after the Administrator receives (or is deemed to receive) the appropriate claim forms, election forms, and withholding forms, the Administrator must direct the Sponsor to distribute funds equal to the amount that would have been the Nonforfeitable value of the Participant's Benefit Entitlements to which this section applies. Except as specifically provided to the contrary in this Plan, the Administrator directs distributions to a Participant's Beneficiary or Beneficiaries.

        (c) Valuing the Benefit Entitlement. For purposes of subsection (b), a Participant's Benefit Entitlement is valued after the Administrator receives proof of the Participant's death according to Plan article 7 and as of the Valuation Date that satisfies both of these conditions:

                      (1) The Valuation Date is no earlier than the day of the
                          Participant's death.

                      (2) The Valuation Date is the Valuation Date immediately
                          before the distribution.

        (d) Death before termination of employment. When a Participant who is an Employee dies, the entire value of his Benefit Entitlement, including any amount that is later allocated to his Account according to this Plan that is not Nonforfeitable becomes Nonforfeitable only to the extent

                                      6-8

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               announced by the Sponsor. Except for announced post-death Vesting, when a Participant who is an Employee dies, only the Nonforfeitable value of his Benefit Entitlement, including the Nonforfeitable portion of any amounts later allocated to his Account according to this Plan may be distributed according to this Plan; the Forfeitable portions are Forfeited, and the portion of the Plan Liability Account that was not satisfied by allocations or post-death distributions is cancelled.

        (e) Death after termination of employment. When a Participant who is not an Employee dies, only the Nonforfeitable value of his Benefit Entitlement, including the Nonforfeitable portion of any amounts later allocated to his Account according to this Plan may be distributed according to this Plan; the Forfeitable portions are Forfeited, and the portion of the Plan Liability Account that was not satisfied by allocations or post-death distributions is cancelled.

6.05.   Distributions on Events

        (a) When section applies. The provisions of this section's subsections (b) and (d) apply when a Participant Separates from Service for any reason, including Separation from Service caused by Retirement, death, or Disability. The provisions of this section's subsection (c) apply according to this Plan's lettered exhibits describing benefit categories and Participants' distribution elections.

        (b) Allocation entitlements. Although a Participant who Separates from Service can be eligible according to this Plan's lettered exhibits describing benefit categories for allocations from Employer contributions for earlier Plan Years--even if those contributions for earlier years do not occur until after the Participant's Separation from Service--except to the extent provided in those lettered exhibits, a Participant who Separates from Service is no longer an Active Participant and is not entitled to Employer contribution allocations for the Plan Year (or other shorter pay period used by the Administrator) in which he Separates

                                      6-9

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               from Service. Subject to this Plan's lettered exhibits describing benefit categories, there are four exceptions, listed in this subsection's paragraphs, to the general rule that Separation from Service results immediately in loss of Active Participant status.

                      (1) In determining eligibility for Employer contribution
                          allocations generally, an Active Participant who Separates from Service as a Covered Employee by Retiring is an Active Participant for the Plan Year in which he Separates.

                      (2) In determining eligibility for Employer contribution
                          allocations generally, an Active Participant who Separates from Service as a Covered Employee while he has a Disability is an Active Participant for the Plan Year in which he Separates.

                      (3) In determining eligibility for Employer contribution
                          allocations generally, an Active Participant who dies as a Covered Employee is an Active Participant for the Plan Year in which he dies.

                      (4) For purposes of this Plan article 6, to the extent
                          that an Employer contribution allocation reduces the portion of a Participant's Plan Liability Account that existed before the beginning of the Plan Year (or the shorter pay period), that allocation is not an allocation for the current Plan Year (or the shorter pay period).

        (c) Distributions. This Plan's lettered exhibits defining benefit categories, together with a Participant's distribution election for each of this Plan's lettered exhibits for which that Participant has been an Eligible Employee and has accumulated a Benefit Entitlement, determine whether and when a Participant is entitled to a distribution. A Participant who is entitled to any distribution according to those lettered exhibits and his distribution election for any reason other than death is entitled to that distribution as soon as possible after the Plan's appropriate Valuation Date.

                                      6-10

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                      (1) Until the Sponsor's Designee announces otherwise
                          according to this Plan, the appropriate Valuation Date for this subsection for all Participants who are to receive single-sum distributions is the first Valuation Date that is not earlier than the day on which the Participant becomes entitled to a distribution.

                      (2) Until the Sponsor's Designee announces otherwise
                          according to this Plan, for each Participant who is to receive installment payments from this Plan, each installment has one appropriate Valuation Date for this subsection. The appropriate Valuation Date for the first installment is the first Valuation Date that is not earlier than the day on which the Participant becomes entitled to a distribution. Each later installment has an appropriate Valuation Date that is an anniversary (including semi-annual or more frequent "anniversaries" for payments that are more frequent than annually) of the first.

                      (3) The Sponsor's Designee may announce and implement one
                          or more rules for any Participant or any class of Participants, to the effect that the appropriate Valuation Dates for this subsection relate to the day on which a Participant's Forfeiture occurs according to Plan article 5.

                      (4) The Sponsor's Designee may announce and implement one
                          or more rules for any Participant or any class of Participants, to the effect that a specifically determinable Valuation Date or that each of a series of specifically determinable Valuation Dates (e.g., in the case of distributions to be accomplished periodically) is the appropriate Valuation Date for this subsection for each of those Participants.

        (d) Involuntary Cash-out. Except as provided in this Plan's lettered exhibits defining benefit categories, after a Participant has Separated from Service, the Administrator may direct an Involuntary Cash-out of that Participant's

                                      6-11

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               entire Nonforfeitable Benefit Entitlement. The Involuntary Cash-out may occur at any time after the Participant Separates from Service and after a Valuation Date that satisfies the Plan subsection entitled "General rule for valuing Benefit Entitlements for distributions" (see Plan section 6.01(m)). After an Involuntary Cash-out occurs, the Forfeitable value of the cashed-out Participant's Benefit Entitlement is Forfeited (his Plan Liability Account is cancelled).

6.06.   Methods of Distribution

        (a) Forms first. As provided in this Plan, but only after the Administrator receives (or is deemed to receive) the appropriate claim forms, election forms, and withholding forms, the Administrator must direct the Sponsor to distribute the Nonforfeitable value of a Participant's Benefit Entitlement. The date for distribution entitlement is determined according to the Plan section entitled "Distributions on Events" (see Plan section 6.05), and the method is determined by this section.

        (b) Designation to Administrator. Except for a Benefit Entitlement for which the Sponsor's Designee is allowed to (and does) stipulate the method of distribution (which may include single-sum, installments, life annuities, joint and survivor annuities, or any other method), the Administrator must cause distributions to satisfy a Participant's Benefit Entitlements based on that Participant's distribution election for each of this Plan's lettered exhibits for which that Participant has been an Eligible Employee and has accumulated a Benefit Entitlement. When a Participant is allowed to elect a distribution method for a Benefit Entitlement, the Participant makes his election by written designation delivered to the Administrator before the final date announced by the Administrator according to Administrator's Rules for that election. Except as provided otherwise in this Plan's lettered exhibits governing the Benefit Entitlement in question, as to each category of his Benefit Entitlements, a Participant may indicate a preference from

                                      6-12

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               among the methods of payment provided in this section, subject to the provisions of Plan section 6.01, subsection (e) of this section, and the remaining provisions in this Plan article. For any Plan benefit that is a distribution based on an Elective Deferral, the Administrator may not announce a date that is later than the day before the year in which the Participant performed the services for which the Elective Deferral benefit is to be paid. Except as provided in subsections (d) and (g), for any other Plan benefit, the Administrator may not announce a date that is earlier than the Participant's Entry Date or that is later than the end of the Plan Year preceding the Plan Year in which the Participant performed the services that earned the benefit. The Sponsor's Designee's stipulation supersedes any earlier or later preference indication by a Participant, but otherwise, the Administrator must instruct the Sponsor to make the distribution according to the Participant's preference. When any Benefit Entitlement, including any Account (or sub-account), has been completely distributed, it is cancelled.

        (c) Other provisions limit. An election of a distribution method may not extend or expand any Participant or Beneficiary rights provided in this Plan.

        (d) Change requests. If a Participant or a Beneficiary wishes to change his distribution-method election, a requested change is not effective before it is received by the Administrator. Except for distribution change requests accomplished within the time allowances described in subsection (b), a change request cannot be honored without a substantial penalty, as determined by the Administrator. The substantial penalty may include a requirement that a Participant consent to a Forfeiture of part of his Plan benefits that were otherwise Nonforfeitable.

        (e) Methods. Except for Benefit Entitlement distributions for which the Sponsor's Designee is allowed to (and does) stipulate the distribution method, and except for Benefit Entitlement distributions governed by this Plan's lettered exhibits that require or allow otherwise, distributions must

                                      6-13

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               be made in one or more of the methods listed in this subsection. According to the terms of this Plan, if a Participant Separates from Service on account of Retirement or Disability, his Benefit Entitlements must be distributed by either of the two methods or a combination of the two methods listed in paragraphs (1) and
               (2). If a Participant Separates from Service but not on account of Retirement or Disability, his Benefit Entitlements must be distributed as a single sum.

                      (1) Single sum. The amounts may be distributed as a
                          single-sum distribution in cash or other property.

                      (2) Installment payments. The amounts may be distributed
                          in cash or other property over a fixed period of time in quarterly or annual installments with Valuation Dates determined according to Plan section 6.05(c)(2) or 6.05(c)(4).

               The Administrator may adjust any installment-payment election as it deems necessary to accommodate non-cash distributions.

        (f) Restrictions. A distribution method may not be elected if it provides for installment payments from this Plan of less than $100 (or one unit of an Employer Security, if that is the form of distribution).

        (g) Further change allowed. If the amount credited to a Participant is being paid in installments, the Sponsor's Designee may consent to any Participant's request and direct any change in payment method consistent with the other rules in this section, including emergency advances according to the procedure established in this Plan section's subsection (h). To the extent permitted and according to the Administrator's Rules, the Participant may request a withdrawal of part or all of his Benefit Entitlement, change the frequency of the installments, or change the length of the installment period. The provisions of this subsection do not apply to any distribution based on an Elective Deferral. A

                                      6-14

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               change request cannot be honored without a substantial penalty, as determined by the Administrator. The substantial penalty may include a requirement that a Participant consent to a Forfeiture of part of his Plan benefits that were otherwise Nonforfeitable.

        (h) Emergency payments. According to any Administrator's Rules it announces, the Administrator may direct the Sponsor to make emergency payments to a Participant or Beneficiary during a hiatus between the Participant's Separation from Service and the time when regular benefit payments are to begin according to Plan section 6.05 and this section. Emergency payments are treated as advances against the benefits ultimately due. Emergency payments may be made only on application by a Participant or the Participant's Beneficiaries, certifying the Separation from Service and indicating the emergency nature of the application. Emergency payments may not exceed the Participant's Benefit Entitlement as determined by the Administrator; and the Administrator may restrict any Participant's emergency payments to an amount that is less than the Participant's Benefit Entitlement. An emergency payment request that does not satisfy the hardship standard in the Administrator's Rules for this Plan section may be honored only as if it were a change request according to subsection (d) of this section.



                                      6-15

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                    ARTICLE 7

                                 DEATH BENEFITS
                                 --------------

7.01.   Proof of Death

        The Administrator has no duty to direct a death-provoked distribution under this Plan until it receives proof of the Participant's death.

7.02.   Designation of Beneficiary.

        (a) Application of section. This section applies only to the portion of a Participant's

                      (1)    Account and

                      (2) expected allocations in reduction of the coordinate parts of his Plan Liability Account for which the Administrator has not directed a distribution, Benefit Entitlement payment, or a transfer according to this Plan before the Administrator receives proof of the Participant's death.

        (b) Beneficiaries. The Sponsor's Designee may announce or Administrator's Rules otherwise may provide that, as to any Participant's Account or portion of an Account or as to all Account portions from a given category of benefits according to one of this Plan's lettered exhibits, any Participant's Beneficiaries are the same individuals or entities as would apply under another Sponsor-maintained employee benefit plan. Absent such an announcement and subject to any Administrator's Rules about Beneficiaries, a Participant may designate a Beneficiary or Beneficiaries, indicating single, multiple, primary, or secondary Beneficiaries. Each designation must be in writing, signed by the Participant, and delivered to the Administrator. Each designation is revocable. A Participant's change of Beneficiary is not

                                      7-1

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               effective until received by the Administrator. The Administrator and Employers are not liable for a failure to make a change between the time requested and the Participant's death unless the failure is willful or from gross negligence, and one party is not liable for the failure of another party. If there is no valid designation by the Participant, or if the designated Beneficiary or Beneficiaries fail to survive the Participant, the Beneficiary is the Participant's Spouse at the Participant's death; if the Participant has no Spouse at death, then the Beneficiary is the Participant's estate.



                                      7-2

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                    ARTICLE 8

                       AMENDMENT, TERMINATION, AND MERGER
                       ----------------------------------

8.01.   Exercise of Powers

        (a) Source of powers. The Sponsor's exercise of each of the powers listed in this subsection's paragraphs is limited by and is governed by this Plan article and Plan article 10. Unless otherwise specified or limited by this Plan, however, each of the powers is vested in full in the Sponsor.

                      (1) The power to name or remove Plan Fiduciaries.

                      (2) The power to amend this Plan.

                      (3) The power to cause or allow a merger or consolidation
                          of this Plan with another plan.

                      (4) The power to cause or allow a transfer of liabilities
                          from or to this Plan.

                      (5) The power to cause or allow this Plan to be
                          terminated.

                      (6) The power to suspend benefit payments.

        (b) Power to amend. This Plan section may not be amended unless the amendment in no way endangers the rights of the Plan's current Participants, which fact must be evidenced by the determination of a court of competent jurisdiction or, until such a court determines the fact, by an opinion of counsel selected by the Administrator. That counsel's opinion must be addressed to the Participants of this Plan and must be delivered to the Administrator as agent for those individuals. This Plan article may not be amended unless the amendment is either

                                      8-1

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                      (1) the correction of typographic or scriveners' errors (which include omissions, diction errors, or sentence structures that cause a confused or unintended meaning) that occur in the process of drafting this document, and each such error must be confirmed by the Sponsor and the Sponsor's counsel who assisted in drafting this document; or

                      (2) the removal or addition of provisions in furtherance of the purpose of this Plan and without reducing the Benefit Entitlement of Participants generally, which facts must be evidenced by the determination of a court of competent jurisdiction or, until such a court determines those facts, by an opinion of counsel selected by the Administrator. That counsel's opinion must be addressed to the current Participants (if there are any) and must be delivered to the Administrator as agent for those individuals.

               Every exhibit to this Plan is part of the Plan. Except as specifically provided in this Plan, the creation or change of an exhibit by a Fiduciary authorized in this Plan to create or change the exhibit is a plan amendment requiring approval of the Sponsor's Designee but not an amendment restricted by this Plan article other than during a Suspension Period. Any other creation or change in an exhibit is an amendment that requires approval by the Sponsor's Designee and is restricted by this Plan article unless the exhibit itself provides otherwise (for example, the exhibit of Alternate Administrators described in the Plan subsection entitled "Alternate Administrator appointment" (see Plan section 10.05(b)) normally would not be the type of exhibit restricted by this Plan article other than during a Suspension Period. During a Suspension Period, the creation or change of an exhibit for any section in this Plan article or any lettered exhibit describing a benefit arrangement is a Plan amendment limited by this article.

                                      8-2

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

        (c) General power to amend, terminate, or transfer liabilities. Except as otherwise specifically provided in this Plan article and in Plan article 10, the Sponsor has the power and right to:

                      (1)  amend this Plan in whole or in part;

                      (2) terminate this Plan in whole or in part or suspend any benefit payments;

                      (3) cause liabilities to be allocated within this Plan or to be transferred to or from this Plan; and

                      (4)  name Plan Fiduciaries.

        (d) Sponsor's powers suspended. The Sponsor's powers described in subsections (a), (b), and (c) are suspended according to the Plan section entitled "Trigger Events, Restoration Events, and Consequences" (see Plan section 8.10) during a Suspension Period.

8.02.   Amendment

        (a) Sponsor. Except as specifically provided in this Plan (for example, as provided in Plan article 10, Plan section 8.01, Plan section 8.09, Plan section 8.10, and subsection (b) of this Plan section), the Sponsor retains the right

                      (1) to prospectively or retroactively amend this Plan to establish or retain the status of this Plan under the provisions of the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)); and

                      (2)  to amend this Plan in any other manner.

               An amendment is effective on the date indicated in any written instrument that is executed by the Sponsor (or by the person specified according to Plan section 8.09(b), when the Sponsor's power is suspended or has been terminated) and delivered to the Administrator.

                                      8-3

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


        (b) Forfeitures of Benefit Entitlements, other effects. Except as specifically provided in this Plan, an amendment may cause a Forfeiture of any Participant's Benefit Entitlement that is not vested (Nonforfeitable). An amendment that affects the rights, duties, or responsibilities of any Fiduciary may not be made without that Fiduciary's written consent.

8.03.   Plan Merger or Liability Transfer

        There are no liabilities that are subject to ERISA section 208, and the merger or consolidation of this Plan with, or the transfer of liabilities of this Plan to another employee benefit plan or the transfer of liabilities of another plan to this Plan may be accomplished without regard to whether each Participant's Benefit Entitlement immediately after the merger, consolidation, or transfer is (when computed as if the surviving or receiving plan had immediately terminated) equal to or greater than the Benefit Entitlement to which the Participant would have been entitled if this Plan had terminated immediately before the merger, consolidation, or transfer.

8.04.   Discontinuance of Contributions or Benefit Payments

        The Employers may not reduce or discontinue Employer contributions or benefit payments in satisfaction of Nonforfeitable Benefit Entitlements.

8.05.   Termination

        (a) General termination rules. The Sponsor's Designee (or the person specified according to the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is suspended or has been terminated), has the right at any time to terminate this Plan wholly or partly, subject to the provisions of the Plan sections entitled "Exercise of Powers" and "Trigger Events, Restoration Events, and Consequences" (see Plan sections 8.01 and 8.10).

                                      8-4

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


        (b) Notice. Notice of a termination must be given to the Participants, to the Administrator, and to all necessary authorities. If any authority's approval is necessary, termination is effective according to that approval; otherwise, the date of the notice or a later date designated in the notice is the termination date for purposes of this Plan article. To the extent that any Benefit Entitlement is Forfeitable, that Benefit Entitlement is Forfeited upon the termination of the Plan. Nonforfeitable Benefit Entitlements are payable according to the Plan section entitled "Benefits Supported Only by Sponsor" (see Plan section 1.05) upon the Plan's termination.

        (c) Termination as to specific Participants or groups of Participants. To the extent of any Benefit Entitlement that is not Nonforfeitable, the Sponsor's Designee (or the person specified according to the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is suspended or has been terminated), has the right at any time to prospectively terminate the rights of any Participant or Beneficiary under the Plan and to prospectively terminate eligibility to receive Plan benefits as to any Participant, any Beneficiary, or any group of Participants or Beneficiaries.

        (d) Termination as to specific Plan benefits. To the extent of any Benefit Entitlement that is not Nonforfeitable, for any Benefit Entitlement that is terminated, or for all Benefit Entitlements if the Plan terminates, except as authorized by the Sponsor's Designee (or the person specified according to the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is suspended or has been terminated), expressly in any action causing the termination of the Benefit Entitlement or the Plan, no further benefit payments are provided by the Plan, regardless of when the event that gave rise to a potential benefit payment occurred.

        (e) Partial termination. If the Plan partially terminates (determined by the Administrator in a manner consistent

                                      8-5

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               with legal authorities), all affected Benefit Entitlements or any Benefit Entitlement to the extent affected may then be treated by the Administrator (acting at its discretion) as if the Plan had terminated.

8.06.   Effect of Employer Transactions

        If an Employer is merged or consolidated with any other business, or is succeeded by a corporation or any other legal entity that acquires substantially all of the Employer's assets, the surviving or purchasing corporation or legal entity may elect to continue this Plan as to that Employer's Participants. If a Participant continues work with the surviving or purchasing legal entity but does not qualify by law to continue as a Participant, the Administrator must determine the options available that would not render this Plan at any time revocable, invalid, or inconsistent with the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)) and must treat that Participant's interests in the manner the Administrator deems most beneficial to that Participant.

8.07.   Satisfaction of Benefit Entitlements

        Upon this Plan termination, the Sponsor must cause each Employer to contribute or pay benefits in satisfaction of Nonforfeitable Benefit Entitlements. After the Plan terminates, according to Plan section 8.05, and after all Nonforfeitable Benefit Entitlements are satisfied, the Plan's provisions are all of no further effect, and all Fiduciaries are discharged.

8.08.   Restrictions Applicable Under Certain Circumstances

        During any period in which a Sponsor power is suspended or terminated according to the Plan section entitled "Trigger Events, Restoration Events, and Consequences" (see Plan section 8.10), an individual who is vested according to the Plan section entitled "Rules About Entities Exercising Powers" (see Plan section 8.09) with that Sponsor power or who is part of an entity or body vested with that Sponsor power must not act to cause any benefit payment or allocation to himself. In the case of a member of a body or entity, the individual's benefit or allocation must be determined by

                                      8-6

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


        secret ballot of the remaining members of that body or entity. If that ballot results in a tie vote or if the individual in question is not a member of a body or entity, the benefit or allocation is determined by the individual living Fiduciary named in Exhibit 8.08. If there is no living person named in Exhibit 8.08, the Administrator must petition a court with proper jurisdiction to name an individual living Fiduciary for Exhibit 8.08.

8.09.   Rules About Entities Exercising Powers

        (a) Exhibits. This Plan section allows identified exhibits to be appended to the Plan to facilitate the operation of the Plan when the Sponsor's powers are suspended or terminated according to the Plan section entitled "Trigger Events, Restoration Events, and Consequences" (see Plan section 8.10).

        (b) Power to amend. The Sponsor's powers in this Plan to amend the Plan are suspended or terminated according to the Plan subsection entitled "Limitation on amendment and termination rights" (see Plan section 8.10(b)). Whenever the Sponsor may not amend this Plan, the Sponsor's power to amend becomes the power to direct the Administrator to cause an amendment, and that power is vested in the person or persons identified in Exhibit 8.09(b). If there is no validly completed Exhibit 8.09(b), the Sponsor's power to amend is vested in the Administrator.

        (c) Power to terminate. The Sponsor's powers in this Plan to terminate the Plan or any part of it are suspended or terminated according to the Plan subsection entitled "Limitation on amendment and termination rights" (see Plan section 8.10(b)). Whenever the Sponsor may not terminate this Plan, the Sponsor's power to terminate becomes the power to direct the Administrator to cause the Plan's termination, and that power is vested in the person or persons identified in Exhibit 8.09(c). If there is no validly completed Exhibit 8.09(c), the Sponsor's power to terminate is vested in the Administrator.

                                      8-7

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


        (d) Power over mergers. The Sponsor's powers in this Plan to cause or allow a merger or consolidation of this Plan with another plan are suspended or terminated according to the Plan subsection entitled "Mergers and liability transfers" (see Plan section 8.10(c)). Whenever the Sponsor may not cause or allow a merger or consolidation of this Plan with another plan, the Sponsor's power to cause or allow a merger or consolidation of this Plan with another plan becomes the power to direct the Administrator to cause or allow a merger or consolidation, and that power is vested in the person or persons identified in Exhibit 8.09(d). If there is no validly completed Exhibit 8.09(d), the Sponsor's power to cause or allow a merger or consolidation of this Plan with another plan is vested in the Administrator.

        (e) Power over liability, transfers. The Sponsor's powers in this Plan to cause or allow a transfer of liabilities from or to this Plan are suspended or terminated according to the Plan subsection entitled "Mergers and liability transfers" (see Plan section 8.10(c)). Whenever the Sponsor may not cause or allow a transfer of liabilities from or to this Plan, the Sponsor's power to cause or allow a transfer of liabilities from or to this Plan becomes the power to direct the Administrator to cause or allow a transfer of liabilities, and that power is vested in the person or persons identified in Exhibit 8.09(e). If there is no validly completed Exhibit 8.09(e), the Sponsor's power to cause or allow a transfer of liabilities from or to this Plan is vested in the Administrator.

        (f) Power to delegate. The Sponsor's powers in this Plan to delegate Fiduciary responsibilities not otherwise delegated in this Plan are suspended according to the Plan subsection entitled "Other powers suspended" (see Plan section 8.10(f). Whenever the Sponsor may not exercise those powers, the Sponsor's powers are vested in the person or persons identified in Exhibit 8.09(f), which may specify different persons for different delegation powers. If there is no validly completed Exhibit 8.09(f) or if Exhibit 8.09(f) fails to identify

                                      8-8

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               a person for a delegation power, then each power not otherwise vested is vested in the Administrator.

        (g) Other powers. The Sponsor's powers under this Plan not previously described in this Plan section are suspended according to the Plan subsection entitled "Other powers suspended" (see Plan section 8.10(f)). If there is any such Sponsor power that is suspended or terminated and that power is not otherwise vested according to this Plan section or Plan article 10, if the suspension or termination of that power would cause this Plan to fail to operate because there is no Fiduciary otherwise empowered to act alone, then that power is vested in the Administrator except to the extent that the power is identified and vested in another person or persons according to any validly completed
               Exhibit 8.09(g).

        (h) Relationship to other Plan provisions. Whenever this section results in the suspension or termination of the Sponsor's powers, that suspension or termination is effective without regard to other Plan provisions that appear to allow those powers to continue to be exercised by the Sponsor. This section's substitution of individuals or entities to exercise the Sponsor's powers, however, operate only to the extent that some other individual or entity has not been identified elsewhere in this Plan (for example, Plan article 10) as the Sponsor's substitute or as the transferee of that power.

        (i) Exercise of power. To the extent that this Plan suspends a power of the Sponsor and vests that power in another, if this Plan otherwise requires that power to be exercised by the Administrator, then that power becomes the power to direct the Administrator to cause or take the action that is the subject of that power.

8.10.   Trigger Events, Restoration Events, and Consequences

        (a) Application of section. This section's remaining subsections apply only during a Suspension Period.

                                      8-9

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


        (b) Limitation on amendment and termination rights. This subsection governs the right to amend or terminate this Plan during a Suspension Period. After a First-tier Trigger Event and for the duration of the Suspension Period, the Sponsor may not amend this Plan if, in the Administrator's opinion, that amendment would cause a reduction of any Benefit Entitlement or any other form of dilution of the interests of the Participants in this Plan, measured on the day before the First-tier Trigger Event. After a Second-tier Trigger Event or a Financial Trigger Event and for the duration of the Suspension Period, the Sponsor may not amend or terminate the Plan.

        (c) Mergers and liability transfers. This subsection governs the transfer of liabilities to and from this Plan during a Suspension Period. During a Suspension Period, the Sponsor's power to cause or allow a merger or consolidation of this Plan with another plan is suspended; the Sponsor's power to cause or allow transfers of liabilities from or to this Plan is also suspended.

        (d) Consent to actions of Administrator. During a Suspension Period, any Plan provision requiring the Administrator to act only with the Sponsor's consent is not effective to require the Sponsor's consent; except for Sponsor powers vested in other persons according to the Plan section entitled "Rules About Entities Exercising Powers" (see Plan section 8.09) or Plan article 10, and except when this Plan requires another Fiduciary's consent, the Administrator is authorized to act alone.

        (e) Consent to actions of Committees. During a Suspension Period, any Plan provision requiring any Plan Committee or any other committee to act only with the Sponsor's consent is not effective to require the Sponsor's consent; except for Sponsor powers vested in other persons according to the Plan section entitled "Rules About Entities Exercising Powers" (see Plan section 8.09) or Plan article 10, and except when this

                                      8-10

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               Plan requires another Fiduciary's consent, any Plan Committee or any other committee is authorized to act alone.

        (f) Other powers suspended. During a Suspension Period, the Sponsor's powers to delegate fiduciary responsibilities not otherwise delegated in this Plan and to make any determination within the jurisdiction of any Administrator or any committee are suspended. During a Suspension Period, the Sponsor's powers not otherwise suspended according to this Plan section are suspended.

        (g) Restoration events. According to this subsection, if any other provisions of this Plan section have been effected, causing a suspension of the Sponsor's powers, that other subsection no longer applies on the earliest of the dates described in this subsection's paragraphs.

                      (1) One date is three calendar years after the most recent Trigger Event that provoked the suspension of powers, subject to an infinite number of one-year extensions if the Administrator so determines, in the December before the expiration of this paragraph's effective time.

                      (2) Another date is the day on which the Administrator determines that all transactions provoking Trigger Events have been unwound or reversed, whether by mutual agreement of the parties, operation of law, or a court of competent jurisdiction.

                      (3) Another date is the day on which the Administrator determines that the Sponsor's powers are restored, but the Administrator may not act under this subsection for one calendar year following the most recent Trigger Event that provoked the suspension of the Sponsor's powers.

               Despite this section, as long as the Crestar Financial Corporation OMNI Trust Agreement is in existence, a Restoration Event cannot operate to end a Suspension

                                      8-11

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


              Period under this Plan during any period in which a Suspension Period (as defined in the Crestar Financial Corporation OMNI Trust
               Agreement) is in effect under that trust agreement.


                                      8-12

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



                                  Exhibit 8.08


               This exhibit, according to Plan section 8.08, names an individual living Fiduciary to determine certain benefits or allocations. That person is

               _________________________________________________________________

               _________________________________________________________________


               Date:_________________________________



                                      8-13

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



                                 Exhibit 8.09(b)


               This exhibit, according to Plan section 8.09(b), names a person or persons to have the power to amend the Plan. The person is or the persons are


               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________



               Date:_________________________________________



                                      8-14

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



                                 Exhibit 8.09(c)


               This exhibit, according to Plan section 8.09(c), names a person or persons to have the power to terminate the Plan. The person is or the persons are


               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________



               Date:_________________________________________



                                      8-15

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                                 Exhibit 8.09(d)


               This exhibit, according to Plan section 8.09(d), names a person or persons to have the power to cause or allow a merger or a consolidation of the Plan with another plan. The person is or the persons are



               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________



               Date:_________________________________________




                                      8-16

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                                 Exhibit 8.09(e)


               This exhibit, according to Plan section 8.09(e), names a person or persons to have the power to cause or allow a transfer of liabilities from this Plan to another plan or from another plan to this Plan. The person is or the persons are



               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________



               Date:_________________________________________



                                      8-17

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990



                                 Exhibit 8.09(f)


               This exhibit, according to Plan section 8.09(f), names a person or persons to have the power to delegate Fiduciary responsibilities not otherwise delegated in the Plan. The person is or the persons are determined according to this table.

               Person(s)                           Specified Delegation Power
               ---------                           --------------------------

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________



               Date:_________________________________________




                                      8-18

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                                 Exhibit 8.09(g)


               This exhibit, according to Plan section 8.09(g), names a person or persons to have the Sponsor's powers not described in subsections (b) through (f) of Plan section 8.09. The person is or the persons are determined according to this table.

               Person(s)                           Specified Power
               ---------                           ---------------


               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________



               Date:_________________________________________


                                      8-19

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                    ARTICLE 9

                      PHANTOM INVESTMENTS AND RELATED RULES
                      -------------------------------------

9.01.   Suspension Periods

        This Plan article 9 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee on behalf of the Sponsor in this Plan article 9 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

9.02.   Phantom Investment Options

        (a) Participant direction. Subject to any procedures that are added to the Administrator's Rules by the Sponsor's Designee or the Administrator according to this Plan governing the rights of Participants to direct Phantom Investments, a Participant may direct the Administrator in writing to attribute Phantom Investments for his Plan Liability Account in one or more specified investment media, as provided for in this Plan.

        (b) Changes in investments. A Participant may change the attributed Phantom Investments for his Plan Liability Account among any approved funds or other approved investments according to this Plan's procedures. The Sponsor's Designee must announce the dates on which the Participants may change their Phantom Investments among the investment media approved for the Plan.

9.03.   Participant-directed Phantom Investments

        (a) Conditional effectiveness. Participant directions according to this Plan section are not effective until the Administrator or the Sponsor's Designee notifies Participants that this section is effective and notifies them of any rules affecting their directions. A notice according to this subsection must specify

                                      9-1

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               all portions of a Participant's Benefit Entitlement to which it applies (different specifications, determined on an individual Participant-by-Participant basis, are permissible), all provisions of the Plan section to which it applies, and the date or dates on and through which it is effective. Phantom Investments may be directed according to this Plan section and any of its subsections, subject to any rules and limitations periodically created, modified, and announced by the Sponsor's Designee on behalf of the Sponsor.

        (b) Phantom Investments. The Sponsor's Designee may announce Administrator's Rules authorizing and governing Participant directions of Phantom Investments. Unless otherwise provided in the Administrator's Rules, any Phantom Investment directed by a Participant is accomplished as if that Participant could have directed an identical investment from his Account, calculated as if that Participant's Plan Liability Account had been eliminated by allocations to the coordinate portions of the Participant's Account. The Administrator's Rules may restrict Phantom Investments in any manner. When creating the Administrator's Rules authorized by this subsection, the Sponsor's Designee also must cause the nominal results of a Participant's Phantom Investments to be adjustments to that Participant's Plan Liability Account in the manner described in the Plan article 3 subsection entitled "Adjustments" (see Plan section 3.09(d)).

        (c) Participant directions limited. A Participant's directed Phantom Investments under this Plan section may not exceed the total value of the Participant's Accounts (calculated as if that Participant's Plan Liability Account had been eliminated by allocations to the coordinate portions of the Participant's Account) corresponding to the identified Accounts or portions of Accounts (if any) specified (for all Participants generally or for any Participant individually) by the Sponsor's Designee as subject to this section. The Sponsor's Designee may designate administratively convenient times for Participants to exercise their rights under this Plan section.

                                      9-2

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

        (d) Communication of directions. To the extent that a Participant may direct investments according to this Plan, unless specifically provided otherwise according to this Plan section or the Administrator's Rules, that Participant's investment directions may be communicated to the Administrator at intervals and times acceptable to the Administrator. A Participant's investment directions under this Plan section are continuing directions until a timely request for a change in investments is received by the Administrator. To the extent that a Participant may direct investments according to this Plan, unless specifically provided otherwise in this Plan section or the Administrator's Rules, until that Participant's first timely investment direction is effective, that portion of that Participant's Account must be invested as it would have been invested if it had been an account under the Crestar Employees' Thrift and Profit-Sharing Plan. The Sponsor's Designee may direct the Administrator to change and announce a different minimum notice period for Participant directions (and direction changes) under this Plan section or any of its subsections and also to change and announce the date or one or more dates during the year on which Participant directions will be executed.

        (e) Directed investments. Except as provided in the Administrator's Rules or subsections (f), (k), and (1), as to any Account or portion of his Account that is subject to his own investment directions according to this Plan, a Participant may direct the investment of his Account into any investment permissible under this Plan, including any of the investment media approved by the Sponsor's Designee. To direct investments, a Participant must complete the appropriate forms provided by the Administrator and return those forms to the Administrator no later than the dates announced by the Administrator.

        (f) Percentage limitations. This subsection applies to an Account or a portion of an Account only to the extent that a Participant may direct investments from that Account or portion according to this Plan. Subject to any contrary determinations announced by the Administrator or by the Sponsor's Designee, a Participant's investment directions must

                                      9-3

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               be in whole percentages and in increments of twenty-five percent of his Account. Determinations by the Sponsor's Designee according to the preceding sentence supersede the Administrator's and may apply on an individual Participant basis. Except as otherwise provided in the Administrator's Rules, a Participant's directions must cover the entire amount of his Account. Except as otherwise provided in the Administrator's Rules, a Participant may direct the investment of his Account into one or more funds or media as long as those directions do not result in an investment in one fund of less than twenty-five percent (or that other percentage announced by the Sponsor's Designee) of the Participant's Account. Except as otherwise provided in the Administrator's Rules, the minimum amount that a Participant may transfer from one investment medium to another must be at least twenty-five percent of that Participant's Account (or such lesser or greater percentage figure announced by the Administrator) or, if less, the entire amount of that Participant's investment in that investment medium.

        (g) Direction by Participants. Subject to the limitations of subsection (a) and to any minimum notice periods announced by the Sponsor's Designee, at the Administrator-certified written direction of any Participant (but not--after the Participant has died--the Participant's Beneficiaries), the Sponsor's Designee must cause that Participant's Phantom Investment decisions to be linked to adjustments to that Participant's Plan Liability Account so that the Participant's Plan Liability Account increases or decreases as if it had been invested according to the Phantom Investment. Subject to Administrator's Rules or other limitations to the contrary created, modified, and announced periodically by the Sponsor's Designee, a Participant may direct Phantom Investments into securities of an Employer or an Affiliate or into property that, if held by a Qualified Trust, would be Qualifying Employer Real Property.

        (h) Creation or cancellation of funds. The Sponsor's Designee may direct the creation of one or more "investment funds"

                                      9-4

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               into which Participants may direct Phantom Investments for their Accounts. Similarly, the Sponsor's Designee may cancel any such "investment funds."

        (i) Fund for Nondirected Accounts. The remaining sentences of this subsection are effective only when the Sponsor's Designee so announces. If a Participant chooses not to direct the Phantom Investment of all or part of his Account, his Account or that portion of his Account that is otherwise subject to his direction according to this Plan's subsections must be deemed to have been invested in a cash-equivalent investment (such as a money-market fund) until he directs otherwise.

        (j) Other Participant rights. To the extent that the Sponsor's Designee has agreed to permit it and has so announced to all affected Participants selected by the Sponsor's Designee, each Participant may delegate his right to select investments and reinvestments and to select brokers, salesmen, or agents. If a Participant dies before his Account is totally distributed, all of that Participant's rights, powers, and control according to this Plan section immediately terminate.

        (k) Separation from Service. The remaining sentences of this subsection are effective only when the Sponsor's Designee so announces. If a Participant is Separated from Service and his Account is to be distributed in installments or if distribution is to be delayed more than six months after the normal payment date for a single-sum distribution, that Participant's Account for postponed distributions may be deemed to be invested in a cash-equivalent investment (such as a money-market fund) as of the first day of the Plan Year coincident with or immediately after the date that makes this subsection applicable to his Account.

        (1) Post-employment rights. To the extent that the Sponsor's Designee has agreed to permit it and has so announced to all affected Participants selected by the Sponsor's Designee, if a Participant terminates employment with the Employers, the Participant may continue to direct Phantom Investments of that Participant's Nonforfeitable Benefit Entitlement.

                                      9-5

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               Upon his termination of employment with the Employers, a Participant's rights to direct Phantom Investments according to this Plan section stop as to all portions of his Accounts that are Forfeitable.


                                      9-6

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

                                   ARTICLE 10

                                 ADMINISTRATION
                                 --------------

10.01.   Named Fiduciaries, Allocation of Responsibility

        (a) Suspension Periods. This Plan article 10 and other articles in this Plan reserve to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 10 or in any other Plan article in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

        (b) Named Fiduciaries. This Plan's Named Fiduciaries are the Sponsor, the Administrator, and any Alternate Administrators. Each Named Fiduciary is severally liable for its responsibilities according to the terms of this Plan.

        (c) Multiple-person Fiduciaries. A Fiduciary may be made up of more than one person (as defined in ERISA section 3(9) and for this Plan, a person includes an individual, a partnership, a joint venture, a corporation, a mutual company, a joint-stock company, an unincorporated organization, an association, or an employee organization). A multiple-person Administrator is made up of Administrator-members. Any other multiple-person Fiduciary is made up of Fiduciary-members. In describing notices, responsibilities, liability limitations, and the like, this Plan's references to an Administrator extend to the constituent Administrator-members, its references to an Alternate Administrator extend to the constituent Alternate Administrator-members, and its references to any other Fiduciary extend to the constituent Fiduciary-members. Any Fiduciary may require the Sponsor to certify in writing to it the names of those persons who constitute a multiple-person Fiduciary. A Fiduciary may rely on such a certification it receives and may assume that those

                                      10-1

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               persons continue to constitute that Fiduciary until a new certificate is received.

        (d) Sponsor. Except as provided in this Plan article, only the Sponsor's Designee may name the Administrator and the Alternate Administrators. Except as provided in this Plan article, only the Sponsor's Designee may designate other Named Fiduciaries.

        (e) Administrator. The Administrator has only the responsibilities described in this Plan and the responsibilities delegated by the Sponsor's Designee and accepted by the Administrator.

        (f) Alternate Administrators. An Alternate Administrator or, if there are no Alternate Administrators, the Administrator under the Crestar Financial Corporation Permanent Executive Benefit Plan, becomes the Administrator under certain circumstances described in this Plan article.

        (g) Lack of designation. Except as provided in this article and in Plan article 8, all responsibilities not specifically delegated to another Named Fiduciary remain with the Sponsor, including designating all additional Fiduciaries not named in this Plan. Responsibility for contributions and Benefit Entitlement payments is determined according to Plan article 3. Except as provided in this article and in Plan article 8, the Sponsor's Designee has the power to delegate Fiduciary responsibilities not specifically delegated by the terms of this Plan. A delegation may be made to any individual or entity. Except as provided in this article and in Plan article 8, each person to whom Fiduciary responsibility is delegated serves at the Sponsor's pleasure and for the compensation determined in advance by the Sponsor and that person, except as prohibited by law. A person to whom Fiduciary responsibility is delegated may resign after thirty days' notice in writing delivered to the Sponsor. Except as provided in this article and in Plan article 8, the Sponsor's Designee may make additional delegations, including delegations occasioned by resignation, death, or other cause, and

                                      10-2

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               including delegations to successor Administrators or members of the Administrator and successor Alternate Administrators or members of Alternate Administrators.

        (h) Allocation of responsibility. This Plan allocates to each Named Fiduciary the individual responsibilities assigned. Responsibilities are not shared by Named Fiduciaries unless the sharing is provided specifically in this Plan.

        (i) Separate liability. Whenever one Named Fiduciary is required by the Plan to follow the directions of another Named Fiduciary, the two have not been assigned to share the responsibility. The Named Fiduciary giving directions bears the sole responsibility for those directions, and the responsibility of the Named Fiduciary receiving those directions is to follow those directions as long as on their face the directions are not improper under applicable law.

10.02. Administrator Appointment, Removal, Successors, Except During a Suspension Period

        (a)    Application of section. The remaining provisions of this Plan section 10.02 are effective during any period that is not a Suspension Period.

        (b) Administrator appointment. The Sponsor's Designee may name the Administrator to administer the Plan. There may be one or more individuals or entities acting as the Administrator under this Plan, as the Sponsor's Designee determines. If there is no Administrator, the Sponsor is the Administrator until a different Administrator is named and accepts its responsibilities under this Plan. According to the same procedures that apply to the appointment of a successor member, additional individuals and entities may be appointed to become members of the Administrator.

        (c) Administrator resignation, removal. If the Administrator is not made up of more than one person, that Administrator may resign on thirty days' notice in writing to the Sponsor. If the Administrator is made up of more than one person,

                                      10-3

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               any of those persons may resign on thirty days' notice in writing to the Sponsor. The Sponsor may remove the Administrator or any Administrator-member by thirty days' written notice to the Administrator or to the Administrator-member in question. The Sponsor and the Administrator or a Administrator-member may agree to a shorter notice period for resignation or removal.

        (d) Successor Administrator appointment. If the Administrator resigns or is removed or otherwise ceases to serve, or if all of the persons who make up the Administrator resign or are removed or otherwise cease to serve, the Sponsor's Designee may appoint a successor Administrator. A successor Administrator appointed according to this subsection has the same qualifications as the original Administrator.

        (e)    Successor Administration-member appointment. If an
               Administrator-member resigns or is removed or otherwise ceases to serve, the Sponsor's Designee may appoint a successor member. An additional Administrator-member or successor Administrator-member has the same qualifications as the original
               Administrator-members.

        (f) Qualification. Each successor Administrator, each person who is a successor to an Administrator-member, and each additional Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Sponsor in a form satisfactory to the Sponsor's Designee; each successor without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional person is similarly vested, just as if originally named as the Administrator or as an Administrator-member in this Plan.

10.03.   Administrator Appointment, Removal, Successors During a Suspension
         Period

        (a)    Application of section. The remaining provisions of this Plan section 10.03 are effective only during a Suspension

                                      10-4

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               Period. Despite the preceding sentence, the first sentence of subsection (e) is effective at all times, subject to Plan article 8.

        (b) General. There may be one or more individuals or entities acting as the Administrator under this Plan.

        (c) Suspension of Sponsor's powers. The Sponsor may not appoint or remove the Administrator, any successor Administrator, any Administrator-member, or any successor or additional Administrator-member.

        (d) Removal. When a Trigger Event occurs, if the Administrator or an Administrator-member is the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, that Administrator or Administrator-member is removed and the Alternate Administrator that is next in line (according to the exhibit referred to in the Plan subsection entitled "Alternate Administrator appointment" (see Plan section 10.05(b))) to become the successor Administrator succeeds the departing Administrator. If the Administrator or an Administrator-member later determines that it is the Sponsor, an Employer, an ERISA Affiliate, or a Related Party, that Administrator or Administrator-member must immediately provide all other Administrator-members and the Alternate Administrator that is next in line (according to the exhibit referred to in the Plan subsection entitled "Alternate Administrator appointment" (see Plan section 10.05(b))) to become the successor Administrator with written notice of that relationship; that Administrator or Administrator-member is removed and that Alternate Administrator that is next in line to become the successor Administrator succeeds the departing Administrator. If there are no Alternate Administrators to succeed an Administrator according to this subsection, the Administrator of the Crestar Financial Corporation Permanent Executive Benefit Plan is the Alternate Administrator unless that entity is the Sponsor itself, another Employer, an ERISA Affiliate, or a Related Entity. Removal of an Administrator

                                      10-5

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               under this subsection is effective immediately if there is a successor Administrator under this subsection. If there is no successor Administrator under this subsection (because there are no Alternate Administrators), the departing Administrator (even if that entity is the Sponsor itself, another Employer, an ERISA Affiliate, or a Related Entity) must immediately apply to a court of competent jurisdiction to have a successor appointed; removal of the Administrator (even if that entity is the Sponsor itself, another Employer, an ERISA Affiliate, or a Related Entity) is not effective until a successor is so appointed and begins his service as Administrator.

        (e) Removal for interest. The remaining provisions of this subsection are not effective until the Sponsor's Designee announces that they are effective. Even if an Administrator or Administrator-member is not the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, any Fiduciary may suggest the removal of the Administrator or an Administrator-member by providing written notice as described in the next two sentences. In the case of the Administrator, the notice must be provided to the Administrator and the Sponsor; in the case of an Administrator-member, the notice must be provided to the Sponsor, the affected member, and to all other Administrator-members. The written notice must state that, in the opinion of that Fiduciary, that Administrator or Administrator-member should not continue to serve because of the existence of or the appearance of control or an interest that is inconsistent with that Administrator's or Administrator-member's ability to act for the benefit of the Participants under the Plan. If the Administrator or Administrator-member does not consent to the proposed removal, then to pursue the removal, the proposing Fiduciary must provide to one or more other Fiduciaries the written notice described in the prior sentence. If one other Fiduciary consents to the proposed removal, the removal is effective (and the Administrator's successor is determined) as if it had occurred under the preceding subsection. If at least one other Fiduciary does not consent to the proposed removal (or if there are no other Fiduciaries and the Administrator or Administrator-member that is targeted for

                                      10-6

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               removal does not consent to the removal), then the matter must be resolved by arbitration, to be held in Richmond, Virginia in accordance with the rules and procedures of the American Arbitration Association. All costs, fees, and expenses of any arbitration in accordance with this subsection that results in removal shall be borne by, and be obligation of, the removed Administrator or Administrator-member. All costs, fees, and expenses of any such arbitration that does not result in removal shall be borne by, and be the obligation of, the Sponsor. Removal of an Administrator under this subsection is effective (and the Administrator's successor is determined) as if it had occurred under the preceding subsection.

        (f) Resignation. The Administrator may resign on thirty days' notice in writing to the Alternate Administrator that is next in line (according to the exhibit referred to in the Plan subsection entitled "Alternate Administrator appointment" (see Plan section 10.05(b))) to become the successor Administrator. The Administrator and that Alternate Administrator may agree to a shorter notice period. If there is no Alternate Administrator to become the successor Administrator, then the Administrator's resignation cannot be effective until he appoints a successor Administrator and until that successor begins his service as Administrator. Alternatively, the resigning Administrator may apply to a court of competent jurisdiction to have a successor appointed; and the Administrator's resignation is not effective until a successor is so appointed and begins his service as Administrator. Any Administrator-member (but not the sole remaining member of an Administrator) may resign on thirty days' notice in writing to the remaining members of that Administrator. The Administrator-members may agree to a shorter notice period. A sole remaining member's resignation must comply with subsection
               (f) of this section.

        (g) Successor appointment. A successor Administrator may not be the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, and each successor Administrator is subject to all of this section's provisions.

                                      10-7

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


        (h) Additional and Successor Administrator-members; continuing service. The Administrator may appoint additional and successor Administrator-members. An additional or successor Administrator-member may not be the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, and each additional and successor Administrator-member is subject to all of this section's provisions. Subject to this section's provisions on removal and resignation, the Administrator and each Administrator-member continue to serve.

        (i) Qualification. Each person who is a successor to an Administrator-member and each additional Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the administrator in a form satisfactory to the Administrator; each successor Administrator may qualify after appointment by executing, acknowledging, and delivering acceptance to the predecessor Administrator in a form satisfactory to that predecessor; each successor without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional person is similarly vested, just as if originally named as the Administrator or as an Administrator-member in this Plan.

10.04. Alternate Administrator Appointment, Removal, Successors, Except During a Suspension Period

        (a)    Application of section. The remaining provisions of this Plan section 10.04 are effective during any period that is not a Suspension Period.

        (b) Alternate Administrator appointment. The Sponsor's Designee may name one or more Alternate Administrators. At any time, the identities of any Alternate Administrators must be reflected in an exhibit to this Plan. If there is more than one Alternate Administrator, the exhibit must list those Alternate Administrators in order of appointment (the earliest appointed Alternate Administrator must be listed

                                      10-8

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               first, etc.). The exhibit must be revised each time an Alternate Administrator is appointed or removed or resigns. There may be one or more individuals or entities acting as a single Alternate Administrator under this Plan, as the Sponsor's Designee determines. According to the same procedures that apply to the appointment of a successor member, additional individuals and entities may be appointed to become members of an Alternate Administrator.

        (c) Alternate Administrator resignation, removal. If an Alternate Administrator is not made up of more than one person, that Administrator may resign on sixty days' notice in writing to the Sponsor. If an Alternate Administrator is made up of more than one person, any of those persons may resign on thirty days' notice in writing to the Sponsor. The Sponsor may remove an Alternate Administrator or any Alternate Administrator-member by sixty days' written notice to the Alternate Administrator or to the Alternate Administrator-member in question. The Sponsor and an Alternate Administrator or an Alternate Administrator-member may agree to a shorter notice period for resignation or removal.

        (d) Successor Alternate Administrator-member appointment. The Sponsor may appoint additional or successor Alternate Administrator-members. An additional or successor Alternate Administrator-member has the same qualifications as original Alternate Administrator-members and is appointed in the same way.

        (e) Qualification. Each Alternate Administrator, each person who is a successor to an Alternate Administrator-member, and each additional Alternate Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Sponsor in a form satisfactory to the Sponsor; each successor member without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional person is similarly vested, just as if originally named as an Alternate Administrator-member in this Plan.

                                      10-9

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


10.05. Alternate Administrator Appointment, Removal, Successors During a Suspension Period

        (a)    Application of section. The remaining provisions of this Plan section 10.05 are effective only during a Suspension Period.

        (b) Alternate Administrator appointment. There may be one or more individuals or entities acting as Alternate Administrators under this Plan. The Administrator may appoint one or more Alternate Administrators. At any time, the identities of the Alternate Administrators must be reflected in an exhibit to this Plan. If there is more than one Alternate Administrator, the exhibit must list those Alternate Administrators in order of appointment (the earliest appointed Alternate Administrator must be listed first, etc.). When the Plan section entitled "Administrator Appointment, Removal, Successors During a Suspension Period" (see Plan section 10.03) refers to the Alternate Administrator that is next in line to become the successor Administrator, that section refers to the Alternate Administrator that is listed first on the exhibit. The Administrator must revise the exhibit each time an Alternate Administrator is appointed or resigns. An Alternate Administrator may not be the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, and each Alternate Administrator is subject to all of this section's provisions.

        (c) Suspension of Sponsor's powers. The Sponsor may not appoint or remove any Alternate Administrator, any Alternate
               Administrator-member, or any successor or additional Alternate Administrator-member.

        (d) Removal; resignation. An Alternate Administrator or an Alternate Administrator-member cannot be removed', although an Alternate Administrator that becomes a successor Administrator is subject to removal under the Plan sections entitled "Administrator Appointment, Removal, Successors, Except During a Suspension Period" and "Administrator Appointment, Removal, Successors During a

                                     10-10

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               Suspension Period" (see Plan section 10.02 and Plan section 10.03). An Alternate Administrator or any Alternate Administrator-member may resign on thirty days' notice in writing to the Administrator. The Alternate Administrator or an Alternate Administrator-member and the Administrator may agree to a shorter notice period.

        (e) Additional and successor Alternate Administrator-members; continuing service. An Alternate Administrator may appoint additional and successor Alternate Administrator-members. An additional or successor Alternate Administrator-member may not be the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, and each additional and successor Alternate Administrator-member is subject to all of this section's provisions. Subject to this section's provisions on removal and resignation, each Alternate Administrator and each Alternate Administrator-member continue to serve.

        (f) Qualification. Each Alternate Administrator, each person who is a successor to an Alternate Administrator-member, and each additional Alternate Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Administrator in a form satisfactory to the Administrator; each successor member without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional person is similarly vested, just as if originally named as an Alternate Administrator-member in this Plan.

10.06.  Operation of Administrator

        (a) Records. The Administrator must keep a record of all of its proceedings and acts and all other data related to its responsibilities under this Plan.

        (b) Multiple-person Administrator acts and decisions. A multiple-person Administrator's acts and decisions must be made by a majority vote if the number of persons who constitute the Administrator is three or more; otherwise, such

                                     10-11

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               acts and decisions must be by unanimous vote. A meeting of all members of a multiple-person Administrator need not be called or held to make decisions or take any action. Decisions may be made or action taken by written documents signed by the required number of members. If the Administrator-members are deadlocked, subject to the provisions of this article and Plan article 8, the Sponsor must make the determination, and that determination is binding on all persons. An Administrator-member is not disqualified from exercising the powers conferred in this Plan merely because he is a Participant or a Participant's Beneficiary.

        (c) Delegations by a multiple-person Administrator. The Administrator-members may delegate to one or more of their number authority to sign documents on behalf of the Administrator or to perform ministerial acts, but no member to whom that authority is delegated may perform an act involving the exercise of discretion without first obtaining the concurrence of the required number of other members, even though the one alone may sign a document required by third parties. Without any designation from the other members, one Administrator-member may execute instruments or documents on behalf of the Administrator until the other members object in writing and file that objection with the Sponsor.

10.07. Other Fiduciary, Appointment, Removal, Successors, Except During a Suspension Period

        (a)    Application of section. The remaining provisions of this Plan section 10.07 are effective during any period that is not a Suspension Period.

        (b) Other Fiduciaries generally. This Plan section's references to a Fiduciary are superseded by other Plan provisions referring to a specific Fiduciary such as the Administrator and the Alternate Administrators. Each provision in this Plan section is effective as to the appointment, removal, or resignation of a Fiduciary only to the extent that the

                                     10-12

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               appointment, removal, or resignation of that Fiduciary is not governed by another Plan provision. Each provision in this section is effective as to any other matter covered in this Plan section only to the extent that the other matter is not governed by another Plan provision.

        (c) Appointment. Except as provided for Fiduciary subdelegations in the Plan subsection entitled "Fiduciaries" (see Plan section 10.18(c)), the Sponsor and only the Sponsor may name additional Fiduciaries and define their responsibilities. There may be one or more individuals or entities acting as a single Fiduciary under this Plan, as the Sponsor determines. According to the same procedures that apply to the appointment of a successor member, additional individuals and entities may be appointed to become members of a multiple-person Fiduciary appointed according to this section.

        (d) Resignation, removal. If a Fiduciary is not a multiple-person Fiduciary, that Fiduciary may resign on thirty days' notice in writing to the Sponsor. If a Fiduciary is a multiple-person Fiduciary, any Fiduciary-member may resign on thirty days' notice in writing to the Sponsor. The Sponsor way remove a Fiduciary or a person who is one of the persons that make up a Fiduciary by thirty days' written notice to the Fiduciary or to the person in question. The Sponsor and a Fiduciary or a Fiduciary-member may agree to a shorter notice period for resignation or removal.

        (e) Successor appointment. If a Fiduciary resigns or is removed or otherwise ceases to serve, the Sponsor may appoint a successor. If a Fiduciary-member resigns or is removed or otherwise ceases to serve, the Sponsor may appoint a successor.

        (f) Qualification. Each successor Fiduciary and each successor Fiduciary-member or additional Fiduciary-member appointed according to this section may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Sponsor in a form satisfactory to the Sponsor; each successor

                                     10-13

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               Fiduciary-member without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional Fiduciary-member is similarly vested, just as if originally named as a Fiduciary or a Fiduciary-member in this Plan.

        (g) Related parties. Except as otherwise specifically provided, the Sponsor, any Affiliate of the Sponsor, any Employee, any Participant, any Participant's Beneficiary, and any committee of the Sponsor or of any Affiliate may be appointed as a Fiduciary or as a member of a Fiduciary under this Plan.

10.08.   Other Fiduciary Appointment, Removal, Successors During a Suspension
         Period

        (a)    Application of section. The remaining provisions of this Plan section 10.08 are effective only during a Suspension Period. Despite the preceding sentence, the first sentence of subsection
               (f) is effective at all times, subject to Plan article 8.

        (b) Other Fiduciaries generally. This Plan section's references to a Fiduciary are superseded by other Plan provisions that are effective during a Suspension Period and that refer to a specific Fiduciary such as the Administrator and the Alternate Administrators. Each provision in this Plan section is effective as to the appointment, removal, or resignation of a Fiduciary only to the extent that the appointment, removal, or resignation of that Fiduciary is not governed by another Plan provision that is effective during a Suspension Period. Each provision in this Plan section is effective as to any other matter covered in this Plan section only to the extent that the other matter is not governed by another Plan provision that is effective during a Suspension Period.

        (c) General. There may be one or more individuals or entities acting as a single Fiduciary under this Plan.

        (d) Suspension of Sponsor's powers. The Sponsor, an Employer, an ERISA Affiliate, or a Related Entity may not appoint or

                                     10-14

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               remove a Fiduciary, any Fiduciary-member, any additional Fiduciary-member, or any successor Fiduciary or Fiduciary-member.

        (e) Removal by Administrator. The Administrator may remove a Fiduciary or a person who is one of the persons that make up a Fiduciary by thirty days' written notice to the Fiduciary or to the person in question.

        (f) Removal by other Fiduciary. The remaining provisions of this subsection are not effective until the Sponsor's Designee announces that they are effective. Any Fiduciary may suggest the removal of another Fiduciary or a member of another Fiduciary by providing written notice as described in the next two sentences. In the case of a Fiduciary, the notice must be provided to that Fiduciary and the Administrator; in the case of a Fiduciary-member, the notice must be provided to the affected Fiduciary-member, to all other members of that Fiduciary, and to the Administrator. The written notice must state that, in the opinion of the proposing Fiduciary, that other Fiduciary or Fiduciary-member should not continue to serve because of the existence of or the appearance of control or an interest that is inconsistent with that Fiduciary's or Fiduciary-member's ability to act for the benefit of the Participants under the Plan. If the Fiduciary or Fiduciary-member targeted for removal does not consent to the proposed removal, then to pursue the removal the proposing Fiduciary must provide the written notice described in the prior sentence to one or more other Fiduciaries. The removal is effective only if at least one other Fiduciary consents to the proposed removal.

        (g) Resignation. If a Fiduciary is not a multiple-person Fiduciary, that Fiduciary may resign on thirty days' notice in writing to the Administrator. If a Fiduciary is a multiple-person Fiduciary, any Fiduciary-member may resign on thirty days' notice in writing to the Administrator. A Fiduciary or a Fiduciary-member and the Administrator may agree to a shorter notice period for resignation.

                                     10-15

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990

        (h) Successor appointment. If a Fiduciary resigns or is removed or otherwise ceases to serve, the Administrator may appoint a successor Fiduciary. If a Fiduciary-member resigns or is removed or otherwise ceases to serve, that Fiduciary may appoint a successor Fiduciary-member. A successor Fiduciary or Fiduciary-member may not be the Sponsor, an Employer, an ERISA Affiliate, a Related Entity, or an Employee, and each successor Fiduciary and Fiduciary-member is subject to all of this section's provisions.

        (i) Additional Fiduciaries, continuing service. The Administrator may appoint additional Fiduciaries and may appoint additional individuals or entities as members of a multiple person Fiduciary. An additional Fiduciary or Fiduciary-member may not be the Sponsor, an Employer, an ERISA Affiliate, a Related Entity, or an Employee, and each additional Fiduciary and Fiduciary-member is subject to all of this section's provisions. Subject to this section's provisions on removal and resignation, each Fiduciary and each Fiduciary-member continue to serve.

        (j) Qualification. Each successor or additional Fiduciary or Fiduciary-member appointed may qualify by executing, acknowledging, and delivering acceptance to the Administrator in a form satisfactory to the Administrator; each successor without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor Fiduciary or Fiduciary-member, and each additional Fiduciary or Fiduciary-member is similarly vested, just as if originally named as a Fiduciary or a Fiduciary-member in this Plan.

10.09.   Operation of Multiple-Person Fiduciaries

        (a) Other Fiduciaries generally. This Plan section's references to a Fiduciary are superseded by other Plan provisions referring to a specific Fiduciary such as the Administrator or the Alternate Administrators.

                                     10-16

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


        (b) Suspension Period. During a Suspension Period, the Sponsor's powers under this section are suspended and the Administrator acts in the Sponsor's place.

        (c) Rules and guidelines. A multiple-person Fiduciary may adopt or amend rules and guidelines that its members deem desirable to govern its operations according to this Plan. A Fiduciary's rules adopted or amended according to this subsection must be communicated to the Administrator and to the Sponsor and may not cause that Fiduciary to act in any way that is prohibited by this Plan or cause that Fiduciary to fail to act in any way that is required by this Plan.

        (d) Records. Each multiple-person Fiduciary must keep a record of all of its proceedings and acts and all other data related to its responsibilities under this Plan. Each Fiduciary must notify the Administrator of any of its actions other than routine actions and must notify any other person when notice to that other person is required by law.

        (e) Multiple-person Fiduciary's acts and decisions. A multiple-person Fiduciary's acts and decisions must be made by a majority vote if the number of persons who constitute that Fiduciary is three or more; otherwise, such acts and decisions must be by unanimous vote. A meeting of all members of a multiple-person Fiduciary need not be called or held to make decisions or take any action. Decisions may be made or action taken by written documents signed by the required number of members. If the Fiduciary-members are deadlocked, subject to the provisions of subsection (b), the Sponsor must make the determination and that determination is binding on all persons. A Fiduciary-member is not disqualified from exercising the powers conferred in this Plan merely because he is a Participant or a Participant's Beneficiary.

        (f) Multiple-person Fiduciary's delegation of authority. Fiduciary-members may delegate to one or more of their number authority to sign documents on behalf of that

                                     10-17

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               Fiduciary or to perform ministerial acts, but no Fiduciary-member to whom that authority is delegated may perform an act involving the exercise of discretion without first obtaining the concurrence of the required number of other members, even though the one alone may sign a document required by third parties. Without designation from the other persons who constitute that Fiduciary, one Fiduciary-member may execute instruments or documents on behalf of all members until the other members object in writing and file that objection with the Sponsor.

        (g) Ministerial duties. A multiple-person Fiduciary may adopt by-laws and similar rules consistent with the Plan and its purposes. A multiple-person Fiduciary may choose a chairman from its members and may appoint a secretary to keep such records of that multiple-person Fiduciary's acts as may be necessary. The secretary need not be a member of that multiple-person Fiduciary. The secretary may perform purely ministerial acts delegated by that multiple-person Fiduciary.

10.10.   Administrator's, Plan Committees' Powers and Duties

        (a) Plan decisions. The Administrator and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee must administer the Plan by its terms and has all powers necessary to do so. The Administrator must designate one of its members or someone else as agent for service of legal process. The Administrator must interpret the Plan. The duties of the Administrator include, but are not limited to:

                      (1) determining the answers to all questions relating to the Employees' eligibility to become Ptarticipants;

                      (2) communicating with and directing the Sponsor on the time, amount, method, and form of benefits to pay to Participants and Beneficiaries;

                                     10-18

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


                      (3) authorizing and directing all disbursements or benefit payments; and

                      (4) directing the Sponsor, according to the terms of this Plan, to disburse funds in payment of obligations to accomplish the purposes of this Plan.

        (b) Conclusive determination. Subject to the appeals procedures in the Plan section entitled "Review of Claims" (see Plan section 6.03), a determination by the Administrator and, as to responsibilities assigned according to this Plan to a Plan Committee, a determination by that Plan Committee made in good faith is conclusive and binding on all persons. No decision of the Administrator or of a Plan Committee, however, may take away any rights specifically given to a Participant by this Plan.

        (c) Participation. If the Administrator or a member of a Plan Committee is also a Participant, he must abstain from any action that directly affects him as a Participant in a manner different from other similarly situated Participants. Except as provided in Plan article 8, the Plan does not prevent either an Administrator or a member of a' Plan Committee who is also a Participant or a Beneficiary from receiving any benefit to which he may be entitled, if the benefit is computed and paid on a basis that is consistently applied to all other Participants and Beneficiaries.

        (d) Agents and advisors. The Administrator and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee may employ and compensate (and must be reimbursed according to the Plan section entitled "Payment of Expenses" (see Plan section 10.13)) such accountants, counsel, specialists, and other advisory and clerical persons (to the extent that clerical and office help are not supplied by an Employer) as it deems necessary or desirable in connection with the Plan's administration. The Administrator may designate any person as its agent for any purpose. The Administrator and, as to responsibilities assigned according to this Plan to a Plan Committee, that

                                     10-19

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               Plan Committee is entitled to rely conclusively on any opinions or reports furnished to it by its accountant or counsel. Except to the extent prohibited by law, the Administrator and each Plan Committee is fully protected by the Employers, Employees, and the Participants whenever it takes action based in good faith on advice from its advisors.

10.11.  Discretion of Administrator, Plan Committees

        The Administrator's discretionary power and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee's discretionary power to perform or consent to any act is exclusive except for acts of willful misconduct or knowing violations of law.

10.12.  Records and Reports

        (a) Reports. The Employers must supply information to the Administrator sufficient to enable the Administrator to fulfill its duties.

        (b) Records. The Administrator must keep books of account, records, and other data necessary for proper administration of the Plan, showing the interests of the Participants under the Plan. The Administrator may appoint any person as agent to keep records, if that person accepts the duties.

10.13.  Payment of Expenses

        Unless otherwise determined by the Sponsor or by a person vested with the necessary Sponsor power according to Plan article 8, the Administrator serves and all members of any Plan Committee serve without compensation. All expenses of the Administrator and each Plan Committee must be paid by the Employers. Expenses of the Administrator and each Plan Committee include any expenses incident to the functioning of the Administrator or that Plan Committee, fees of accountants, counsel, and other similar specialists, and other costs of administering the Plan. If the Employers are not responsible for the expenses of the

                                     10-20

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


        Administrator or of a specific Plan Committee, the Administrator or that Plan Committee must direct the Trustees or co-Trustees to distribute payment or reimbursement of reasonable expenses from the Trust Fund.

10.14.  Notification to Interested Parties

        The Administrator must take all reasonable steps to notify all Interested Parties of the existence and provisions of this Plan. When the Plan is amended in any way affecting Participant benefits (which does not include amendments relating to administrative matters or clerical errors), the Administrator must notify all affected Interested Parties of the amendments and inform them of the substance of the amendments.

10.15.  Notification of Eligibility

        Within a reasonable period before it is necessary to determine eligibility, each Employer must give the Administrator a list of its Employees, showing all information necessary to determine current eligibility.

10.16.  Notices

        At all appropriate times, the Administrator must notify each Employer and all other appropriate parties that certain actions must be taken or that payments are due.

10.17.  Annual Statement

        As and when required by law, the Administrator must give each Participant a statement showing the status of the Participant's Benefit Entitlement as of the close of the preceding Plan Year.

10.18.  Limitation of Administrator's and Plan Committees' Liability

        (a) Separate liability. If permissible by law, the Administrator and each member of each Plan Committee serves without bond. If the law requires bond, the Administrator must secure the minimum required (or any greater amount set by

                                     10-21

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               the Sponsor) and obtain necessary payments according to the Plan section entitled "Payment of Expenses" (see Plan section 10.13). Except as otherwise provided in the Plan, the Administrator and any member of any Plan Committee is not liable for another Administrator's or member's act or omission or for another Fiduciary's act or omission. To the extent allowed by law and except as otherwise provided in the Plan, the Administrator and any member of any Plan Committee is not liable for any action or omission that is not the result of the Administrator's or member's own negligence or bad faith.

        (b) Indemnification. As permitted by law, and as limited by any written agreement between the Sponsor and the Administrator or between the Sponsor and the Plan Committee or member in question, the Employers must indemnify and save the Administrator and each member of each Plan Committee harmless against expenses, claims, and liability arising out of being the Administrator or a member of that Plan Committee, except expenses, claims, and liability arising out of the individual's own negligence or bad faith. The Sponsor may obtain insurance against acts or omissions of the Administrator and the members of each Plan Committee. If the Sponsor fails to obtain insurance to indemnify, the Administrator or a member of any Plan Committee may obtain insurance and must be reimbursed according to the Plan section entitled "Payment of Expenses" (see Plan section 10.13) and as permitted by law. Except during periods in which its power is suspended or terminated according to Plan article 8, at its own expense, the Sponsor may employ its own counsel to defend or maintain, either in its own name or in the name of the Administrator, any Plan Committee, or any of its members, any suit or litigation arising under this Plan concerning the Administrator, that Plan Committee, or any of its members.

        (c) Fiduciaries. The Administrator may name and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee may name any other person as a Fiduciary in the process of delegating any responsibility

                                     10-22

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                             As Amended And Restated
                           Effective December 26, 1990


               and power of the Administrator or that Plan Committee , and by naming that person, the Administrator or that Plan Committee limits its own duties and responsibilities to the extent specified in that delegation.

10.19.  Errors and Omissions

        Individuals and entities charged with the administration of the Plan must see that it is administered in accordance with its terms as long as it is not in conflict with ERISA. If an innocent error or omission is discovered in the Plan's operation or administration, and if the Administrator determines that it would cost more to correct the error than is warranted, and if the Administrator determines that the error did not cause a penalty or excise-tax problem, then the Administrator may authorize any equitable adjustment it deems necessary or desirable to correct the error or omission, including but not limited to the authorization of additional Employer contributions or Benefit Entitlement payments designed, in a manner consistent with the goodwill intended to be engendered by the Plan, to put Participants in the same relative position they would have enjoyed if there had been no error or omission, of any contribution or benefit payment made pursuant to this section is an additional discretionary contribution.

10.20.  Communication of Directions from Participants

        All Participant rights contained in the Plan to direct any action may be exercised only by directions communicated to the Administrator. The Administrator must communicate those directions to any appropriate persons. All Participant directions communicated by the Administrator are deemed by the recipient to be true and accurate, and each recipient of directions is entitled to rely conclusively upon the directions.


                                     10-23

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990

                                   ARTICLE 11

                                   DEFINITIONS
                                   -----------

11.01. Account means an individual's interest under this Plan or an Associated Plan that is a Defined Contribution Plan, determined in each case according to the appropriate plan's provisions. For this Plan, Account means an individual's interest under this Plan according to this Plan's provisions. A Participant's Account in this Plan is part of his Benefit Entitlement under this Plan.

        A Participant may have several identified accounts in this Plan. When Account is used without modification, it means the sum of all of the Participant's identified funded accounts.

        See also Employee Contribution Account, Employer Contribution Account, Named Account, Pre-tax Savings Account, and Supplemental Account.

        Accounts are explained further in the Plan section entitled "Accounts" (see Plan section 4.02), and allocations to Accounts are generally covered in Plan article 4.

11.02.  Accrued Benefit

        (a) Accrued Benefit is defined in ERISA section 3(23) and refers to the accumulated entitlement attributable to an individual's participation in a Pension Plan that is a Qualified Plan or a Nonqualified Pension Plan, without regard to whether that interest is Forfeitable or Nonforfeitable.

        (b) For an Employer-maintained Qualified Plan or Nonqualified Pension Plan that has only individual accounts and no other benefit (including this Plan), Accrued Benefit means an individual's funded Account balance according to that plan.

        (c) For an Employer-maintained Defined Contribution Plan, including this Plan, Accrued Benefit means an individual's funded Account balance.

                                      11-1

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        (d) Accrued Benefit, for any Employer-maintained Defined Benefit Plan, means an individual's right to a benefit that is determined under that plan and, except as provided in ERISA section 204(c)(3), that is expressed as an annual benefit beginning at normal retirement age.

11.03. Acquiring Person means any Person who satisfies the requirements of either subsection (a) or (b) of this section.

        (a) A Person, considered alone or together with all Control Affiliates and Associates of that Person, becomes directly or indirectly the beneficial owner of Securities representing at least thirty percent of the Sponsor's then outstanding Securities entitled to vote generally in the election of the Board.

        (b) A Person enters into an agreement that would result in that Person satisfying the conditions in subsection (a) or that would result in an Employer's failure to be an Affiliate.

11.04. Active Participant means a Participant who is a Covered Employee. An Active Participant is not automatically entitled to allocations from all contributions.

11.05. Administrator means a single person (an individual or an entity) or a Plan Committee that is a Named Fiduciary appointed according to Plan article 10 to be the Plan's person described in ERISA section 3(16).

11.06. Administrator's Rules means any interpretations or operating guidelines, regulations, or rules established by or for the Administrator for operating the Plan, as authorized by the Plan's provisions.

11.07.  Affiliate means, as to an Employer,

        (a)    a member of a controlled group of corporations as defined in Code section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(C), of which that Employer is a member according to Code section 414(b);

                                      11-2

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        (b) a trade or business (whether or not incorporated) that is under common control with that Employer as determined according to Code section 414(c); or

        (c) a member of an affiliated service group of which that Employer is a member according to Code section 414(m).

        See also: Control Affiliate and ERISA Affiliate, which is defined according to ERISA section 407(d)(7).

11.08. Affiliate-maintained means, as to an Affiliate, the same thing that Employer-maintained means as to an Employer.

11.09. Age means how old a person was on his immediate past (most recent) birthday.

11.10. Allocation Period refers to the time after a Plan contribution occurs and before a distribution of Plan benefits occurs. Except during a Suspension Period, each Allocation Period may be but moments, long enough to create Account balances and reduce Plan Liability Accounts.

11.11. Alternate Administrator means a single person (an individual or an entity) or a Plan Committee that is appointed according to Plan article 10 to succeed an Administrator according to Plan article 10.

11.12. Annual Addition means any allocation to a fully Nonforfeitable Account or any allocation that immediately becomes Nonforfeitable, but only to the extent that any such allocation results in current taxable income to the Participant whose Account is receiving the allocation. No Annual Addition is permissible or is credited to an individuals Accrued Benefit for any Plan Year if, when added to his other permissible Annual Additions, the total would exceed his Maximum Annual Addition allowance for the Plan Year. Any amount that cannot be credited to an individuals Accrued Benefit according to the Plan subsections entitled "General limits" and "Maximum Annual Addition limitations" (see Plan sections 4.01(b) and (e)) is not an Annual Addition for the Plan Year.

                                      11-3

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


11.13.  Assignment or Alienation include arrangements described in subsections
        (a) and (b) and specifically exclude arrangements described in subsections (c) through (g).

        (a) An arrangement providing for the payment to an Employer of Plan benefits that otherwise would be due the Participant under this Plan is an Assignment or Alienation.

        (b) A direct or indirect arrangement (whether revocable or irrevocable) in which someone acquires from a Participant or Beneficiary a right or interest enforceable against the Plan in or to all or any part of a Plan benefit payment that is or may become payable to the Participant or Beneficiary is an Assignment or Alienation.

        (c) An arrangement for withholding federal, state, or local tax from Plan benefit payments is not an Assignment or Alienation.

        (d) An arrangement for the recovery by the Plan of benefit overpayments previously made to a Participant or Beneficiary is not an Assignment or Alienation.

        (e) An arrangement for the transfer of benefit rights from the Plan to another Pension Plan is not an Assignment or Alienation.

        (f) An arrangement for the direct deposit of benefit payments to an account in a bank, savings and loan association, or credit union is not an Assignment or Alienation, but only if that arrangement is not part of one that would otherwise constitute an Assignment or Alienation (for example, an allowable arrangement could provide for the direct deposit of a Participant's benefit payments to a bank account held by the Participant and the Participant's spouse as joint tenants).

        (g) An arrangement by which a Participant or Beneficiary directs the Plan to pay all or part of a Plan benefit payment to a third party, including an Employer, is not an Assignment or Alienation if

                                      11-4

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


                      (1) the arrangement is revocable at any time by the Participant or Beneficiary; and

                      (2) the third party files a written acknowledgement of the arrangement with the Administrator. To be satisfactory, a written acknowledgement must state that the third party has no enforceable right in or to any Plan benefit payment or part of a Plan benefit payment (except to the extent of payments already received according to the terms of the arrangement). A blanket written acknowledgement for all Participants and Beneficiaries who are covered under the arrangement with the third party is sufficient. The written acknowledgement must be filed with the Administrator no later than ninety days after the arrangement is entered into.

11.14. Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

               The term Associate used to indicate a relationship with any person, means (1) any corporation or organization of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities, (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and
               (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of such person or any of its parents or subsidiaries.

        For purposes of this Plan, Associate does not include the Sponsor or a Majority-owned Subsidiary of the Sponsor.

                                      11-5

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


11.15 Associated Plan means any Nonqualified Pension Plan maintained by the Sponsor or any other Employer.

11.16. Basic Contribution means the required Employer contribution described in the Plan section entitled "Basic Contribution" (see Plan section 3.07).

11.17. Beneficiary or Beneficiaries is defined in ERISA section 3(8). That source indicates that Beneficiary or Beneficiaries mean one or more individuals or other entities so designated by a Participant according to the Plan section entitled "Designation of Beneficiary" (see Plan section 7.02) or, if there is no effective designation, then as enumerated in the Plan subsection entitled "Beneficiaries" (see Plan section 7.02(b)).

11.18. Benefit Entitlement means this Plan's promised benefits, including Accrued Benefits in the form of defined-benefit promises, Account balances, and Plan Liability Accounts.

11.19. Board or Board of Directors, without modification, means the Sponsor's board of directors or governing body and, with modification, means the board of directors or governing body of the entity referred to.

11.20. Closing Date means the date associated with an Entry Date or a similar specially declared date (see Plan section 3.05(e)) for purposes of determining whether a Compensation-adjustment Election has been submitted in time according to the Plan.

11.21. Code means the Internal Revenue Code of 1986, including its predecessor versions and its subsequent versions, as currently amended for the applicable time.

11.22. Compensation means an Employee's total pay (base salary, overtime, vacation pay, holiday pay, severance pay, incentive-pay, bonuses, commissions, supervisors' supplements, and other similar pay) from the Employers for a Plan Year or other measuring period in return for the Employee's services.

        (a) Except as described below, Compensation does not include Employer contributions to any private or public retirement

                                      11-6

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


               annuity or pension plan or Employer contributions to a Qualified Plan other than contributions caused by an Employee's elective deferrals (as defined in Code section 402(g)(3)(A)) under a Qualified Plan containing a cash or deferred arrangement.

        (b) Compensation does not include Employer contributions or Benefit Entitlement payments according to this Plan.

        (c) Compensation does not include service awards, expense allowances, moving expenses, retainers, fees under contract, mortgage interest differential payments, or any similar remuneration not related to pay as an Employee.

        (d) Compensation does not include fringe benefits that are non-taxable to the Employee.

        (e) Compensation does not include payments to or on behalf of an Employee after his employment has terminated.

        At the Sponsor's election, Compensation may also include any amount that is deferred to be contributed by an Employer to a Pension Plan pursuant to an Elective Deferral and any amount that is not includible in the gross income of an Employee under Code section 125 (cafeteria plans), Code section 402(a)(8) (a cash or deferred arrangement), Code section 402(h) (simplified employee pensions), or Code section 403(b) (certain annuity contracts).

11.23. Compensation-adjustment Election means a Participant's election to defer some of his Earnings and cause a Plan contribution according to this Plan's section entitled "Compensation-adjustment Elections" (see Plan section 3.05).

                                      11-7

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


11.24. Continuing Directors means those members of the Board who satisfy the requirements of either subsection (a), subsection (b), or subsection (c) of this section.

        (a) The individual was a Board member before an event defined as a First-tier Trigger Event or before an event defined as a Second-tier Trigger Event that was not preceded (in the same Suspension Period) by a First-tier Trigger Event.

        (b) The individual was a Board member at the end of a Suspension Period that started with a First-tier Trigger Event or that started with a Second-tier Trigger Event that was not preceded (in the same Suspension Period) by a First-tier Trigger Event.

        (c) The individual was nominated for election or elected by a two-thirds majority vote of Board members who satisfy the requirements of subsection (a) or (b) of this section.

        A Board member may not satisfy the requirements of this section if that member was nominated for election or elected by Board members who are elected by or recommended for election by an Acquiring Person.

11.25. Control, Controlling, and all variants (including under common Control with) are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

               The term Control (including the terms controlling, controlled by, and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

11.26. Control Affiliate, with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under

                                      11-8

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

               An affiliate of, or a person affiliated with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

11.27.  Covered Employee means an Employer's Employee

                      (1) who is a member of a select group of management or highly compensated employees (as that phrase is used for purposes of defining Top Hat Plan),

                      (2) who has not been designated (by name or by description) by the Sponsor's Designee as an Employee who is not a Covered Employee, and

                      (3) who has not Separated from Service since becoming a Covered Employee.

11.28. Defined Benefit Plan or DBP means any plan so defined in ERISA section 3(35).

11.29. Defined Benefit Schedule means the schedule required by the Plan section entitled "Defined-benefit Benefit Entitlements" (see Plan section 4.03) to reflect Participants' Benefit Entitlements that are not Accounts or Plan Liability Accounts.

11.30.  Defined Contribution Plan or DCP means any plan so defined in ERISA section 3(34).

11.31. Disability means a condition rendering a Participant unable to engage in any substantial gainful activity for which he is reasonably suited by education or experience by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long continued and indefinite duration. For purposes of this Plan, a Disability may include a disability within the meaning of Code section 105(c) or (d), Code

                                      11-9

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        section 22(e)(3), or under any other definition of disability announced by the Sponsor's Designee.

11.32. Earnings, for any individual for any relevant period, means the largest amount that the individual may consider as taxable income from the Employers in return for his services. An Employee's Earnings at least equal that Employee's Compensation.

11.33. Effective Date is January 1, 1989. The Effective Date refers to the Plan's date of origin, although the date on which this document's provisions are effective is December 26, 1990.

11.34.  EIAP means Eligible Individual Account Plan.

11.35. Elective Deferral means a Participant's action according to this Plan to cause himself to have a benefit under this Plan in lieu of current taxable compensation-type payments from an Employer. A Benefit Entitlement under this Plan can be based on an Elective Deferral (see Plan section 3.05) through a Compensation-adjustment Election.

11.36. Elective Deferral Benefit Entitlement means the portion of a Participant's Benefit Entitlement that is delayed Earnings attributable to a Participant's Elective Deferrals according to a Compensation-adjustment Election; a Participant's Pre-tax Savings Account (and the coordinate portion of his Plan Liability Account) excluding matching contribution promises.

11.37. Elective Deferral Earnings Factor means an earnings rate most recently announced by the Sponsor (during a Suspension Period, by the Fiduciary authorized according to Plan section 8.09(g) to exercise the Sponsor's powers) to be applied to this Plan's calculations of a Participant's Pre-tax Savings Account portion of his Plan Liability Account to reflect earnings that could have been applied to that Pre-tax Savings Account had this Plan been a Qualified Plan.

11.38. Eligible Employee means a Covered Employee who has satisfied the conditions of eligibility and may therefore accrue benefits (even in the form of Plan Liability Accounts that might be satisfied later by contributions) according to one of this Plan's lettered exhibits

                                     11-10

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        describing a category of Plan benefits. An Employee's status as an Eligible Employee applies separately to each benefit category described in one of this Plan's lettered exhibits. Even when an Employee becomes a Participant for purposes of one such category of benefits, he is not automatically an Eligible Employee as to all such benefit categories and must satisfy each exhibit's requirements separately.

11.39. Eligible Individual Account Plan or EIAP is defined in ERISA section 407(d)(3)(A).

11.40. Employee is an individual who renders personal services to or through an Employer or an Affiliate and who is subject to the control of an Employer or an Affiliate. An individual who is in an employer-employee relationship with an Employer or an Affiliate as determined for Federal Insurance Contribution Act purposes and Federal Employment Tax purposes, including Code section 3401(c), automatically satisfies the preceding sentence's requirements for determinations of whether that individual renders personal services and is subject to the control of an Employer or an Affiliate.

11.41. Employee Contribution means an Employer's contribution or Benefit Entitlement payment received by a Participant according to that Participant's Elective Deferrals in lieu of earlier amounts that would have been Earnings.

11.42. Employee Contribution Account, as to any Participant, means the value attributable to Participant Contributions or Employee Contributions for that Participant (see Pre-tax Savings Account).

11.43. Employer means the Sponsor and the other entities identified in the Plan section entitled "Plan Sponsor and Other Employers" (see Plan section 1.07); any successor by merger, purchase, or otherwise that maintains the Plan; or any predecessor that has maintained the Plan. Service to an unincorporated business or practice to which an Employer has become successor will be considered to be Service for that Employer.

11.44. Employer Contribution Account means a Participant's Supplemental Account, his Named Accounts, and the portions of his Pre-tax

                                     11-11

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        Savings Account (such as Matching Contributions) attributable to Employer contributions. Employer Contribution Account includes the value of the Employer contributions exclusive of Employee Contributions or Participant Contributions.

11.45. Employer Contribution Benefit Entitlement means the portion of a Participant's Benefit Entitlement that is not a Participant's Elective Deferrals or "investment growth" attributable to Elective Deferrals.

11.46. Employer-maintained refers to each Pension Plan or other employee-benefit plan directly or indirectly established according to law or continued by an Employer. It includes all relevant Defined Benefit Plans and Defined Contribution Plans, whether or not terminated.

11.47. Employer Real Property is defined in ERISA section 407(d)(2) and means real property (and related personal property) that is leased to an Employer or an ERISA Affiliate.

11.48. Entry Date generally means the date that an Eligible Employee begins participation under the Plan. A Participant's Entry Date is the date set for that individual according to Plan article 2 by the Sponsor's Designee.

11.49. ERISA means the Employee Retirement Income Security Act of 1974, excluding its title II, as currently amended for the applicable time.

11.50.  ERISA Affiliate means an affiliate as defined in ERISA section
        407(d)(7).

11.51. Fiduciary is defined in ERISA section 3(21) and means a person (defined in ERISA section 3(9) to include an individual, partnership, joint venture, corporation, mutual company, joint-stock company, trust, estate, unincorporated organization, association, or employee organization) described in any of this section's subsections, but only to the extent that the subsection is true as to that person.

                                     11-12

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        (a) The person exercises any discretionary authority or discretionary control respecting management of this Plan.

        (b) The person renders investment advice for a fee or other compensation, direct or indirect, for any moneys or other property of this Plan, or has any authority or responsibility to do so.

        (c) The person has discretionary authority or discretionary responsibility in the administration of this Plan.

        (d) The person accepts the designation from any Named Fiduciary authorized to designate persons other than Named Fiduciaries to carry out fiduciary responsibilities according to this Plan.

11.52.  Financial Trigger Event

        (a) Financial Trigger Event means an event described in this Plan's exhibit entitled "Financial Trigger Events"; that exhibit may be amended by the Sponsor without amending this Plan, except during a Suspension Period, by delivery of an amended exhibit to the Administrator. Until the exhibit entitled "Financial Trigger Events" exists, subsection (b) of this Plan's section is deemed to be that exhibit.

        (b) A Financial Trigger Event occurs if any of the circumstances described in any paragraph of this subsection occurs.

               (1) The Sponsor fails to make any single payment or series of payments due on its respective indebtedness for money borrowed from entities in the United States in the amount of Twenty Million Dollars ($20,000,000.00) or more and for a term in excess of one year (not including nonrecourse indebtedness); and because of such failure that indebtedness or any portion of that indebtedness becomes due before its regular due date or before its regularly scheduled dates of payments.

                                     11-13

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


                (2) The Sponsor's risk-based capital ratio (defined according to the last sentence of this paragraph) for Tier I capital (defined according to the last sentence of this paragraph) as reported in any regularly published consolidated financial statement of the Sponsor is less than the minimum supervisory standard set by the Federal Reserve Board. For purposes of this paragraph, risk-based capital ratio and Tier I capital are defined in the Capital Adequacy Guidelines issued by the Federal Reserve Board and the Comptroller of the Currency and promulgated in Appendix A (Capital Adequacy Guidelines for State Member Banks: Risk-based Measure) to Part 208 (Membership of State Banking Institutions in the Federal Reserve System) of Title 12 of the Code of Federal Regulations
                      (1990), as currently amended for the applicable time.

11.53.  First-Tier Trigger Event

        (a) First-tier Trigger Event means an event described in this Plan's exhibit entitled "First-tier Trigger Events"; that exhibit may be amended by the Sponsor without amending this Plan, except during a Suspension Period. Until the exhibit entitled "First-tier Trigger Events" exists, subsection (b) of this Plan section is deemed to be that exhibit.

        (b) A First-Tier Trigger Event occurs if the Sponsor's Board meets (whether at a regularly scheduled meeting or a special meeting) to consider a proposal for a transaction that, if consummated, would constitute a Second-tier Trigger Event.

11.54. Forfeiture, Forfeit, and all variants refer to part of a Participant's Benefit Entitlement under this Plan or any other Pension Plan to which he is not yet entitled by operation of that Pension Plan (the portion that is not Nonforfeitable is Forfeitable).

11.55. Hour of Service means each hour for which an Employee is paid or is entitled to payment for the performance of duties for an Employer or an ERISA Affiliate, as provided in Labor Regulation section 2530.200b-2.

                                     11-14

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


11.56. Interested Person or Interested Party means each Employer, the Administrator, each Participant, and each Beneficiary of a deceased Participant.

11.57. Internal Reserve means a bookkeeping record and does not refer to assets. This Plan is unfunded and has no assets except for those moments between the time that a contribution is made and the time that a Participant or Beneficiary receives a distribution in satisfaction of Plan Benefit Entitlements (the Allocation Period).

11.58. Introduction means the part of this document with that heading immediately preceding Plan article 1. The Introduction is a substantive part of the Plan.

11.59. Involuntary Cash-out means a distribution without the Participant's consent of a Participant's entire Nonforfeitable Benefit Entitlement balance after the Participant has Separated from Service with the Employers and terminated participation in the Plan.

11.60. Leave of Absence means an individual's non-working period (but without Separation from Service) granted by an Employer for reasons relating to

        (a) accident, sickness, or disability for which no benefits are being paid under this Plan;

        (b)    job-connected education or training; or

        (c) government service, including jury duty, whether elective or by appointment.

        In authorizing Leaves of Absence for sickness, disability, maternity, education, or other purposes, this Plan does not require an Employer to adopt a policy or uniformly apply any policy to all individuals; an Employer may treat individuals under similar circumstances in a different manner.

        Any individual who leaves the employment of an Employer to enter the service of the United States of America during a period of national emergency or at any time through the operation of a

                                     11-15

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990

        compulsory military service law is deemed to be on Leave of Absence during the period of service and during any period after discharge from service in which re-employment rights are guaranteed by law.

11.61. Limited Addition means an allocation attributable to an Employer contribution that would have been made under an Employer-maintained Qualified Plan but for:

                      (1)  the limitations under Code section 401(a)(17);

                      (2) Code section 402(g)(1) limitations on a Participant's elective deferrals under Qualified Plans; or

                      (3) reductions in a Participant's Earnings attributable to Elective Deferrals under this Plan or similar elective deferrals under Associated Plans.

11.62. Limited Additional Earnings Factor means the hypothetical earnings rate most recently announced by the Sponsor's Designee on behalf of the Sponsor (during a Suspension Period, by the Fiduciary authorized according to Plan section 8.09(g) to exercise the Sponsor's powers) to be applied to this Plan's calculations of Limited Additions in order to reflect earnings that could have applied to Limited Additions had they occurred in an Employer-maintained Qualified Plan.

11.63. Limited Benefit means a Defined Benefit Plan's Accrued Benefit other than an allocation to an individual account, which benefit would have been attributable to Employer contributions and would have accrued under an Employer-maintained Qualified Plan but for:

                      (1)  the limitations under Code section 401(a)(17), or

                      (2) reductions in a Participant's Earnings attributable to Elective Deferrals under this Plan or similar Elective Deferrals under Associated Plans.

                                     11-16

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


11.64. Majority-owned Subsidiary is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

               The term Majority-owned Subsidiary means a subsidiary more than fifty percent of whose outstanding securities representing the right, other than as affected by events of default, to vote for the election of directors, is owned by the subsidiary's parent and/or one or more of the parent's other Majority-owned Subsidiaries.

11.65. Make-whole Benefit Entitlement means the portion of a Participant's Benefit Entitlement that is a Limited Addition or a Limited Benefit.

11.66. Matching Contribution means the Employer contribution that is the discretionary contribution described in the Plan section entitled "Matching Contributions" (see Plan section 3.08).

11.67. Maximum Annual Addition, for any individual, means this Plan's limitation on Annual Additions for that individual (see Plan section 4.01).

11.68. Maximum Election Amount means the highest dollar amount allowed to be elected on Compensation-adjustment Election forms according to the Administrator's or Sponsor's Designee's announcement for a Plan Year or other deferral period. A Participant's Maximum Election Amount is the product of that Participant's Maximum Election Percentage and his Earnings.

11.69. Maximum Election Percentage means the highest percentage of Earnings that may be an Elective Deferral under this Plan for purposes of this Plan's Compensation-adjustment Election forms according to the announcements for a Plan Year or other deferral period according to the Plan subsection entitled "Limiting Compensation-adjustment Elections" (see Plan section 3.05(g)).

11.70. Minimum Election Amount means the lowest dollar amount allowed to be elected on Compensation-adjustment Election forms according to the Administrator's or Sponsor's Designee's announce-

                                     11-17

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990

        ment for a Plan Year or other deferral period. A Participant's Minimum Election Amount is the product of that Participant's Minimum Election Percentage and his Earnings for the period in question.

11.71. Minimum Election Percentage means the lowest percentage of Earnings that may be an Elective Deferral under this Plan for purposes of this Plan's Compensation-adjustment Election forms according to the announcements for a Plan Year or other deferral period according to the Plan subsection entitled "Limiting Compensation-adjustment Elections" (see Plan section 3.05(g)). A Participant's Minimum Election Percentage is his Minimum Election Amount divided by his Earnings for the period in question.

11.72.  Named Account means an Employer Contribution Account identified in Plan section 4.02(a) but not otherwise identified in these definitions, created according to Plan article 3 and Plan article 4 to provide special Accrued Benefits, the nature of which benefits will usually be reflected in the Administrator's identification of the Account.

11.73. Named Fiduciary is defined in ERISA section 402(a)(2) and, as to this Plan, means the Sponsor, any other Employer, and the Administrator, as well as a Fiduciary who, according to the provisions of this Plan, is identified as a Named Fiduciary by the Sponsor's Designee.

11.74. Nonforfeitable is defined in ERISA section 3(19) and means a claim obtained by a Participant or Beneficiary to the part of an immediate or deferred benefit arising under this Plan from the Participant's Service if the claim is unconditional and is legally enforceable against this Plan (but a right to an Accrued Benefit derived from Employer contributions is not treated as Forfeitable merely because the Plan contains a provision described in ERISA section 203(a)(3)).

11.75. Nonqualified Pension Plan is a Pension Plan that does not meet the Code's rules for Qualified Plans. A Nonqualified Pension Plan may be an unfunded plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, as described in

                                     11-18

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        of management or highly compensated employees, as described in ERISA sections 201(2), 301(a)(3), 401(a)(1), and 4021(b)(6), and may include both plans embodied in a formal plan document and individual contractual arrangements with employees and former employees. A Nonqualified Pension Plan may also be an excess-benefit plan as described in ERISA section 3(36) or even a plan that is not an excess-benefit plan and that is not described in ERISA sections 201(2), 301(a)(3), 401(a)(1), and 4021(b)(6).

11.76.  Normal Retirement Age means a Participant's sixty-fifth birthday.

11.77. Parent is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

               A Parent of a specified person is an affiliate controlling such person directly, or indirectly through one or more intermediaries.

11.78. Participant means any Employee or former Employee who has begun participation in this Plan according to Plan article 2 and whose Benefit Entitlements have not been Forfeited, fully distributed to him, or transferred in their entirety to another Pension Plan. A Participant who is not a Covered Employee ceases to be a Participant when his Benefit Entitlement (calculated as if his Plan Liability Account had been exhausted by allocations under this Plan) is zero. An individual whose Benefit Entitlement is greater than zero continues to be a Participant for purposes of provisions relating to allocations of earnings and losses to his Benefit Entitlements, vesting in his Benefit Entitlements, and distributions in satisfaction of his Benefit Entitlements; that individual, however, is a Participant for purposes of allocations of Employer contributions only as provided in Plan articles 3 and 4.

11.79.  Participant Contributions means Elective Deferrals.

11.80.  Party in Interest is defined in ERISA section 3(14) and means

        (a) any Fiduciary (including, but not limited to, any administrator, officer, trustee or co-trustee, or custodian), counsel, or employee of this Plan;

                                     11-19

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        (b)    a person providing services to this Plan;

        (c)    an Employer;

        (d) an employee organization any of whose members are covered by the Plan;

        (e)    an owner, direct or indirect, of fifty percent or more of

               (1) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of a corporation,

               (2) the capital interest or the profits interest of a partnership, or

               (3) the beneficial interest of a trust or unincorporated enterprise that is an Employer or an employee organization described in subsection
        (d) under this Plan;

        (f)    a Relative of any individual described in subsections (a), (b),
               (c), or (e);

        (g) a corporation, partnership, trust, or estate of which (or in which) fifty percent or more of

               (1) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of such a corporation,

               (2) the capital interest or the profits interest of such a partnership, or

               (3)    the beneficial interest of such a trust or estate

               is owned, directly or indirectly, or is held by persons described in subsections (a), (b), (c), (d), or (e);

                                     11-20

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        (h) an employee, officer, director (or an individual having powers or responsibilities similar to those of officers or directors), or a ten-percent or more shareholder (directly or indirectly) of this Plan or of a person described in subsections (b), (c), (d), (e), or (g); or

        (i) a ten-percent or more (directly or indirectly in capital or profits) partner or joint venturer of a person described in subsections (b), (c), (d), (e), or (g).

11.81. Pension Plan is defined in ERISA section 3(2) and, except as provided in ERISA section 3(2)(B), means any plan, fund, or program ever established or maintained by an employer or by an employee organization, or by both, to the extent that by its express terms or as a result of surrounding circumstances that plan, fund, or program--regardless of the method of calculating the contributions made to the plan, the method of calculating the benefits under the plan, or the method of distributing benefits from the plan--provides retirement income to employees or results in a deferral of income by employees for periods extending to the termination of employment or beyond.

11.82. Person means any human being, firm, corporation, partnership, or other entity. Person also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended as of January 1, 1990, which read as follows:

               When two or more persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of an issuer, such syndicate or group shall be deemed a Person for purposes of this subsection.

        For purposes of this Plan, Person does not include the Sponsor or any wholly-owned Subsidiary of the Sponsor, and Person does not include any employee-benefit plan maintained by the Sponsor or by any wholly-owned Subsidiary of the Sponsor, and any person or entity organized, appointed, or established by the Sponsor or by any Subsidiary for or pursuant to the terms of any such employee-

                                     11-21

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a Person.

11.83. Phantom Investments are not transactions involving Plan assets and are bookkeeping measurements potentially authorized in Plan article 9 through which a Participant might cause an adjustment to his Plan Liability Account--as if that Plan Liability Account represented Plan assets that had been invested according to that Participant's directions (not to exceed the extent authorized in this Plan).

11.84. Plan means this Top Hat Plan described in this document and its appendixes and exhibits.

11.85. Plan Committee means any multiple-person Fiduciary appointed by the Sponsor or another Fiduciary according to the terms of this Plan.

11.86. Plan Liability Account means a bookkeeping record that is never part of a Participant's Accrued Benefit but that is used to show a Participant's allocation entitlement under this Plan and is part of his Benefit Entitlement.

11.87. Plan Year, for this Plan, means the twelve-month period beginning with January I through the last day of December. For any other Pension Plan, it means the twelve-month period on which its records are kept, as defined in ERISA section 3(39).

11.88. Pre-tax Savings Account, for any Participant, means the portion of his Account that is related to his Elective Deferrals and other Employer contributions whether or not caused by Compensation-adjustment Elections.

11.89. Profit, for purposes of this Plan, means the Employers' total net income from all preceding years and for the tax year for which the determination is being made, determined by each Employer on the basis of its books of account and in accordance with its standard and customary accounting practices but before deduction of taxes based on income and without reduction for any special non-recurring item such as an extraordinary loss from the sale or other disposition of any asset or reserve, and without reduction for

                                     11-22

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        contributions to this Plan or any other Pension Plan or other plan or method of providing deferred or year-end compensation for the period for which the determination is being made.

11.90. Profit-Sharing Plan, according to Treasury Regulation section 1.401-l(b)(ii), means a Pension Plan that is established and maintained by an employer to provide for the participation in the employer's profits by the employer's employees or their beneficiaries. According to Code section 401(a)(27), however, the question of whether a plan is a Profit-sharing Plan is determined without regard to the employer's current or accumulated profits and without regard to whether the employer is a tax-exempt organization. This Plan is a Profit-sharing Plan that is not a Qualified Plan; it is a Nonqualified Pension Plan that is a Profit-sharing Plan.

11.91. Qualified Plan or Qualified Trust refer to a plan or a trust maintained as part of a plan, in compliance with Code part I, subchapter D, chapter 1, subtitle A.

11.92. Qualifying Employer Real Property is defined in ERISA section 407(d)(4). Parcels of Employer Real Property may be Qualifying Employer Real Property even if part or all of that real property is leased to one lessee (which may be an Employer or an ERISA Affiliate) if

        (a)    a substantial number of the parcels are dispersed geographically;

        (b) each parcel of real property, together with improvements on that parcel, is suitable (or adaptable without excessive cost) for more than one use; and

        (c) the acquisition and retention of that property complies with the provisions of part 4 of title I of ERISA (other than ERISA section 404(a)(1)(B) to the extent that it requires diversification, and other than ERISA section 404(a)(1)(C), ERISA section 406, and ERISA section 407(a)).

11.93. Related Entity means an Affiliate or a corporation that would be an Affiliate if the phrase "at least eighty percent" in Code section

                                     11-23

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


        1563(a) read "more than fifty percent" or an unincorporated trade or business that would be an Affiliate if Code section 414(c) were construed using the standard of "more than fifty percent" instead of "at least eighty percent."

11.94. Related Entity-maintained means, as to a Related Entity, the same thing that Employer-maintained means to an Employer.

11.95. Relative is defined in ERISA section 3(15) and means an individual's spouse, ancestor, lineal descendant, or spouse of a lineal descendant.

11.96. Restoration Event means an event described in Plan section 8.10(g), which ends the Suspension Period.

11.97. Restricted Participant is a Participant with any Nonforfeitable Employer Contribution Benefit Entitlement.

11.98. Retire, Retires and all variants mean that a Participant Separates from Service because of Disability, after attaining Normal Retirement Age, or after retiring according to an Employer-maintained Qualified Plan.

11.99. Retirement means the act of Retiring or refers to periods after a person Retires.

11.100.Second-tier Trigger Event

        (a) Second-tier Trigger Event means an event described in this Plan's exhibit entitled "Second-tier Trigger Events"; that exhibit may be amended by the Sponsor without amending this Plan, except during a Suspension Period. Until the exhibit entitled "Second-tier Trigger Events" exists, subsection (b) of this Plan section is deemed to be that exhibit.

        (b) A Second-tier Trigger Event occurs if any of the circumstances described in any paragraphs of this subsection occurs.

               (1) the Sponsor enters into any agreement with a Person that involves the transfer of ownership of the Spon-

                                     11-24

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


                      sor or of all or at least fifty percent of the Sponsor's total assets on a consolidated basis, as reported in the Sponsor's consolidated financial statements filed with the Securities and Exchange Commission (including an agreement for the acquisition of the Sponsor by merger, consolidation, or statutory share exchange--regardless of whether the Sponsor is intended to be the surviving or resulting entity after the merger, consolidation, or statutory share exchange--or for the sale of substantially all of the Sponsor's assets to that Person), and

                      (A) the agreement does not include provisions requiring that the Person must maintain the Crestar Financial Corporation Additional Nonqualified Executive Plan and its benefits according to the Crestar Financial Corporation Additional Nonqualified Executive Plan's terms on the date, that the agreement is entered into; or

                      (B) the agreement does not include provisions requiring that the Person must establish or maintain a Top Hat Plan that covers all Crestar Financial Corporation Additional Nonqualified Executive Plan participants on the date that the agreement is entered into and that provides benefits that are at least equal to the Crestar Financial Corporation Additional Nonqualified Executive Plan's benefits according to the Crestar Financial Corporation Additional Nonqualified Executive Plan's terms on the date that the agreement is entered into, as determined by the Administrator applying a standard derived from ERISA section 208; or

                      (C) the agreement satisfies the requirements of paragraph (A) or (B), but does not also provide that those provisions survive the consummation of any transaction (including a merger, consolidation, statutory share exchange, or sale

                                     11-25

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


                             or sale transaction) so that any participant may enforce those provisions against the Person; or

                      (D) the agreement satisfies the requirements of paragraphs (A) or (B) and (C), but, in fact, the Person does not maintain the Crestar Financial Corporation Additional Nonqualified Executive Plan or the Person does not establish or maintain a Top Hat Plan that covers all Crestar Financial Corporation Additional Nonqualified Executive Plan Participants on the date that the agreement is entered into and that provides benefits that are at least equal to the Crestar Financial Corporation Additional Nonqualified Executive Plan's benefits according to the Crestar Financial Corporation Additional Nonqualified Executive Plan's terms on the date that the agreement is entered into and as determined by the Administrator applying a standard derived from ERISA section 208.

                     (2) Any Person is or becomes an Acquiring Person described in Plan section 11.03(a).

                     (3) During any period of two consecutive calendar years, the Continuing Directors cease for any reason to constitute a majority of the Board.

               For purposes of this subsection, a Second-tier Trigger Event occurs on the closing date of an agreement described in paragraph
               (1)(A), (1)(B), or (1)(C) or on the date of breach of an agreement, as described in paragraph (1)(D); on the date of public disclosure that a Person has become an Acquiring Person, as described in paragraph (2); or on the date that the Continuing Directors cease to constitute a majority of the Board, as described in paragraph (3).

11.101. Security is defined in ERISA section 3(20) and means the same as it does under section 2(1) of the Securities Act of 1933, 15 U.S.C. 77B(1), except when it refers to an Employer Security. An Employer Security means a Security issued by an Employer or by

                                     11-26

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990

        an ERISA Affiliate. A contract to which ERISA section 408(b)(5) applies is not treated as a Security for purposes of this Plan.

11.102. Separation, Separation from Service, and all variants mean the cessation of the employer-employee relationship as that relationship is defined for Federal Insurance Contribution Act (FICA) determinations on whether compensation is wages. Specifically, the relationship of employer-employee ceases when it no longer exists for federal employment tax purposes or when it no longer satisfies those applicable Employment Tax regulations, including section 31.3401(c)-1 of the Employment Tax regulations. An individual Separates from Service when he dies, Retires, has a Disability, quits, or is discharged.

11.103. Service means employment by an Employer unless otherwise specified.

11.104. Sponsor means Crestar Financial Corporation.

11.105. Sponsor-maintained refers to each employee-benefit plan directly or indirectly established according to law or continued by the Sponsor. It includes all relevant Qualified Plans and Nonqualified Pension Plans whether or not the plans have been terminated.

11.106. Sponsor's Designee means the Sponsor's Compensation and Benefits Manager or such other Sponsor officer as the Sponsor may designate.

11.107. Spouse means the individual legally married to a Participant (according to the laws of the individual's domicile), but that individual is not a Spouse after the marriage to the Participant is legally ended.

11.108. Subsidiary is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

               A Subsidiary of a specified person is an affiliate controlled by such person directly, or indirectly through one or more intermediaries.

                                     11-27

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


11.109. Supplemental Account, for any Participant, means the portion of his Account mentioned in Plan section 4.02(d) and designed to provide benefits (not including Make-whole Benefit Entitlements) that supplement other benefits under Employer-maintained Pension Plans.

11.110. Supplemental Benefit Entitlement means a portion of a Participant's Benefit Entitlement that is either a Supplemental Account (or the coordinate portion of his Plan Liability Account) or a defined-benefit form of Benefit Entitlement that is not a Make-whole Benefit Entitlement.

11.111. Supplemental Earnings Factor means the earnings rate most recently announced by the Sponsor's Designee, on behalf of the Sponsor (during a Suspension Period, by the Fiduciary authorized according to Plan section 8.09(g) to exercise the Sponsor's powers) to be applied to this Plan's calculations of the Supplemental Account and Make-whole Benefit Entitlement portions of Plan Liability Accounts to reflect earnings that could have applied to Supplemental Accounts had this Plan been a Qualified Plan.

11.112. Surviving Spouse means a Participant's Spouse at the time of that Participant's death.

11.113. Suspension Period means the time after one Trigger Event and before the effects of all Trigger Events have been reversed by Restoration Events.

11.114. Top Hat Plan means a Nonqualified Pension Plan that is unfunded and maintained by an employer for a select group of management or highly compensated employees, as described in ERISA section 201(2), ERISA section 301(a)(3), ERISA section 401(a)(1), or ERISA section 4021(b)(6).

11.115. Trigger Event means a First-tier Trigger Event, a Second-tier Trigger Event, or a Financial Trigger Event.

11.116. Unrestricted Participant means a Participant whose Employer Contribution Benefit Entitlement is entirely Forfeitable.

                                     11-28

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


11.117. Valuation Date, for this Plan, means the last day of each Plan Year and any other date determined by the Administrator.



                                     11-29

                          Crestar Financial Corporation
                             Additional Nonqualified
                                 Executive Plan
                           Effective December 26, 1990


                                ADOPTION OF PLAN
                                ----------------

As evidence of its adoption of the Plan as amended and restated in this document, Crestar Financial Corporation, the Sponsor, has caused this document to be signed by its duly authorized officer as of December 26, 1990.



                                    CRESTAR FINANCIAL CORPORATION



                                    By:Patrick ?
                                       -------------------------------

                          CRESTAR FINANCIAL CORPORATION
                     ADDITIONAL NONQUALIFIED EXECUTIVE PLAN
                             As Amended and Restated
                           Effective December 26, 1990


                        FINANCIAL TRIGGER EVENTS EXHIBIT
                           Effective December 18, 1992
                       ----------------------------------


Plan  section  11.52  defines the term  "Financial  Trigger  Event."  Under Plan section 11.52(a), that term has the meaning set forth in a Plan exhibit entitled "Financial Trigger Events"; when no such exhibit exists, that term has the meaning set forth in Plan section 11.52(b).

Until December 18, 1992, the term  "Financial  Trigger Event" is defined by Plan section 11.52(b). On December 18, 1992, the Sponsor's Board directed appropriate officers to amend the plans associated with the OMNI Trust to remove the definition of Financial Trigger Event. Acting pursuant to the Board's direction, the Sponsor's Designee hereby creates this exhibit, effective December 18, 1992. According to this exhibit (and despite Plan section 11.52), the term "Financial Trigger Event" is no longer a defined term under the Plan (in other words, a Financial Trigger Event cannot occur under the Plan).







                                          CRESTAR FINANCIAL CORPORATION



Date:___________                          By:________________________
                                                Ross W. Dorneman
                                                Sponsor's Designee

                         CRESTAR FINANCIAL CORPORATION
                    ADDITIONAL NONQUALIFIED EXECUTIVE PLAN
                           As Amended and Restated
                          Effective December 26, 1990


                       FIRST-TIER TRIGGER EVENT EXHIBIT
                          Effective December 18, 1992
                      ----------------------------------


In accordance with Plan section 11.53(a), the definition of First-tier Trigger Event in this Exhibit replaces the definition of First-tier Trigger Event in Plan section 11.53(b), effective December 18, 1992.


      A First-tier Trigger Event occurs on the earlier of these two times:

      (1) a notice of a Board meeting (a regularly scheduled meeting or a special meeting) is sent by the appropriate officers to the Sponsor's Board, indicating a purpose of the meeting is to consider a transaction that, if consummated, would constitute a Second-tier Trigger Event; or

      (2) the Sponsor's Board announces that it has met (whether at a regularly scheduled meeting or a special meeting) to consider a proposal for a transaction that, if consummated, would constitute a Second-tier Trigger Event.



This exhibit is implemented by me as the Sponsor's Designee under the Plan pursuant to action of the Board of Directors on December 18, 1992.



Date:___________                     By:________________________
                                        Ross W. Dorneman
                                        Sponsor's Designee

                          CRESTAR FINANCIAL CORPORATION


                                   CERTIFICATE


      I, Ross W. Dorneman, hereby certify that I am the duly appointed and qualified Compensation and Benefits Manager of Crestar Financial Corporation and as such, I am the Sponsor's Designee under the Crestar Financial Corporation Additional Nonqualified Executive Plan, effective December 26, 1990 (the "Plan"), and I further certify that the First-Tier Trigger Events Exhibit and the Second-Tier Trigger Events Exhibit to the Plan, attached to this Certificate, were implemented by me this date pursuant to action of the Board of Directors taken on October 25, 1996.

      The adoption of the Exhibits attached to this Certificate affects other provisions of the Plan that are dependent on the definitions of First-tier Trigger Event or Second-tier Trigger Event. For example, the term "Trigger Event" is defined as a First-tier Trigger Event, a Second-tier Trigger Event or a Financial Trigger Event. No Trigger Event can occur on or after the date of this Certificate and, therefore, no Suspension Period and no Restoration Period can occur on or after the date of this Certificate. Accordingly, any provision in the Plan that purports to require assumption of duties by the Alternate Primary Trustee or Alternate Administrator or to limit, affect or preclude actions or authority of the Sponsor, Trustee, the Administrator or any other party to the Plan on or after the occurrence of a Trigger Event (or a First-tier, Second-tier or Financial Trigger Event) or a Suspension Period or Restoration Period shall be ineffective.




Dated:___________________           _________________________________
                                    Ross W. Dorneman
                                    Sponsor's Designee

                          CRESTAR FINANCIAL CORPORATION
                     ADDITIONAL NONQUALIFIED EXECUTIVE PLAN
                           Effective December 26, 1990



                        FIRST-TIER TRIGGER EVENTS EXHIBIT
                            Effective March 30, 1998
                       ----------------------------------


In accordance with Plan section 11.53(a), the definition of First-tier Trigger Event in this exhibit replaces the definition of First-tier Trigger Event in Plan section 11.53(b) and supersedes the First-Tier Trigger Events Exhibit dated December 18, 1992. According to this exhibit, the term "First-tier Trigger Event" is no longer a defined term under the Plan (in other words, a First-tier Trigger Event cannot occur under the Plan and any provision of the that purports to limit, affect or preclude actions or authority of the Sponsor, Trustee, Administrator or any other party to Plan on the occurrence of or following a First-tier Trigger Event shall be ineffective).

This exhibit is implemented by me as the Sponsor's Designee under the Plan pursuant to action of the Board of Directors on October 25, 1996,


Date:________________                     By:_______________________________
                                               Ross W. Dorneman
                                               Sponsor's Designee

                          CRESTAR FINANCIAL CORPORATION
                     ADDITIONAL NONQUALIFIED EXECUTIVE PLAN
                           Effective December 26, 1990


                       SECOND-TIER TRIGGER EVENTS EXHIBIT
                            Effective March 30, 1998
                             ----------------------------------


In accordance with Plan section 11.100(a), the definition of Second-tier Trigger Event in this exhibit replaces the definition of Second-tier Trigger Event in Plan section 11.100(b). According to this exhibit, the term "Second-tier Trigger Event" is no longer a defined term under the Plan (in other words, a Second-tier Trigger Event cannot occur under the Plan and any provision of the that purports to limit, affect or preclude actions or authority of the Sponsor, Trustee, Administrator or any other party to Plan on the occurrence of or following a Second-tier Trigger Event shall be ineffective).

This exhibit is implemented by me as the Sponsor's Designee under the Plan pursuant to action of the Board of Directors on October 25, 1996,



Date:________________                     By:_______________________________
                                               Ross W. Dorneman
                                               Sponsor's Designee

                          CRESTAR FINANCIAL CORPORATION
                                  CRESTAR BANK


                                   Certificate


      I, James J. Kelley, hereby certify that I am the duly elected and qualified Human Resources Director of Crestar Financial Corporation and Crestar Bank. I further certify that I have today implemented the attached resolutions pursuant to actions taken by the Board of Directors on October 23, 1998, which actions remain in full force and effect as of this date.

Date:  December 30, 1998                  ______________________________________
                                              James J. Kelley

                          CRESTAR FINANCIAL CORPORATION
                                  CRESTAR BANK



      RESOLVED, That pursuant to actions of the Human Resources and Compensation Committee on October 22, 1998 and to actions of the Board of Directors of Crestar Financial Corporation and Crestar Bank on October 23, 1998, which provided that Crestar Bank should be sponsor of the plans funded through the Crestar Bank Selected Executive Plans Trust and Crestar Bank accepted such sponsorship, the Crestar Financial Corporation Additional Nonqualified Executive Plan is amended to provide that Crestar Bank is the sponsor under such Plan, effective as of December 29, 1998.